FOR TAX-EXEMPT INCOME


                                                             Tax-Free Idaho Fund
                                                              Tax-Free Iowa Fund
                                                            Tax-Free Kansas Fund
                                                  Tax-Free Missouri Insured Fund
                                                      Tax-Free North Dakota Fund
                                                    Tax-Free Oregon Insured Fund
                                                Tax-Free Washington Insured Fund
                                                         Tax-Free Wisconsin Fund

                             (photo of illustration
                                 from Tax-Exempt
                                Income Brochure)

service and guidance

professional management

goals

1999
Semi-Annual Report

DELAWARE
INVESTMENTS
-------------------
Philadelphia-London
   for tax-
exempt income
      2

Dear Shareholder:

OVER THE LAST SIX MONTHS, DELAWARE Investments' eight midwest and northwest tax-exempt municipal bond funds held their ground as investors' shifted their focus from the safety of U.S. Treasury bonds to the higher return potential of stocks.

   In August, debt problems in Russia and Brazil, along with ongoing concerns about recessions in Asia, created strong worldwide demand for U.S. Treasury bonds. Throughout the fall, slower corporate earnings growth also fueled demand for the security of U.S. government debt. Prices for long-term Treasury bonds rose sharply, pushing yields to historic lows.

   As prices for U.S. Treasury bonds moved higher, municipal bonds seemed to offer remarkable value compared to Treasuries. Historically, long-term municipal bonds have provided approximately 83% of the income provided by Treasuries of similar maturities. Although municipal bonds typically provided less income than Treasuries, this was balanced by the fact that municipal income is tax exempt.

   Last fall, as Treasury yields were dropping, an abundant supply of municipal bonds was met with stable demand and held municipal yields relatively steady. The yield difference between Treasuries and municipal bonds narrowed substantially. In October, 30-year municipal bonds yielded as much as 98% of what comparable Treasuries yielded. Unlike Treasury securities, municipal bonds are not guaranteed by the U.S. Government.


AS PRICES FOR U.S. TREASURY BONDS MOVED HIGHER, MUNICIPAL BONDS SEEMED TO OFFER REMARKABLE VALUE COMPARED TO TREASURIES

CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

                                              Six Months Ended February 28, 1999
--------------------------------------------------------------------------------
Tax-Free Idaho Fund A Class                                    +2.06%
Tax-Free Iowa Fund A Class                                     +1.74%
Tax-Free North Dakota Fund A Class                             +2.02%
Tax-Free Wisconson Fund A Class                                +1.82%
Lipper Other States Municipal Debt Fund Average (79 Funds)     +1.81%
--------------------------------------------------------------------------------
Tax-Free Kansas Fund A Class                                   +2.78%
Lipper Kansas Municipal Debt Fund Average (13 funds)           +2.11%
--------------------------------------------------------------------------------
Tax-Free Missouri Insured Fund A Class                         +2.29%
Lipper Missouri Municipal Debt Fund Average (25 funds)         +1.94%
--------------------------------------------------------------------------------
Tax-Free Oregon Insured Fund A Class                           +2.19%
Lipper Oregon Municipal Debt Fund Average (25 funds)           +1.95%
--------------------------------------------------------------------------------
Tax-Free Washington Insured Fund A Class                       +2.07%
Lipper Washington Municipal Debt Fund Average (8 funds)        +1.81%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                           +2.62%
Lehman Brothers Insured Municipal Bond Index                   +2.54%

All performance shown above is at net asset value and assumes reinvestment of distributions. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. The unmanaged Lehman Brothers Indices are composed of bonds with a variety of quality ratings from many states. Complete performance information for all funds can be found on pages 12 through 15.

                                                                      for tax-
                                                                   exempt income
                                                                         3

   As winter approached, three Federal Reserve interest rate cuts helped to restore investors' confidence in the U.S. economy and reduce concerns about the impact of global recession. This set the stage for a stock market recovery that began during the fourth quarter of 1998 and continued into the new year. Fixed-income investments took second billing to equities.

   The performance of U.S. Treasury bonds suffered over the first two months of 1999, as strength in the domestic economy reduced demand for safe haven investments. Municipal bond prices held up better than Treasuries due to a declining supply of municipal bonds.

   We are pleased to report that for the six months ended February 28, 1999, total returns for seven of the eight state funds in this report outpaced the average returns of their respective peer groups. Please see the Portfolio Manager's Review for a discussion of individual fund performance.

   Though fixed-income funds aren't likely to take center stage as long as the stock market continues to rise, we believe they play an important role in balanced financial plans. In our view, municipal bond funds provide diversification that can help reduce the volatility of a portfolio heavily weighted in equities. We believe that municipal bond funds can also help provide compelling opportunities for high income, especially when compared with taxable fixed-income alternatives.

   In the pages that follow, your Fund's portfolio manager, Elizabeth H. Howell, reviews the positioning of your municipal bond funds and provides an outlook for the remainder of the year. We encourage you to meet with your financial adviser to discuss the performance of your investments and review your portfolio's overall asset mix.

Sincerely,

/s/ Jeffrey J. Nick

JEFFREY J. NICK
Chairman, President and
Chief Executive Officer
Delaware Investments Family of Funds

Jeffrey J. Nick Named Chairman
On December 17, 1998, Jeffrey J. Nick was named Chairman of the Delaware Investments Family of Funds. He replaces Wayne A. Stork who has retired as Chairman of the Board of Directors, but continues to serve as a Board Member. Mr. Nick was named President and Chief Executive Officer of Delaware Investments Family of Funds in October 1997. He has been CEO of Lincoln National Investment Companies, an indirect parent company of Delaware Investments, since October 1996 and previously managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a Bachelor of Arts degree from Princeton University.

   for tax-
exempt income
      4

Portfolio Managers' Review

BY ELIZABETH H. HOWELL
Vice President/Senior Portfolio Manager
March 8, 1999

In 1998, state and local governments sold municipal bonds at a near-record volume, led by education, transportation and health care issues. New municipal bond issuance reached $285 billion in 1998, second only to the record $292 billion sold in 1993 (Source: The Bond Buyer).

   This provided us with ample opportunities to select bonds with solid credit ratings, the potential to deliver high current income and the possibility to appreciate in value. The large municipal bond supply also, however, slightly exceeded investor demand, which temporarily stifled price gains.

   In 1998, expanding economies and lower interest rates helped create an attractive environment for state and local governments to issue debt. With interest rates at or near 25-year lows, many municipalities refinanced bonds to pay off older, higher interest debt.

   New bond issuance cooled off substantially over the first two months of 1999. At just $13.8 billion, January new issue sales were down 24% from the same period in 1998 (Source: The Bond Buyer). The supply drought continued in February, driven by reduced refunding activity and growing budget surpluses for many municipal governments.

   Reduced municipal bond supply early in 1999 helped keep prices from falling as quickly as Treasuries in the wake of stronger-than-expected U.S. economic growth. In our opinion, municipal bonds offer fixed-income investors an attractive tax-exempt option during periods of increased volatility in the Treasury market.

   Since many municipalities have already taken advantage of the opportunity to refinance their debt, and because the IRS limits how frequently municipalities are allowed to issue refunding bonds, we think, municipal bond prices may continue to benefit from steady investor demand amid limited supply.

TAX-FREE IDAHO FUND
Tax-Free Idaho Fund provided a total return of +2.06% (for Class A shares at net asset value with distributions reinvested) for the six months ended February 28, 1999. This performance exceeded the +1.81% average return of the Fund's peer group in the Lipper Other States Municipal Debt Fund category.

   We were able to outpace the returns of our peers by positioning the Fund to take advantage of a declining interest rate environment. As of February 28, 1999, Tax-Free Idaho Fund's duration, which measures a fund's sensitivity to interest rate changes, was 7.1 years and allowed the fund to benefit as lower interest rates increased the attractiveness of higher yielding long-term bonds.

IN OUR OPINION, MUNICIPAL BONDS OFFER FIXED-INCOME INVESTORS AN ATTRACTIVE TAX-EXEMPT OPTION DURING PERIODS OF INCREASED VOLATILITY IN THE TREASURY MARKET.

                                                                      for tax-
                                                                   exempt income
                                                                         5

   Tax-Free Idaho Fund maintained a well-diversified portfolio, with 88.7% of the Fund's assets allocated to high-quality, investment grade issues. We complemented the portfolio's investment grade holdings with well-researched unrated bonds to help boost the income provided by the Fund.

   As of February 28, 1999, 11% of Tax-Free Idaho Fund's assets were invested in unrated bonds. In general, these unrated bonds offered more income than rated bonds. Being unrated does not necessarily mean that a bond is of lower quality. Our in-house credit research capabilities enable us to carefully evaluate unrated bonds, typically issued by small, rural communities looking to forego the expense of obtaining a Standard and Poor's or Moody's Investors Services credit rating.

   While Idaho's state economy is still somewhat reliant on resource-based industries (timber, agriculture and minerals), a growing demand for manufacturing jobs has helped increase diversity. Serving as the base for Micron Technology, Idaho has been able to attract several technology and software companies over the past decade, which has helped to create new jobs and boost personal incomes.

   Overall, we believe, a strong regional economy has strengthened the financial position of many Idaho municipalities.

TAX-FREE IOWA FUND
Tax-Free Iowa Fund provided a total return of +1.74% (for Class A shares at net asset value with distributions reinvested) as of February 28, 1999. This return fell slightly short of the average return of the 79 funds in the Lipper Other States Municipal Debt Fund category as shown on page 2.

   We attribute the Fund's performance to efforts to balance Tax-Free Iowa Fund's total return potential with a high level of current income. Over the last six months, we added several unrated bonds to Tax-Free Iowa Fund's portfolio to enhance the income stream, which at the same time slightly reduced our overall price performance.

   The duration of the Fund as of February 28, 1999 was 6.3 years. We will work to slightly extend the duration of Tax-Free Iowa Fund as securities in the Fund's portfolio mature. We believe this will position the Fund to benefit from the prevailing trend of benign inflation and lower interest rates.


CREDIT QUALITY
TAX-FREE IDAHO, KANSAS, NORTH DAKOTA AND WISCONSIN FUNDS
--------------------------------------------------------------------------------
FEBRUARY 28, 1999
                         Tax-Free  Tax-Free  Tax-Free    Tax-Free    Tax-Free
                          Idaho       Iowa     Kansas   North Dakota Wisconsin
                          Fund        Fund      Fund       Fund        Fund
--------------------------------------------------------------------------------
    AAA                   25.9%       26.1%     38.8%      31.5%        39.5%
    AA                     8.2%        2.1%     13.2%      25.0%         6.0%
    A                     21.9%       43.9%      3.3%      15.9%        17.6%
    BBB                   32.7%       14.9%     10.2%      12.2%         8.5%
    Unrated               11.3%       13.0%     34.5%      15.4%        28.5%
--------------------------------------------------------------------------------
    Average Quality         A-          A-        AA        AA-          AA-
   for tax-
exempt income
      6

   Historically, Iowa municipalities have issued relatively few bonds that are exempt from both federal and state taxes. All of the bonds, however, in the Tax-Free Iowa Fund's portfolio provide Iowa residents with a dual state and federal income tax exemption. Some investors, for example, those who pay Alternative Minimum Tax, may not benefit fully from these holdings.

   Over the past six months, increased revenue from legalized gambling has improved the financial condition of Iowa's growing state economy. Iowa residents continue to enjoy one of the nation's lowest unemployment rates (Source: Iowa Department of Economic Development). In the coming months, we expect strong state and national economic trends to benefit the credit profile of most Iowa municipalities.

TAX-FREE KANSAS FUND
Tax-Free Kansas Fund provided an impressive total return of +2.78% (for Class A shares at net asset value with distributions reinvested) as of February 28, 1999. This exceeded the average return of similar municipal bond funds in the state of Kansas as shown on page 2.

   Tax-Free Kansas Fund also outperformed its unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which is composed of municipal bond funds from many states with a variety of credit ratings.

   Tax-Free Kansas Fund's above average performance can be largely attributed to a modest restructuring of the portfolio. Last year we added to the Fund's holdings of discount bonds (bonds selling for less than their face value) and higher risk, high-yield bonds. This combination helped to boost the current income provided by Tax-Free Kansas Fund while at the same time delivering opportunities for price appreciation.

   Tax-Free Kansas Fund invested the majority of its assets in higher quality, investment grade bonds. These bonds provided the fund with some degree of safety due to high credit quality.

   As of February 28, 1999, 34.5% of the Fund's assets were invested in unrated


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
FEBRUARY 28, 1999


                                         Tax-Free      Tax-Free      Tax-Free        Tax-Free        Tax-Free
                                          Idaho          Iowa         Kansas       North Dakota     Wisconsin
                                           Fund          Fund          Fund            Fund            Fund
--------------------------------------------------------------------------------------------------------------
   Average Maturity                     18.8 years    18.1 years     21.4 years    19.6 years     21.1 years
   Average Effective Maturity*          10.1 years     8.4 years     11.1 years     9.1 years     11.1 years
   Average Duration                      7.1 years     6.3 years      7.6 years     6.9 years      8.2 years
   AMT Income**                         11.99%         5.28%         20.21%        14.26%         21.76%
   Current 30-Day
   SEC Yield
   (A Class)                             3.9%          3.6%           3.9%          4.2%           3.8%
   (B and C Classes)                     3.4%          3.0%           3.3%          3.6%           3.1%

 *Average effective maturity takes into consideration all prepayments, puts and adjustable coupons.
**Percentage of income generated for the six months ended February 28, 1999 that was subject to the federal alternative minimum tax.

                                                                      for tax-
                                                                   exempt income
                                                                         7

issues, which helped boost the Fund's income stream and total return potential. In most cases, these unrated bonds were issued by small, rural municipalities looking to avoid the expense of obtaining a Standard & Poor's or Moody's Investors Services rating. We rigorously research unrated bond issues and continue to monitor their credit quality on a regular basis.

   The economy in Kansas, like most other mid-western state economies is healthy and growing. The state of Kansas also boasts an unemployment rate that is below the national average (Source: Bureau of Labor Statistics). Falling overseas demand for wheat and declining commodity prices may, however, begin to put pressure on the state's farming industry in the coming year. In our opinion, with budgets in excellent shape and tax revenues rising at both the state and local level, this scenario should not adversely affect the financial situations of Kansas municipalities in the near future.

TAX-FREE MISSOURI
INSURED FUND
Tax-Free Missouri Insured Fund performed well for the six months ended February 28, 1999, returning +2.29% (for Class A shares at net asset value with distributions reinvested). This was higher than the average total return of other Missouri municipal bond funds, most of which invest in uninsured bonds, but fell slightly short of the Fund's benchmark, the Lehman Brothers Insured Municipal Bond Index.

   Tax-Free Missouri Insured Fund invested exclusively in bonds and insured bonds rated AAA by Standard and Poor's or Moody's Investors Services. Over the past six months, many of the Fund's general obligation bonds were refinanced due to lower interest rates. When a bond is refinanced, or pre-refunded, it is then secured by U.S. Treasury bonds, which are held in a separate escrow account. This


TAX-FREE MISSOURI INSURED, OREGON INSURED AND
WASHINGTON INSURED FUNDS ASSET MIX
--------------------------------------------------------------------------------
FEBRUARY 28, 1999
                                      Tax-Free      Tax-Free         Tax-Free
                                      Missouri     Washington         Oregon
                                    Insured Fund  Insured Fund     Insured Fund
--------------------------------------------------------------------------------
Housing                                15.9%           21.0%           3.1%
Hospital                               25.1%           17.9%           5.8%
General Obligation                      4.3%           17.9%          22.3%
Power Authority                         4.1%           19.0%           6.0%
Pre-Refunded                           26.8%             --           22.2%
Education                               1.9%           15.3%          13.6%
Industrial                              1.9%            1.9%            --
Water & Sewer                           4.2%            8.6%          13.2%
Transportation                           --             7.8%           5.6%
Utility                                 4.2%             --             --
Cash and Other Assets                   3.0%           (9.4%)          1.6%
Other Revenue Bonds                     6.7%             --             --
Lease/Certificates of Participation     1.9%             --            6.6%
   for tax-
exempt income
      8

improves the bond's credit quality, which can substantially enhance the bond's value.

   Tax-Free Missouri Insured Fund's performance was also supported by the strong call protection features of its holdings. In most cases, we attempted to purchase bonds with a minimum of 10 years of call protection. Call protection prevents a bond issuer from paying off the loan early to take advantage of declining interest rates. This allows the Fund to continue earning an attractive coupon for a longer period of time.

   Increased housing and commercial development activity is promoting relatively rapid growth in Missouri's metropolitan areas, particularly in St. Louis and Kansas City. We expect this growth to increase tax revenues in Missouri and strengthen the credit quality of the state's municipalities.

TAX-FREE NORTH DAKOTA FUND
For the six months ended February 28, 1999, Tax-Free North Dakota Fund provided an above average return of +2.02% (for Class A shares at net asset value with distributions reinvested). This compared favorably with the +1.81% average return of the Fund's peers but lagged the unmanaged Lehman Brothers Municipal Bond Index.

   The Fund's strong performance can be attributed in part to an effective portfolio strategy. Over the last six months, we continued to position Tax-Free North Dakota Fund to perform well in a declining interest rate environment. We did this by modestly extending the Fund's average effective duration to 6.9 years. This helped us to achieve a higher rate of total return as bond prices rose last fall.

   We complemented this strategy by seeking bonds with superior call protection features. Call protection helped to limit the ability of bond issuers to pay off their debts prior to maturity in order to reduce their interest payments.

   Nearly 30% of Tax-Free North Dakota Fund's holdings were invested in medium-quality investment grade bonds. These bonds provided above-average, tax-exempt income for the Fund without significantly increasing the portfolio's level of price volatility.

   Rebuilding projects in metropolitan areas such as Fargo and Grand Forks following the 1997 Red River Valley floods created employment opportunities and



PORTFOLIO HIGHLIGHTS
February 28, 1999
                                    Tax-Free        Tax-Free       Tax-Free
                                    Missouri         Oregon       Washington
                                  Insured Fund    Insured Fund   Insured Fund
--------------------------------------------------------------------------------
Average Maturity                   18.0 years      19.2 years     24.4 years
Average Effective Maturity*         7.0 years      10.8 years     13.8 years
Average Duration                    5.8 years       8.3 years      8.9 years
AMT Income**                       18.97%           9.95%         14.43%
Current 30-Day
SEC Yield
(A Class)                           3.4%            3.7%           4.4%
(B and C Classes)                   2.8%            3.1%           3.8%

 *Average effective maturity takes into consideration all prepayments, puts and adjustable coupons.
**Percentage of income generated for the six months ended February 28, 1999 that was subject to the federal alternative minimum tax.

                                                                      for tax-
                                                                   exempt income
                                                                         9

helped to boost local economies. As of February 28, 1999, North Dakota's unemployment rate was just 2%, one of the lowest rates of joblessness in the country (Source: Bureau of Labor Statistics).

   Yet unlike most other mid-western states, North Dakota's municipalities have not been able to accumulate significant budget surpluses over the last several years. In the coming months, we will continue to monitor the fiscal health of North Dakota's municipalities to ensure acceptable credit quality for all of Tax-Free North Dakota Fund's holdings.

TAX-FREE OREGON
INSURED FUND
Tax-Free Oregon Insured Fund provided a total return of +2.19% (for Class A shares at net asset value with distributions reinvested) for the six months ended February 28, 1999. This return exceeded the +1.95% average total return for all other Oregon municipal bond funds tracked by Lipper Analytical Services, but fell short of the Fund's benchmark, the Lehman Brothers Insured Municipal Bond Index.

   As of February 28, 1999, Tax-Free Oregon Insured Fund's average duration was
8.3 years. This allowed the Fund to benefit from rising bond prices when the Federal Reserve cut interest rates last fall. In our opinion, benign inflation and global recession should continue to reduce the likelihood of interest rate increases in the near future.

   Tax-Free Oregon Insured Fund invested exclusively in bonds with AAA ratings from Moody's Investors Services or Standard & Poor's. In 1998, more than 50% of all municipal new issues carried insurance according to Securities Data Corporation, demonstrating strong investor demand for the added security of insured municipal debt. All of the bonds in the Fund's portfolio are protected by municipal bond insurance, which guarantees the timely payment of principal and interest. This does not, however, guarantee against price volatility.

   The Oregon economy continues to demonstrate economic development and diversification despite the collapse of Asian economies. The Asian recession began to slow economic growth in Oregon in late 1997 and continued to have an impact throughout much of 1998 (Source: Standard & Poors Credit Week Municipal). Though the long-term outlook is positive, further slowing of the state's economy is possible in 1999. In our opinion, however, the finances of most Oregon municipalities remain very strong and should support the credit quality of the Fund's holdings.

TAX-FREE WASHINGTON
INSURED FUND
Tax-Free Washington Insured Fund provided a strong total return of +2.07% (for Class A shares at net asset value with distributions reinvested) for the six months ended February 28, 1999. This performance exceeded the +1.81% average return for all other Washington municipal bond funds, as measured by Lipper Analytical Services.

   Tax-Free Washington Insured Fund outperformed its peers because we positioned the Fund for a modest decline in interest rates. As of February 28, 1999, the Fund's duration, a measure of its sensitivity to interest rate changes, was 8.9 years. This allowed the Fund to benefit from for tax-
                                                                   exempt income
                                                                              10

rising bond prices when interest rates were lowered last fall. In our opinion, prudent Federal Reserve Board monetary policy, falling commodity prices and a surge in less expensive imports should help to keep inflation in check and reduce the possibility of higher interest rates in the near future.

   Consistent with our outlook for a continued low interest rate environment, we reduced the Fund's holdings in housing-related bonds. Housing bonds tend to yield more than other types of municipal bonds with similar credit ratings and maturities. However, since these securities are often prepaid by their issuers when interest rates are low, we believed it made sense to lower our exposure.

   Washington, along with other states in the Pacific Northwest, had previously benefited from strong trade relationships with Asia, exporting goods from both the traditional industry and high-technology sectors. Consequently, economic growth in Washington has slowed due to the ongoing Asian economic turmoil (Source: Standard & Poors Credit Week Municipal).

   Washington's economy will also be challenged by planned cutbacks at Boeing, one of the state's larger employers. Despite the softening of exports, in our view, Washington's economy is in good shape and the finances of most of its municipalities are very strong. This bodes well for the underlying credit quality of the bonds held in Tax-Free Washington Insured Fund's portfolio.

TAX-FREE WISCONSIN FUND
Tax-Free Wisconsin Fund provided a total return of +1.82% (for Class A shares at net asset value with distributions reinvested) as of February 28, 1999. This performance slightly exceeded the average return of the Fund's peers in the Lipper Other States Municipal Debt Fund category as shown on page 2.

   As with our other midwest and northwest tax-exempt municipal bond funds, the key to the Fund's performance was duration. The duration of Tax-Free Wisconsin Fund was 8.2 years as of February 28, 1999. Our degree of sensitivity to interest rate changes helped the Fund's performance when rates were reduced three times last fall.

   We worked diligently in 1998 to add bonds with good call protection features, which limit bond issuers' ability to prepay their loans in order to reduce their interest rate. Strong call protection enabled Tax-Free Wisconsin Fund to maintain an attractive level of income when interest rates dropped.

   Most of the bonds issued by Wisconsin municipalities are not exempt from state income tax. Over the last six months, we sought to purchase those relatively rare Wisconsin issues that offered dual exemption from both state and federal income tax. We supplemented these holdings with territorial bonds issued by U.S. territories such as Puerto Rico and the Virgin Islands. These territorial bonds not only offered dual exemption potential from state and federal taxes, but also provided an additional element of diversification for the Fund.

   The Wisconsin economy continues to benefit from eight years of economic expansion at the national level. Wisconsin residents are benefiting from the lowest

WE WORKED DILIGENTLY IN 1998 TO ADD BONDS WITH GOOD CALL PROTECTION FEATURES, WHICH LIMIT BOND ISSUERS' ABILITY TO PREPAY THEIR LOANS IN ORDER TO REDUCE THEIR INTEREST RATE
                                                                      for tax-
                                                                   exempt income
                                                                         11

state unemployment rate in 30 years. Last year, increasing tax revenue helped the state post a $352 million budget surplus, which we feel points to a positive credit outlook for the state's municipalities in 1999.

OUTLOOK
Ten million more Americans are employed and paying taxes today than at the start of the decade. Over the same period, U.S. corporate profits also increased. As a result, 32 U.S. states produced budget surpluses in 1998, many of them substantial (Source: National Conference of State Legislatures).

   In fact, according to the National Conference of State Legislatures, which monitors the fiscal performance of state governments, the states are in their best fiscal health since 1980. In 1998, high employment rates and growing tax revenues resulted in an average state government budget surplus of 10%.

   At the national level, after a brief slowdown last summer, the U.S. economy regained its momentum in the fourth quarter. Economic growth, as measured by U.S. Gross Domestic Product, increased at a 5.6% annual rate over the last three months of 1998, largely driven by consumer spending.

   In fact, consumer spending in 1998 grew at its fastest pace in more than 14 years and remains strong in 1999. In February, U.S. retail sales rose for the seventh consecutive month. In our view, a strong national employment picture, rising personal incomes and low interest rates should sustain vigorous consumer spending this year.

   A potential concern for fixed-income investors is that robust consumer spending, combined with expanding state and national economies, may force the Federal Reserve to raise interest rates to keep inflation in check. Thus far, however, with inflation running at only 1.7%, this action has not been necessary. In our opinion, global weakness, particularly in Asia, Russia and Brazil, could dampen U.S. economic growth sufficiently to reduce the need for higher interest rates.

   Last August, uncertain global economic conditions made a profound impact on U.S. financial markets. If world economies weaken in 1999, stock market volatility may increase, creating stronger demand for fixed-income investments. In our view, investors seeking to diversify their portfolios with less volatile investments that offer tax-free dividends may find attractive opportunities in municipal bond funds. Regardless of market conditions, municipal bond funds may offer valuable asset allocation benefits without adding to taxable investment income.

REGARDLESS OF MARKET CONDITIONS, MUNICIPAL BOND FUNDS OFFER VALUABLE ASSET ALLOCATION BENEFITS WITHOUT ADDING TO TAXABLE INVESTMENT INCOME.

   for tax-
exempt income
      12

Performance Summary


TAX-FREE IDAHO FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH FEBRUARY 28, 1999

                                             Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 1/4/95)
   Excluding Sales Charge                      +9.17%      +5.52%
   Including Sales Charge                      +8.17%      +1.54%
--------------------------------------------------------------------------------
Class B (Est. 3/16/95)
   Excluding Sales Charge                      +7.24%      +4.75%
   Including Sales Charge                      +6.62%      +0.75%
--------------------------------------------------------------------------------
Class C (Est. 1/11/95)
   Excluding Sales Charge                      +8.17%      +4.75%
   Including Sales Charge                      +8.17%      +3.75%


TAX-FREE IOWA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH FEBRUARY 28, 1999

                                   Lifetime       Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
   Excluding Sales Charge            +5.10%         +5.61%       +5.24%
   Including Sales Charge            +4.38%         +4.81%       +1.31%
--------------------------------------------------------------------------------
Class B (Est. 3/24/95)
   Excluding Sales Charge            +6.54%                      +4.46%
   Including Sales Charge            +5.90%                      +0.46%
--------------------------------------------------------------------------------
Class C (Est. 1/4/95)
   Excluding Sales Charge            +8.16%                      +4.46%
   Including Sales Charge            +8.16%                      +3.46%

Performance for all Funds includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares of each Fund have a 3.75% maximum front-end sales charge. Class A Shares have a 0.25% 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year for each Fund. Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                      for tax-
                                                                   exempt income
                                                                         13

TAX-FREE KANSAS FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH FEBRUARY 28, 1999

                                        Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 11/30/92)
   Excluding Sales Charge                 +7.31%      +6.22%       +6.02%
   Including Sales Charge                 +6.66%      +5.40%       +2.06%
--------------------------------------------------------------------------------
Class B (Est. 4/8/95)
   Excluding Sales Charge                 +6.83%                   +5.23%
   Including Sales Charge                 +6.19%                   +1.23%
--------------------------------------------------------------------------------
Class C (Est. 4/12/95)
   Excluding Sales Charge                 +6.77%                   +5.24%
   Including Sales Charge                 +6.77%                   +4.24%


TAX-FREE MISSOURI INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH FEBRUARY 28, 1999

                                        Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/92)
   Excluding Sales Charge                 +6.78%       +5.86%       +5.28%
   Including Sales Charge                 +6.13%       +5.06%       +1.35%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge                 +5.64%                    +4.60%
   Including Sales Charge                 +5.31%                    +0.60%
--------------------------------------------------------------------------------
Class C (Est. 11/11/95)
   Excluding Sales Charge                 +5.53%                    +4.50%
   Including Sales Charge                 +5.53%                    +3.50%


Performance for all Funds includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares of each Fund have a 3.75% maximum front-end sales charge. Class A Shares have a 0.25% 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year for each Fund. Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

   for tax-
exempt income
      14

TAX-FREE NORTH DAKOTA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH FEBRUARY 28, 1999

                                       Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 4/1/91)
   Excluding Sales Charge                +7.67%      +6.14%       +5.35%
   Including Sales Charge                +7.15%      +5.33%       +1.41%
--------------------------------------------------------------------------------
Class B (Est. 5/10/94)
   Excluding Sales Charge                +7.13%                   +4.65%
   Including Sales Charge                +6.81%                   +0.65%
--------------------------------------------------------------------------------
Class C (Est. 7/29/95)
   Excluding Sales Charge                +6.48%                   +4.56%
   Including Sales Charge                +6.48%                   +3.56%


TAX-FREE OREGON INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH FEBRUARY 28, 1999

                                        Lifetime    Five Years    One Year
Class A (Est. 8/1/93)
   Excluding Sales Charge                 +5.88%      +5.85%       +5.31%
   Including Sales Charge                 +5.16%      +5.05%       +1.40%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge                 +5.61%                   +4.43%
   Including Sales Charge                 +5.28%                   +0.43%
--------------------------------------------------------------------------------
Class C (Est. 7/7/95)
   Excluding Sales Charge                 +6.33%                   +4.52%
   Including Sales Charge                 +6.33%                   +3.52%


Performance for all Funds includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares of each Fund have a 3.75% maximum front-end sales charge. Class A Shares have a 0.25% 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year for each Fund. Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                      for tax-
                                                                   exempt income
                                                                         15

TAX-FREE WASHINGTON INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH FEBRUARY 28, 1999

                                        Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
   Excluding Sales Charge                +7.11%       +6.47%       +5.62%
   Including Sales Charge                +6.38%       +5.67%       +1.66%
--------------------------------------------------------------------------------
Class B (Est. 10/24/95)
   Excluding Sales Charge                +6.53%                    +4.92%
   Including Sales Charge                +5.76%                    +0.92%
--------------------------------------------------------------------------------
Class C (Est. 4/21/95)
   Excluding Sales Charge                +6.84%                    +4.92%
   Including Sales Charge                +6.84%                    +3.92%


TAX-FREE WISCONSIN FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH FEBRUARY 28, 1999

                                        Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
   Excluding Sales Charge                 +5.10%      +5.40%       +5.13%
   Including Sales Charge                 +4.37%      +4.61%       +1.18%
--------------------------------------------------------------------------------
Class B (Est. 4/22/95)
   Excluding Sales Charge                 +5.94%                   +4.35%
   Including Sales Charge                 +5.27%                   +0.35%
--------------------------------------------------------------------------------
Class C (Est. 3/28/95)
   Excluding Sales Charge                 +6.04%                   +4.33%
   Including Sales Charge                 +6.04%                   +3.33%


Performance for all Funds includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares of each Fund have a 3.75% maximum front-end sales charge. Class A Shares have a 0.25% 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year for each Fund. Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

16 for tax-exempt income

FINANCIAL STATEMENTS
VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE - VOYAGEUR TAX-FREE IDAHO FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          PRINCIPAL      MARKET
                                                           AMOUNT        VALUE
                                                          ----------------------
MUNICIPAL BONDS - 95.58%
GENERAL OBLIGATION BONDS - 8.48%
Ada & Canyon County Jt School District #2
   5.50% 7/30/16 .....................................   $1,055,000   $1,136,235
Bonner County Local Improvement District # 93-1
   6.20% 4/30/05 .....................................      150,000      159,634
Bonner County Local Improvement District # 93-2
   6.35% 4/30/06 .....................................      185,000      197,197
Bonner County Local Improvement District # 93-3
   6.40% 4/30/07 .....................................      195,000      207,841
Bonner County Local Improvement District # 93-4
   6.50% 4/30/08 .....................................      110,000      117,226
Bonner County Local Improvement District # 93-5
   6.50 4/30/10 ......................................      100,000      106,182
Coeur D' Alene Local Improvement District # 6
   Series 1995 6.00% 7/1/09 ..........................       85,000       91,597
Coeur D' Alene Local Improvement District # 6
   Series 1996 6.05% 7/1/10 ..........................       90,000       97,198
Coeur D' Alene Local Improvement District # 6
   Series 1997 6.10% 7/1/12 ..........................       40,000       43,277
Coeur D' Alene Local Improvement District # 6
   Series 1998 6.10% 7/1/14 ..........................       45,000       48,743
Madison County (FSA) 5.40% 8/1/14 ....................      300,000      313,014
Puerto Rico Commonwealth 5.375% 7/1/25 ...............    1,250,000    1,288,388
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 ......................................      750,000      692,550
Sun Valley 5.20% 8/1/09 ..............................      180,000      187,916
                                                                       ---------
                                                                       4,686,998
                                                                       ---------

HIGHER EDUCATION REVENUE BONDS - 7.25%
Boise State University Idaho Revenue Reference
   & Improvement Student Fee (FSA)
   5.00% 4/1/23 ......................................    1,000,000    1,002,850
Idaho State University Student Fee Bonds
   (MBIA) 5.80% 4/1/20 ...............................      550,000      589,704
University of Idaho Student Fees Recreation Center
   (FSA) 5.00% 4/1/25 ................................    1,000,000      995,630
University of Idaho (FSA) 5.85% 4/1/11 ...............    1,300,000    1,418,105
                                                                       ---------
                                                                       4,006,289
                                                                       ---------

HOSPITAL REVENUE BONDS - 14.55%
Idaho Health Facilities Authority Bannock Medical
   Center 6.375% 5/1/17 ..............................    1,695,000    1,856,432
Idaho Health Facilities Authority Hospital Revenue -
   Elks Rehabilitation Hospital 5.45% 7/15/23 ........    1,000,000      999,930
Idaho Health Facilities Authority Revenue
   Bannock Regional Medical Project
   5.25% 5/1/14 ......................................    1,500,000    1,502,055
Idaho Health Facilities Authority Revenue -
   Bonner General Hospital 6.50% 10/1/28 .............    1,500,000    1,560,405

                                                          PRINCIPAL      MARKET
                                                           AMOUNT        VALUE
                                                          ----------------------
Idaho Health Facilities Revenue Bannock Medical
   Center 6.125% 5/1/25 ............................   $ 1,500,000   $ 1,591,005
Idaho Magic Valley Health Facilities (AMBAC)
   5.625% 12/1/13 ..................................       500,000       532,735
                                                                       ---------
                                                                       8,042,562
                                                                       ---------
HOUSING REVENUE BONDS - 8.13%
Idaho State Housing Agency Multi-Family Place
   Plaza ( FHA) 6.50% 12/1/36 ......................       990,000     1,062,260
Idaho State Housing Finance Authority Single
   Family Series A (AMBAC) 6.05% 7/1/13 ............       415,000       435,190
Idaho State Housing Finance Authority Single
   Family Series A (FHA) 6.10% 7/1/16 ..............       370,000       387,172
Idaho State Housing Finance Authority Single
   Family Series A1 6.85% 7/1/12 ...................        80,000        85,114
Idaho State Housing Finance Authority Single
   Family Series B (FHA) 6.45% 7/1/15 ..............       190,000       200,843
Idaho State Housing Finance Authority Single
   Family Series C-2 6.35% 7/1/15 ..................       255,000       270,660
Idaho State Housing Finance Authority Single
   Family Series E 6.60% 7/1/11 ....................       125,000       133,855
Idaho State Housing Finance Authority Single
   Family Series E (FHA) 6.35% 7/1/15 ..............       340,000       358,605
Idaho State Housing Finance Authority Single
   Family Housing Series G-2 6.15% 7/1/15 ..........     1,495,000     1,562,140
                                                                       ---------
                                                                       4,495,839
                                                                       ---------

INDUSTRIAL DEVELOPMENT REVENUE BONDS - 6.12%
Idaho State Water Resource Boise Water
   7.25% 12/1/21 ...................................       100,000       107,868
Meridan EDA for Hi-Micro 5.85% 8/15/11 .............     1,250,000     1,314,575
Pocatello Development Authority and Tax Increment
   Revenue 7.25% 12/1/08 ...........................     1,700,000     1,795,761
Puerto Rico Industrial Medical Environmental
   Revenue - PepsiCo Project
   6.25% 11/15/13 ..................................       150,000       164,447
                                                                       ---------
                                                                       3,382,651
                                                                       ---------

LEASE/CERTIFICATES OF PARTICIPATION - 1.89%
North Idaho College Dorm Housing-Certificates of
   Participation 6.45% 10/1/16 .....................     1,000,000     1,044,750
                                                                       ---------
                                                                       1,044,750
                                                                       ---------

POLLUTION CONTROL REVENUE BONDS - 21.00%
Nez Perce County, Idaho Pollution Control Revenue
   Refunding-Potlatch Project 6.00% 10/1/24 ........     5,500,000     5,871,140
Power County Idaho Pollution Control Revenue-
   FMC Project 5.625% 10/1/14 ......................     5,570,000     5,737,601
                                                                       ---------
                                                                      11,608,741
                                                                      ----------
                                                        for tax-exempt income 17

--------------------------------------------------------------------------------
                                                         PRINCIPAL        MARKET
                                                           AMOUNT         VALUE
                                                         -----------------------
  MUNICIPAL BONDS (CONTINUED)
  POWER AUTHORITY REVENUE BONDS - 4.49%
**Puerto Rico Electric Power Authority Inverse Floater
    Rols (FSA) 6.09% 7/1/19 ........................   $ 1,000,000   $   909,080
  Puerto Rico Electric Power Authority (FSA)
    6.00% 7/1/16 ...................................       100,000       109,756
  Puerto Rico Electric Power Authority Series X
    5.50% 7/1/25 ...................................     1,415,000     1,466,846
                                                                       ---------
                                                                       2,485,682
                                                                       ---------

 *PRE-REFUNDED BONDS - 4.23%
  Ada & Canyon County School District #2
    5.60% 7/30/12-03 ...............................     1,325,000     1,465,900
  Canyon County Independent School District #131
    (MBIA) 5.50% 7/30/12-03 ........................       100,000       107,678
  Gooding Lincoln Independent School District #231
    6.30% 2/1/14-04 ................................       100,000       111,574
  Idaho St. Holy Cross - Alphonsus Health Facility
    6.25% 12/1/22-02 ...............................       590,000       655,696
                                                                       ---------
                                                                       2,340,848
                                                                       ---------

  SPECIAL UTILITY REVENUE BONDS - 0.28%
  Puerto Rico Telephone Revenue Authority
    5.50% 1/1/22 ...................................       150,000       154,274
                                                                       ---------
                                                                         154,274
                                                                       ---------
  TRANSPORTATION REVENUE BONDS - 0.64%
  Guam Highway (FSA) 6.30% 5/1/12 ..................       150,000       162,600
  Puerto Rico Highway Revenue Series W
    5.50% 7/1/15 ...................................       175,000       189,158
                                                                       ---------
                                                                         351,758
                                                                       ---------
  WATER & SEWER REVENUE BONDS - 2.49%
  Chubbuck Water Revenue 6.35% 4/1/08 ..............       125,000       134,763
  Chubbuck Water Revenue
    6.40% 4/1/10 ...................................       135,000       145,160
  McCall Water Revenue (FSA) 5.85% 3/1/16 ..........     1,000,000     1,096,840
                                                                       ---------
                                                                       1,376,763
                                                                       ---------

  OTHER REVENUE BONDS - 16.03%
  Ammon, Idaho Urban Renewal Agency
    Revenue 6.25% 8/1/18 ...........................       445,000       477,934
  Ammon, Idaho Urban Renewal Tax Increment
    Revenue 5.875% 8/1/17 ..........................       350,000       371,199
  Boise Urban Renewal Agency Tax Increment
    Revenue 6.125% 9/1/15 ..........................     4,540,000     4,858,572
  Hayden, Idaho Improvement District 95 - Special
    Assessment 6.30% 5/1/12 ........................       115,000       115,273
  Hayden, Idaho Improvement District 95 - Special
    Assessment 6.35% 5/1/13 ........................       120,000       120,296
  Hayden, Idaho Improvement District 95 - Special
    Assessment 6.40% 5/1/14 ........................       125,000       125,321
  Hayden, Idaho Improvement District 95 - Special
    Assessment 6.50% 5/1/15 ........................       125,000       125,334
  Idaho State Building Authority Building Revenue
    Series A 4.75% 9/1/25 ..........................     1,500,000     1,451,685
  Puerto Rico Public Building Authority Revenue
    Series M 5.50% 7/1/21 ..........................     1,175,000     1,218,698
                                                                       ---------
                                                                       8,864,312
                                                                       ---------
  TOTAL MUNICIPAL BONDS (cost $49,940,014) .........                  52,841,467
                                                                      ----------

                                                         NUMBER         MARKET
                                                        OF SHARES       VALUE
                                                        ---------       -----
SHORT-TERM INVESTMENTS - 0.33%
Norwest Advantage Municipal
   Money Market Fund ..............................      182,280    $   182,280
                                                                    -----------
Total Short-Term Investments
   (cost $182,280) ................................                     182,280
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $50,122,294) - 95.91% ....................                 $53,023,747
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 4.09%               2,258,669
                                                                    -----------
NET ASSETS APPLICABLE TO 4,792,793 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ........                 $55,282,416
                                                                    -----------

NET ASSET VALUE - TAX-FREE IDAHO FUND A CLASS
   ($44,182,679 / 3,829,537 SHARES) ...............                 $     11.54
                                                                    ===========
NET ASSET VALUE - TAX-FREE IDAHO FUND B CLASS
   ($8,912,535 / 773,413 SHARES) ..................                 $     11.52
                                                                    ===========
NET ASSET VALUE - TAX-FREE IDAHO FUND C CLASS
   ($2,187,202 / 189,843 SHARES) ..................                 $     11.52
                                                                    ===========

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $0.01 par value, 100,000,000,000
   shares authorized to the Fund with 10,000,000,000
   shares allocated to Tax-Free Idaho Fund A
   Class, 10,000,000,000 shares allocated to the
   Tax-Free Idaho Fund B Class and 10,000,000,000
   shares allocated to the Tax-Free Idaho Fund
   C Class ........................................                 $52,433,945
Accumulated net realized loss on investments ......                     (52,982)
Net unrealized appreciation of investments ........                   2,901,453
                                                                    -----------
Total net assets                                                    $55,282,416
                                                                    ===========

----------
   *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
  **Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specified index. Interest rates disclosed are in effect on February 28, 1999.

   Summary of Abbreviations:
   AMBAC -  Insured by the AMBAC Indemnity Corporation
   FHA   -  Insured by the Federal Housing Authority
   FSA   -  Insured by Financial Security Assurance
   MBIA  -  Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE IDAHO FUND A CLASS
Net asset value A Class (A) .............................   $   11.54
Sales charge (3.75% of offering price, or 3.90% of amount
   invested per share) (B) ..............................        0.45
                                                            ---------
Offering price ..........................................   $   11.99
                                                            =========

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

18 for tax-exempt income

VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE IOWA FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         -----------------------

   MUNICIPAL BONDS - 98.68%
   GENERAL OBLIGATION BONDS - 1.01%
   Puerto Rico Commonwealth Public Improvement
      4.50% 7/1/23 ..................................   $  500,000   $  461,700
                                                                     ----------
                                                                        461,700
                                                                     ----------
   HIGHER EDUCATION REVENUE BONDS - 7.50%
   Iowa Center Community College Dormitory
      Merged Area V 5.45% 6/1/18 ....................      545,000      545,807
   Iowa State University Science & Technology Revenue
      Dormitory-Series I S U-A 4.85% 7/1/25 .........      440,000      421,058
   Puerto Rico Educational Facility Revenue -
      Polytechnic University 6.50% 8/1/24 ...........      650,000      710,502
   State University of Iowa - Board Of Regents
      5.30% 7/1/13 ..................................      500,000      521,500
   University Of Puerto Rico Revenue (MBIA)
      5.50% 6/1/15 ..................................    1,000,000    1,058,470
   University of North Iowa - Board Of Regents
      5.30% 7/1/13 ..................................      150,000      156,450
                                                                     ----------
                                                                      3,413,787
                                                                     ----------
   HOSPITAL REVENUE BONDS - 2.93%
   Puerto Rico Hospital Revenue - Hospital Auxilio
      Mutuo Obligated Group (MBIA)
      6.25% 7/1/24 ..................................    1,200,000    1,330,908
                                                                     ----------
                                                                      1,330,908
                                                                     ----------
   HOUSING REVENUE BONDS - 1.58%
   Puerto Rico Housing Bank & Finance Agency (GNMA)
      6.25% 4/1/29 ..................................      675,000      718,943
                                                                     ----------
                                                                        718,943
                                                                     ----------
   INDUSTRIAL DEVELOPMENT REVENUE BONDS - 18.30%
   Iowa Finance Authority - Underground Storage Tank
      Revenue 5.125% 7/1/14 .........................    5,200,000    5,377,684
   Lee County Urban Renewal Revenue - Keokuk Waste
      Treatment 6.40% 6/1/07 ........................      500,000      531,210
   Puerto Rico Commonwealth Industrial Development
      General Purpose Revenue Series B
      5.375% 7/1/16 .................................    1,000,000    1,042,190
   Puerto Rico Port Authority Revenue - Special
      Facility - American Airlines
      6.25% 6/1/26 ..................................    1,275,000    1,373,124
                                                                     ----------
                                                                      8,324,208
                                                                     ----------
   POWER AUTHORITY REVENUE BONDS - 9.78%
 **Puerto Rico Electric Power Authority Inverse
      Floater Rols 6.09% 7/1/19 .....................    1,000,000      909,080
   Puerto Rico Electric Power Authority Revenue
      Series U 6.00% 7/1/14 .........................    1,100,000    1,210,088
   Puerto Rico Electric Power Authority Series EE
      4.75% 7/1/24 ..................................    1,400,000    1,330,658
   Virgin Islands Water & Power Authority Electric
      System Revenue 5.30% 7/1/18 ...................    1,000,000      998,720
                                                                     ----------
                                                                      4,448,546
                                                                     ----------

                                                      PRINCIPAL     MARKET
                                                       AMOUNT       VALUE
                                                    -----------------------
 MUNICIPAL BONDS (CONTINUED)
*Pre-Refunded/Escrowed to Maturity Bonds - 6.59%
 Puerto Rico Electric Power Authority Revenue
    6.25% 7/1/17-02 .............................   $1,000,000   $1,097,330
 Virgin Islands Public Finance Authority (Escrowed
    to maturity) 7.30% 10/1/18 ..................    1,500,000    1,898,820
                                                                 ----------
                                                                  2,996,150
                                                                 ----------
 TRANSPORTATION REVENUE BONDS - 7.97%
 Guam Highway (FSA) 6.30% 5/1/12 ................    1,950,000    2,113,800
 Puerto Rico Commonwealth Highway &
    Transportation Revenue 5.25% 7/1/21 .........    1,500,000    1,512,735
                                                                 ----------
                                                                  3,626,535
                                                                 ----------
 UTILITY REVENUE BONDS - 4.79%
 Puerto Rico Telephone Revenue Authority
    5.50% 1/1/22 ................................    2,120,000    2,180,399
                                                                 ----------
                                                                  2,180,399
                                                                 ----------
 WATER & SEWER REVENUE BONDS - 10.65%
 Iowa Finance Authority - State Revolving Fund
    Revenue 5.20% 5/1/23 ........................    2,445,000    2,450,941
 Iowa Finance Authority - State Revolving Fund
    Revenue 6.25% 5/1/24 ........................    1,750,000    1,893,360
 Virgin Islands Water & Power Authority
    5.50% 7/1/17 ................................      510,000      502,437
                                                                 ----------
                                                                  4,846,738
                                                                 ----------
 OTHER REVENUE BONDS - 27.58%
 Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue - Series A 4.90% 6/1/99 .............       50,000       50,103
 Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue - Series A 5.00% 6/1/00 .............      300,000      301,305
 Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue - Series A 5.10% 6/1/01 .............      315,000      317,432
 Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue - Series A 5.20% 6/1/02 .............      330,000      333,600
 Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue - Series A 5.30% 6/1/03 .............      345,000      349,806
 Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue - Series A 5.40% 6/1/04 .............      365,000      371,128
 Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue - Series A 5.50% 6/1/05 .............      385,000      392,496
 Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue - Series A 5.60% 6/1/06 .............      405,000      413,902
 Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue - Series A 5.70% 6/1/07 .............      425,000      435,340
 Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue - Series A 5.80% 6/1/08 .............      450,000      460,904
 Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue - Series A 5.90% 6/1/09 .............      800,000      819,304
 Iowa Finance Authority Revenue - Correctional
    Facility Program 5.70% 6/15/14 ..............    2,000,000    2,140,060
                                                        for tax-exempt income 19

--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT       VALUE
                                                          ----------------------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)
Puerto Rico Municipal Finance Authority (FSA)
   6.00% 7/1/14 ....................................... $ 1,700,000 $ 1,869,320
Puerto Rico Public Building Authority Revenue -
   Series L 5.75% 7/1/16 ..............................   1,000,000   1,053,280
Puerto Rico Public Building Authority Revenue -
   Series M 5.50% 7/1/21 ..............................   1,100,000   1,140,908
Puerto Rico Public Building Authority Revenue -
   Series M 5.75% 7/1/15 ..............................   1,000,000   1,053,280
Virgin Islands Public Finance Authority Revenue -
   Sub Lien Funded Loan Notes Series E
   5.875% 10/1/18 .....................................   1,000,000   1,036,090
                                                                     ----------
                                                                     12,538,258
                                                                     ----------
Total Municipal Bonds (cost $41,939,500) ..............              44,886,172
                                                                     ----------

                                                            Number
                                                           of Shares
                                                           ---------
SHORT-TERM INVESTMENTS - 0.34%
Norwest Advantage Municipal Money Market Fund .........     155,256     155,256
                                                                     ----------
Total Short-Term Investments
   (cost $155,256) ....................................                 155,256
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 99.02%
   (cost $42,094,756) .................................             $45,041,428
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.98%                 446,925
                                                                     ----------
NET ASSETS APPLICABLE TO 4,494,418 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ............             $45,488,353
                                                                    -----------

NET ASSET VALUE - TAX-FREE IOWA FUND A CLASS
   ($39,613,317 / 3,913,994 SHARES) ...................                  $10.12
                                                                         ======
NET ASSET VALUE - TAX-FREE IOWA FUND B CLASS
   ($4,564,106 / 450,871 SHARES) ......................                  $10.12
                                                                         ======
NET ASSET VALUE - TAX-FREE IOWA FUND C CLASS
   ($1,310,930 / 129,553 SHARES) ......................                  $10.12
                                                                         ======

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $0.01 par value, 10,000,000,000
   shares authorized to the Fund with 1,000,000,000
   shares allocated to Tax- Free Iowa Fund A Class,
   1,000,000,000 shares allocated to Tax- Free
   Iowa Fund B Class and 1,000,000,000 shares
   allocated to Tax- Free Iowa Fund C Class ....................    $44,297,916
Accumulated net realized loss on investments ...................     (1,756,235)
Net unrealized appreciation of investments  ....................      2,946,672
                                                                    -----------
Total net assets ...............................................    $45,488,353
                                                                    ===========

----------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

**Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specified index. Interest rates disclosed are in effect on February 28, 1999.

   Summary of Abbreviations:
   FSA  - Insured by Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association
   MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE IOWA FUND A CLASS
Net asset value A Class (A) ............................   $10.12
Sales charge (3.75% of offering price or 3.85% of amount
   invested per share) (B) .............................     0.39
                                                           ------
Offering price .........................................   $10.51
                                                           ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

20 for tax-exempt income

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE KANSAS FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          PRINCIPAL       MARKET
                                                           AMOUNT         VALUE
                                                          ----------------------
MUNICIPAL BONDS - 99.77%
CERTIFICATES OF PARTICIPATION - 8.98%
Linn County, Kansas for America One, LLC
   7.25% 3/1/13 .......................................   $  350,000  $  355,558
Shawnee County, Kansas Certificate Of Participation
   Community Mental Health Center
   5.35% 7/1/19 .......................................      250,000     240,398
Spring Hill Certificate of Participation
   A Spring Hill Golf Corp. 6.50% 1/15/28 .............    1,000,000     970,780
                                                                       ---------
                                                                       1,566,736
                                                                       ---------
GENERAL OBLIGATION BONDS - 7.80%
Allen County Unified School District #258 (AMBAC)
   6.875% 9/1/10 ......................................      240,000     295,094
Ellsworth County, Kansas Series 1
   5.75% 9/1/17 .......................................      250,000     266,408
Linn County Unified School District
   5.70% 11/1/16 ......................................      500,000     530,170
Summer County Unified School District #356 (MBIA)
   5.75% 9/1/11 .......................................      250,000     269,470
                                                                       ---------
                                                                       1,361,142
                                                                       ---------
HIGHER EDUCATION REVENUE BONDS - 13.03%
Kansas Development Finance Authority - Kansas
   Board of Regents - Wichita State University
   (AMBAC) 5.875% 6/1/17 ..............................      300,000     319,518
Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 ................    1,170,000   1,278,897
Winfield Kansas Educational Facilities Revenue for
   Southwestern College Refunding & Improvement
   5.75% 4/1/22 .......................................      680,000     674,812
                                                                       ---------
                                                                       2,273,227
                                                                       ---------
HOSPITAL REVENUE BONDS - 7.99%
Lawrence, Kansas for Lawrence Memorial Hospital
   6.20% 7/1/19 .......................................      250,000     264,098
Olathe, Kansas Health Facility Revenue for
   Evangelical Lutheran Good Samaritan Project
   (AMBAC) 6.00% 5/1/19 ...............................      250,000     270,213
Olathe, Kansas Health Facility Revenue For Olathe
   Medical Center Series 94A (AMBAC)
   5.875% 9/1/16 ......................................      100,000     103,942
Shawnee County Sister of Charity Leavenworth
   Hospital (FSA) 5.00% 12/1/23 .......................      250,000     243,403
Wichita, Kansas Health Care Improvement
   Industrial Revenue (The Kansas Masonic Home -
   Series VI) 6.25% 12/1/17 ...........................      500,000     511,240
                                                                       ---------
                                                                       1,392,896
                                                                       ---------
HOUSING REVENUE BONDS - 13.20%
Kansas Development Finance Authority for Martin
   Creek Multifamily Housing Project (FHA)
   6.50% 8/1/24 .......................................       50,000      53,162
Kansas State Development Finance Authority
   Multifamily Revenue-Oak Ridge Park Apartments
   Project-Series F 6.625% 8/1/29 .....................    1,000,000   1,057,730

--------------------------------------------------------------------------------
                                                          PRINCIPAL       MARKET
                                                           AMOUNT         VALUE
                                                          ----------------------

 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS (CONTINUED)
 Olathe, Kansas Multifamily Housing - Deerfield
  Apartments Series 1994A (FNMA)
  6.45% 6/1/19 .........................................  $  250,000  $  267,145
 Olathe, Kansas Multifamily Housing-Jefferson Place
  Apartments Project - Series B
  6 .10% 7/1/22 ........................................     300,000     312,081
 Wichita Kansas Multifamily Housing Innes Station
  Apartments Project I 6.25% 3/1/28 ....................     600,000     612,396
                                                                       ---------
                                                                       2,302,514
                                                                       ---------
 INDUSTRIAL DEVELOPMENT REVEUNE BONDS - 4.96%
 Columbus, Kansas Industrial Revenue ACE Electrical
  Acquisition 7.00% 8/1/17 .............................     800,000     812,608
 Wamego Pollution Control Revenue Western
  Resources Inc. Project (MBIA)
  6.00% 2/1/33 .........................................      50,000      52,642
                                                                         -------
                                                                         865,250
                                                                         -------
 *PRE-REFUNDED BONDS - 19.80%
  Douglas County Lawrence Unified School District
   #497 6.00% 9/1/15-03 ................................      250,000    270,383
  Jefferson County Unified School District #340
   (FSA) 6.35% 9/1/15-04 ...............................      250,000    281,345
  Johnson County 6.125% 9/1/12-02 ......................      600,000    648,054
  Kansas City Community College Student Center
   (MBIA) 6.25% 5/15/20-02 .............................      300,000    324,279
  Kansas City Utility System Revenue (FGIC)
   6.375% 9/1/23-04 ....................................      295,000    337,038
  Kansas Development Finance Authority Water
   pollution Control Sewer Revenue
   6.00% 11/1/14-03 ....................................      250,000    278,040
  Maize Unified School District #266 Series 1994
   (FSA) 5.875% 9/1/12-03 ..............................      250,000    272,325
  Sedgwick County Unified School District #265
   (FSA) 5.50% 10/1/13-04 ..............................      250,000    271,173
  Sedgwick County Unified School District #267
   (AMBAC) 6.15% 11/1/09-05 ............................      250,000    282,703
  Shawnee County Unified School District #345 (MBIA)
   5.75% 9/1/11-04 .....................................      250,000    273,970
  Shawnee County Unified School District #501 (FGIC)
   5.75% 2/1/11-03 .....................................      200,000    214,418
                                                                       ---------
                                                                       3,453,728
                                                                       ---------
  POWER AUTHORITY REVENUE BONDS - 12.48%
**Puerto Rico Electric Power Authority Inverse
   Floater 5.83% 7/1/19 ................................      600,000    545,448
  Puerto Rico Electric Power Authority Series Z
   5.25% 7/1/21 ........................................      500,000    504,245
  Wyandotte County, Kansas Unified Government
   Utility System Revenue (MBIA)
   4.50% 9/1/28 ........................................    1,230,000  1,126,803
                                                                       ---------
                                                                       2,176,496
                                                                       ---------
                                                        for tax-exempt income 21

--------------------------------------------------------------------------------
                                                         PRINCIPAL        MARKET
                                                         AMOUNT           VALUE
                                                         -----------------------
MUNICIPAL BONDS (CONTINUED)
TRANSPORTATION REVENUE BONDS - 0.59%
Kansas Department of Transportation
   5.375% 3/1/13 ......................................  $100,000     $  103,227
                                                                      ----------
                                                                         103,227
                                                                      ----------
WATER & SEWER REVENUE BONDS - 6.49%
Haysville Water & Sewer (FSA)
   5.80% 10/1/16 ......................................   250,000        270,663
Johnson County Water Revenue
   5.25% 12/1/15 ......................................   175,000        178,441
Kansas City Utility Unrefunded Balance
   6.375% 9/1/23 ......................................   605,000        682,894
                                                                     -----------
                                                                       1,131,998
                                                                     -----------
OTHER REVENUE BONDS - 4.45%
Virgin Islands Public Finance Authority Revenue
   Sub Lien Funded Loan Notes Series E
   5.875% 10/1/18 .....................................   750,000        777,068
                                                                    ------------
                                                                         777,068
                                                                    ------------
Total Municipal Bonds (cost $16,297,149) ..............               17,404,282
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 99.77%
   (cost $16,297,149) .................................              $17,404,282
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.23%                   39,609
                                                                     -----------
NET ASSETS APPLICABLE to 1,561,619 Shares
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ............              $17,443,891
                                                                     ===========

NET ASSET VALUE - TAX-FREE KANSAS FUND A CLASS
   ($12,793,408 / 1,145,723 SHARES) ...................                   $11.17
                                                                          ======
NET ASSET VALUE - TAX-FREE KANSAS FUND B CLASS
   ($4,533,254 / 405,391 SHARES) ......................                   $11.18
                                                                          ======
NET ASSET VALUE - TAX-FREE KANSAS FUND C CLASS
   ($117,229 / 10,505 SHARES) .........................                   $11.16
                                                                          ======

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $0.01 par value, unlimited shares authorized
   to the Tax-Free Kansas Fund ....................................  $16,297,017
Undistributed net investment income ...............................       20,757
Accumulated net realized gain on investments ......................       18,984
Net unrealized appreciation of investments ........................    1,107,133
                                                                     -----------
Total net assets ..................................................  $17,443,891
                                                                     ===========
------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

**Inverse  floaters  represent  a  security  that pays  interest  at rates  that increase (decrease) with a decrease (increase) in a specified index. Interest rates disclosed are in effect on February 28, 1999.
------------
 Summary of Abbreviations:
 AMBAC    -    Insured by the AMBAC Indemnity Corporation
 FGIC     -    Insured by the Financial Guaranty Insurance Company
 FHA      -    Insured by the Federal Housing Authority
 FNMA     -    Insured by the Federal National Mortgage Association
 FSA      -    Insured by Financial Security Assurance
 MBIA     -    Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE KANSAS FUND A CLASS
Net asset value A Class (A) ...........................                   $11.17
Sales charge (3.75% of offering price or 3.94% of
 amount invested per share) (B) .......................                     0.44
                                                                          ------
Offering price ........................................                   $11.61
                                                                          ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

22 for tax-exempt income

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE MISSOURI INSURED FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL          MARKET
                                                       AMOUNT              VALUE
                                                       -------------------------
MUNICIPAL BONDS - 97.19%
GENERAL OBLIGATION BONDS - 4.32%
St. Charles County Missouri Francis Howell
   School District Capital Appreciation (FGIC)
   Zero Coupon 3/1/16 .................................   $2,000,000  $  852,660
St. Charles (FSA) 5.75% 3/1/15 ........................    1,000,000   1,065,340
Springfield School District #R12 Series A (MBIA)
   5.25% 3/1/11 .......................................      500,000     513,755
                                                                      ----------
                                                                       2,431,755
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 1.88%
Missouri State Health & Education Facility -
   Central Missouri State University (AMBAC)
   5.75% 10/1/25 ......................................    1,000,000   1,058,200
                                                                      ----------
                                                                       1,058,200
                                                                      ----------
HOSPITAL REVENUE BONDS - 25.11%
Cape Girardeau SE Missouri Hospital (MBIA)
   5.25% 6/1/16 .......................................    1,000,000   1,046,300
Hannibal Health Facilities Series A (Hannibal
   Regional Hospital) (FSA) 5.625% 3/1/12 .............    2,500,000   2,690,825
Hannibal Health Facilities Series A (Hannibal
   Regional Hospital) (FSA) 5.75% 3/1/22 ..............    1,000,000   1,069,490
Jackson County St. Joseph's Hospital (MBIA)
   6.50% 7/1/12 .......................................    1,980,000   2,153,745
Jackson County St. Mary's Hospital (MBIA)
   5.75% 7/1/24 .......................................    2,000,000   2,122,400
Missouri State Health & Education Facility
   (Children's Mercy Hospital) (MBIA)
   5.65% 5/15/23 ......................................    1,000,000   1,040,100
Missouri State Health & Education Facility (Health
   Midwest) (MBIA) 6.25% 2/15/22 ......................    1,000,000   1,069,080
Missouri State Health & Education Facility
   (Heartland Health Systems) (AMBAC)
   6.35% 11/15/17 .....................................    1,250,000   1,355,813
Missouri State Health & Education Facility (SSM
   Health Care) (MBIA) 6.40% 6/1/10 ...................      500,000     585,970
Missouri State Health & Education Facility (St.
   Luke's Health Systems) (MBIA)
   5.125% 11/15/19 ....................................    1,000,000   1,004,140
                                                                      ----------
                                                                      14,137,863
                                                                      ----------
HOUSING REVENUE BONDS - 15.92%
Missouri Single Family Housing (FNMA/GNMA)
   7.20% 9/1/26 .......................................    1,795,000   2,031,743
Missouri Single Family Housing (FNMA/GNMA)
   7.25% 9/1/26 .......................................    2,160,000   2,406,370
Missouri Single Family Housing (FNMA/GNMA)
   7.45% 9/1/27 .......................................    1,780,000   2,023,362

--------------------------------------------------------------------------------
                                                       PRINCIPAL          MARKET
                                                       AMOUNT              VALUE
                                                       -------------------------
  MUNICIPAL BONDS (CONTINUED)
  HOUSING REVENUE BONDS (CONTINUED)
  Missouri Single Family Housing (FNMA/GNMA)
   7.55% 9/1/27 .......................................   $1,605,000  $1,824,981
  Missouri Single Family Housing (GNMA)
   7.20% 12/1/17 ......................................      205,000     222,829
  Missouri Single Family Housing (GNMA)
   7.25% 12/1/20 ......................................      420,000     455,818
                                                                      ----------
                                                                       8,965,103
                                                                      ----------
  INDUSTRIAL DEVELOPMENT REVENUE BONDS - 1.94%
  St. Louis Municipal Finance Corporation City Lease
   Revenue-City Justice Center, Series A (AMBAC)
   5.95% 2/15/16 ......................................    1,000,000   1,094,080
                                                                      ----------
                                                                       1,094,080
                                                                      ----------
  LEASE/CERTIFICATES OF PARTICIPATION - 1.93%
  Kansas City Muehlebach Hotel (FSA)
   5.90% 12/1/18 ......................................    1,000,000   1,084,420
                                                                      ----------
                                                                       1,084,420
                                                                      ----------
  POWER AUTHORITY REVENUE BONDS - 4.10%
**Puerto Rico Electric Power Authority Inverse
  Floater 5.83% 7/1/19 ...............................    1,275,000   1,159,077
  Sikeston Electric Revenue (MBIA)
   6.00% 6/1/13 .......................................    1,000,000   1,149,570
                                                                      ----------
                                                                       2,308,647
                                                                      ----------
 *PRE-REFUNDED/ESCROWED TO MATURITY BONDS - 26.84%
  Clark County School District (FSA)
   5.75% 3/1/15-05 ....................................    1,775,000   1,924,348
  Franklin County School District (FGIC)
   5.75% 3/1/13-03 ....................................    1,100,000   1,170,411
  Greene County Single Family Mortgage Revenue -
   (Private Mortgage Insurance) (Escrowed to maturity)
   Zero Coupon 3/1/16 .................................    1,225,000     515,382
  Kansas City Airport Revenue (FSA)
   6.875% 9/1/14-04 ...................................    1,675,000   1,941,861
  Sikeston Electric Revenue (MBIA)
   6.25% 6/1/12-02 ....................................    2,000,000   2,202,920
  St. Charles School District (FGIC)
   6.50% 2/1/14-06 ....................................    1,250,000   1,437,012
  St. Louis County School District #8 (MBIA)
   5.60% 2/15/15-05 ...................................    1,490,000   1,627,452
  St. Louis Municipal Finance Corporation Leasehold
   Revenue - (FGIC) 6.25% 2/15/12-05 ..................    1,850,000   2,084,062
  Troy School District #3 Lincoln County (MBIA)
   6.10% 3/1/14-05 ....................................    1,235,000   1,382,484
  West Platte School District (MBIA)
   5.85% 3/1/15-05 ....................................      750,000     829,612
                                                                      ----------
                                                                      15,115,544
                                                                      ----------
                                                        for tax-exempt income 23

--------------------------------------------------------------------------------
                                                       PRINCIPAL         MARKET
                                                        AMOUNT           VALUE
                                                       -------------------------
MUNICIPAL BONDS (CONTINUED)
UTILITY REVENUE BONDS - 4.24%
Missouri Environmental Pollution Control Revenue -
   St. Jospeh's Light & Power Co. (AMBAC)
   5.85% 2/1/13 .......................................$2,200,000    $ 2,389,222
                                                                     -----------
                                                                       2,389,222
                                                                     -----------
WATER & SEWER REVENUE BONDS - 4.21%
Liberty Sewer (MBIA) 6.00% 2/1/08 .....................   600,000        674,346
Liberty Sewer (MBIA) 6.15% 2/1/15 ..................... 1,500,000      1,697,355
                                                                     -----------
                                                                       2,371,701
                                                                     -----------
OTHER REVENUE BONDS - 6.70%
Kansas City Municipal Assistance Bartle Hall
   Convention Center (MBIA) 5.60% 4/15/16 ............. 1,240,000      1,301,244
Missouri State Environmental - State Revolving Fund -
   Branson (FSA) 6.05% 7/1/16 ......................... 2,265,000      2,473,153
                                                                     -----------
                                                                       3,774,397
                                                                     -----------
Total Municipal Bonds (cost $50,285,592) ..............               54,730,932
                                                                     -----------

                                                        NUMBER
                                                       OF SHARES
                                                       ---------
SHORT-TERM INVESTMENTS - 1.33%
Norwest Advantage Municipal Money
   Market Fund ........................................   750,660        750,660
                                                                         -------
Total Short-Term Investments
   (cost $750,660) ....................................                  750,660
                                                                         -------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.52%
   (COST $51,036,252) .................................              $55,481,592
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.48%                  835,616
                                                                     -----------
NET ASSETS APPLICABLE TO 5,181,196 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ............              $56,317,208
                                                                     ===========

NET ASSET VALUE - TAX-FREE MISSOURI INSURED FUND A CLASS
   ($44,927,153 / 4,133,095 SHARES) ...................                   $10.87
                                                                          ======
NET ASSET VALUE - TAX-FREE MISSOURI INSURED FUND B CLASS
   ($11,160,198 / 1,026,964 SHARES) ...................                   $10.87
                                                                          ======
NET ASSET VALUE - TAX-FREE MISSOURI INSURED FUND C CLASS
   ($229,857 / 21,137 SHARES) .........................                   $10.87
                                                                          ======

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $0.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares allocated to Tax Free Missouri Insured Fund A Class, 1,000,000,000 shares allocated to Tax Free Missouri Insured Fund B Class and 1,000,000,000 shares allocated to Tax Free Missouri Insured
Fund C Class ..........................................             $52,622,744
Undistributed net investment income ...................                   2,973
Accumulated net realized loss on investments ..........                (753,849)
Net unrealized appreciation of investments ............               4,445,340
                                                                    ------------
Total net assets ......................................             $56,317,208
                                                                    ============
------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specified index. Interest rates disclosed are in effect on February 28, 1999.

------------
Summary of Abbreviations:
AMBAC  - Insured by the AMBAC Indemnity Corporation
FGIC   - Insured by the Financial Guaranty Insurance Company
FNMA   - Insured by the Federal National Mortgage Asscociation
FSA    - Insured by Financial Security Assurance
GNMA   - Insured by the Government National Mortgage Association
MBIA   - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 TAX-FREE MISSOURI INSURED FUND A CLASS
Net asset value A Class (A) ...........................                   $10.87
Sales charge (3.75% of offering price or 3.86% of
   amount invested per share) (B) .....................                     0.42
                                                                          ------
Offering price ........................................                   $11.29
                                                                          ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

24 for tax-exempt income

VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE - VOYAGEUR TAX-FREE NORTH DAKOTA FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                    ----------------------------
MUNICIPAL BONDS - 99.38%
GENERAL OBLIGATION BONDS - 4.21%
Grand Forks Sewer Revenue 6.70% 6/1/07 ..............  $  270,000     $  286,554
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 .....................................   1,100,000      1,015,740
                                                                      ----------
                                                                       1,302,294
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 3.45%
Burleigh County University Facilities University
   of Mary Project 7.125 12/1/11 ....................     250,000        264,042
North Dakota State University Housing &
   Auxiliary Facility 6.30% 4/1/07 ..................     250,000        268,123
North Dakota State University Housing &
   Auxiliary Facility 6.50% 4/1/12 ..................     500,000        536,660
                                                                      ----------
                                                                       1,068,825
                                                                      ----------
HOSPITAL REVENUE BONDS - 31.51%
Bismarck Hospital Alexius Medical Center
   (AMBAC) 6.90% 5/1/06 .............................     500,000        545,435
Bismarck Hospital Medical Center One Inc.
   (MBIA) 7.50% 5/1/13 ..............................     250,000        256,497
Bismark North Dakota Health Care Facilities
   5.00 % 7/1/28 ....................................     400,000        386,252
Cando, North Dakota Nursing Facility Revenue -
   Towner County Medical Center Project
   7.125% 8/1/22 ....................................   1,000,000      1,088,870
Carrington, North Dakota Health Facility Revenue
    for Carrington Health Center 6.25% 11/15/15 .....     500,000        536,360
Cass County, North Dakota Health Facility Revenue
    for Catholic Health - Villa Nazareth Project
    6.25% 11/15/14 ..................................   1,000,000      1,073,430
Fargo Hospital Facility St. Luke's Hospital,
   Series 1992 6.50% 6/1/15 .........................   1,000,000      1,080,040
Grand Forks, North Dakota Senior Housing Revenue
   4000 Valley Square Project 6.25% 12/1/34 .........   2,000,000      2,032,040
Grand Forks, United Hospital Obligated Group
   (MBIA) 6.125% 12/1/14 ............................     225,000        249,577
Grand Forks, United Hospital Obligated Group
   (MBIA) 6.25% 12/1/19 .............................     250,000        277,395
Killdeer, North Dakota Nursing Care Revenue
   Hill Top Home of Comfort 6.00% 11/1/12 ...........     820,000        834,317
Valley City, North Dakota Congregate Housing
   Revenue - Bridgeview Estates Project
   7.25% 8/1/22 .....................................     300,000        324,945
Ward County, North Dakota Health Care Facility
   Revenue - Trinity Obligated Group, Ser 96A
   6.00% 7/1/11 .....................................   1,000,000      1,065,690
                                                                      ----------
                                                                       9,750,848
                                                                      ----------

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                    ----------------------------
  MUNICIPAL BONDS (CONTINUED)
  HOUSING REVENUE BONDS - 24.38%
  Minot Single Family Mortgage
   7.70% 8/1/10 .....................................  $  160,000     $  169,194
  North Dakota Housing Finance Agency Single
   Family Mortgage Series A (FHA)
   6.75% 7/1/12 .....................................     155,000        163,615
  North Dakota Housing Finance Authority Single
   Family Mortgage 6.25% 1/1/17 .....................   2,155,000      2,286,326
  North Dakota Housing Finance Authority Single
   Family Mortgage Series A 6.30% 7/1/16 ............   1,830,000      1,939,654
  North Dakota State Housing Finance Agency Revenue
   Multifamily (FNMA) 6.125% 12/1/15 ................     500,000        534,655
  North Dakota State Housing Finance Agency Revenue
   Multifamily (FNMA) 6.15% 12/1/17 .................   1,300,000      1,390,480
  North Dakota State Housing Finance Agency Single
   Family Mortgage Series E (FNMA)
   6.30% 1/1/15 .....................................     720,000        761,846
  North Dakota State Housing Finance Authority
   Single Family Mortgage Series A
   6.95% 7/1/12 .....................................     280,000        296,710
                                                                      ----------
                                                                       7,542,480
                                                                      ----------
  INDUSTRIAL DEVELOPMENT REVENUE BONDS - 1.73%
  Mercer County Pollution Control - Otter Tail Power
   Company Project 6.90% 2/1/19 .....................     500,000        533,945
                                                                      ----------
                                                                         533,945
                                                                      ----------
  POWER AUTHORITY REVENUE BONDS - 17.91%
  Mercer County Pollution Control Revenue
   Montana-Dakota Utilities Company Project
   (FGIC) 6.65% 6/1/22 ..............................     500,000        548,055
  Mercer County Pollution Control Revenue For Basin
   Electric Power 6.05% 1/1/19 ......................   1,250,000      1,375,675
**Puerto Rico Electric Power Authority Inverse Floater
   Rols (FSA) 6.09% 7/1/19 ..........................   1,000,000        909,080
  Puerto Rico Electric Power Authority Power Revenue
   Series EE 4.75% 7/1/24 ...........................   2,000,000      1,900,940
  Puerto Rico Electric Power Authority Series Z
   5.25% 7/1/21 .....................................     800,000        806,792
                                                                      ----------
                                                                       5,540,542
                                                                      ----------
 *PRE-REFUNDED BONDS - 1.18%
  Fargo Park District Revenue
   7.25% 11/1/11-00 .................................     200,000        212,488
  North Dakota State Municipal Bond Bank
   6.25% 12/1/11-99 .................................     150,000        153,554
                                                                      ----------
                                                                         366,042
                                                                      ----------
  TRANSPORTATION REVENUE BONDS - 5.09%
  Puerto Rico Commonwealth Highway & Transportation
   Authority Series Y 5.50% 7/1/26 ..................   1,500,000      1,575,795
                                                                      ----------
                                                                       1,575,795
                                                                      ----------
                                                        for tax-exempt income 25

--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                    ----------------------------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS - 9.92%
North Dakota Building Authority Revenue (FSA)
   6.00% 12/1/14 ....................................  $1,310,000    $ 1,420,105
North Dakota Building Authority Revenue (FSA)
   6.10% 12/1/16 ....................................   1,480,000      1,609,500
North Dakota State Student Loan (AMBAC)
   7.00% 7/1/05 .....................................      40,000         41,199
                                                                     -----------
                                                                       3,070,804
                                                                     -----------
Total Municipal Bonds (cost $28,823,799) ............                 30,751,575
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $28,823,799) - 99.38% ......................                $30,751,575
RECEIVABLES AND OTHER ASSETS NET OF
LIABILITIES - 0.62% .................................                    191,919
                                                                     -----------
NET ASSETS APPLICABLE TO 2,724,625 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ..........                $30,943,494
                                                                     ===========
NET ASSET VALUE - TAX-FREE NORTH DAKOTA FUND A CLASS
   ($29,871,015 / 2,630,187 SHARES) ..............................        $11.36
NET ASSET VALUE - TAX-FREE NORTH DAKOTA FUND B CLASS                      ======
   ($1,038,336 / 91,430 SHARES) ..................................        $11.36
NET ASSET VALUE - TAX-FREE NORTH DAKOTA FUND C CLASS                      ======
   ($34,143 / 3,008 SHARES) ......................................        $11.35
                                                                          ======

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $0.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free
   North Dakota Fund A Class, 1,000,000,000 shares allocated to the Tax-Free North Dakota Fund B Class and 1,000,000,000 shares allocated to the Tax-Free North Dakota Fund C Class ...........  $28,966,878
Distribution in excess of net investment income ..................         (374)
Accumulated net realized gain on investments .....................       49,214
Net unrealized appreciation of investments .......................    1,927,776
                                                                    -----------
Total net assets .................................................  $30,943,494
                                                                    ===========
------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specified index. Interest rates disclosed are in effect on February 28, 1999.

------------------
  Summary of Abbreviations:
  AMBAC - Insured by the AMBAC Indemnity Corporation
  FGIC  - Insured by the Financial Guaranty Insurance Company
  FHA   - Insured by the Federal Housing Authority
  FNMA  - Insured by the Federal National Mortgage Association
  FSA   - Insured by Financial Security Assurance
  MBIA  - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE NORTH DAKOTA FUND A CLASS
Net asset value A Class (A) ......................................       $11.36
Sales charge (3.75% of offering price, or 3.87% of amount
   invested per share) (B) .......................................         0.44
                                                                         ------
Offering price ...................................................       $11.80
                                                                         ======
------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would bepaid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

26 for tax-exempt income

VOYAGEUR INVESTMENT TRUST
DELAWARE - VOYAGEUR TAX-FREE OREGON INSURED FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                    ----------------------------
MUNICIPAL BONDS - 98.41%
CERTIFICATE OF PARTICIPATION - 6.63%
Oregon State Department Administrative Services
   Certificate of Participation-Series A (AMBAC)
   5.00% 5/1/24 .....................................  $2,500,000     $2,482,125
                                                                      ----------
                                                                       2,482,125
                                                                      ----------

GENERAL OBLIGATION BONDS - 22.29%
Clackamas County Oregon School District (FGIC)
   4.800% 6/1/18 ....................................   1,500,000      1,472,175
Columbia County Oregon School District (FGIC)
   Zero Coupon 6/1/17 ...............................   1,000,000        401,130
Hermiston Water Bonds (AMBAC)
   6.20% 8/1/24 .....................................     500,000        548,185
Josephine County Oregon (AMBAC)
   4.875% 6/1/18 ....................................   1,000,000        990,690
Lane County School District #19 (Springfield) (FGIC)
   6.00% 10/15/14 ...................................     500,000        576,135
Lincoln County School District (FGIC)
   5.25% 6/15/12 ....................................   1,450,000      1,536,188
Malheur County Jail (MBIA) 6.30% 12/1/12 ............     500,000        559,520
Multnomah County School District #3 Park Rose (FGIC)
   5.50% 12/1/11 ....................................     500,000        528,865
North Unit Irrigation District (MBIA)
   5.75% 6/1/16 .....................................   1,000,000      1,073,910
Portland (MBIA) 5.75% 6/1/15 ........................     500,000        529,750
Umatilla County Oregon School District #6R Umatilla
   (AMBAC) Zero Coupon 12/15/22 .....................     200,000         60,656
Washington County School District (Sherwood) (FSA)
   #88J 6.10% 6/1/12 ................................      65,000         71,830
                                                                      ----------
                                                                       8,349,034
                                                                      ----------

HIGHER EDUCATION REVENUE BONDS - 13.56%
Central Oregon Community College (FGIC)
   5.90% 6/1/09 .....................................     750,000        805,020
Oregon Health and Education Authority for Lewis &
   Clark College (MBIA) 6.125% 10/1/24 ..............   1,055,000      1,159,551
Oregon Health and Education Authority for Reed
   College (MBIA) 5.375% 7/1/25 .....................   1,000,000      1,032,130
Oregon Health Sciences University (MBIA)
   Zero Coupon 7/1/21 ...............................   6,500,000      2,084,029
                                                                      ----------
                                                                       5,080,730
                                                                      ----------

HOSPITAL REVENUE BONDS - 5.80%
Western Lane Hospital District for Sisters of
   St. Joseph Peace Hospital (MBIA)
   5.75% 8/1/19 .....................................   1,000,000      1,073,620
Western Lane Hospital District for Sisters of
   St. Joseph Peace Hospital (MBIA)
   5.875% 8/1/12 ....................................   1,000,000      1,098,810
                                                                      ----------
                                                                       2,172,430
                                                                      ----------

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                    ----------------------------
  MUNICIPAL BONDS (CONTINUED)
  HOUSING REVENUE BONDS - 3.05%
  Oregon Health, Housing, Educational and Cultural
   Facilities Authority for Pier Park Project (GNMA)
   6.05% 4/1/18 .....................................  $1,095,000     $1,142,238
                                                                      ----------
                                                                       1,142,238
                                                                      ----------
  POWER AUTHORITY REVENUE BONDS - 6.04%
  Central Lincoln Peoples Utility District (AMBAC)
   5.75% 1/1/15 .....................................     500,000        525,935
  Northern Wasco County (FGIC)
   5.625% 12/1/22 ...................................   1,000,000      1,056,070
**Puerto Rico Electric Power Authority Inverse Floater
   Rols (FSA) 6.09% 7/1/19 ..........................     750,000        681,810
                                                                      ----------
                                                                       2,263,815
                                                                      ----------

 *PRE-REFUNDED BONDS - 22.21%
  Chemeketa Community College (FGIC)
   5.80% 6/1/12-06 ..................................   1,500,000      1,673,250
  Eugene Electric Revenue Series C (MBIA)
   5.80% 8/1/22-04 ..................................   1,250,000      1,384,625
  Lane County School District #19 (MBIA)
   6.30% 10/15/14-04 ................................     500,000        568,070
  Multnomah County School District #39 Corbett (MBIA)
   6.00% 12/1/13-04 .................................     500,000        556,255
  Oregon State Department Administrative Services
   Certificate of Participation - Series A (AMBAC)
   5.80% 5/1/24-07 ..................................   1,000,000      1,083,450
  Portland Sewer System Revenue (FSA)
   6/1/15-04 ........................................   1,000,000      1,126,180
  Tillamook County (FGIC) 6.25% 1/1/14-05 ...........     250,000        283,040
  Umatilla Pendleton School District (AMBAC)
   #016R 6.00% 7/1/14-04 ............................     500,000        557,945
  Washington County Education Service (MBIA)
   7.10% 6/1/25-05 ..................................     700,000        823,032
  Washington County School District (Sherwood) (FSA)
   #88J 6.10% 6/1/12-05 .............................     235,000        264,085
                                                                      ----------
                                                                       8,319,932
                                                                      ----------

  TRANSPORTATION REVENUE BONDS - 5.61%
  Portland Airport Revenue for Portland
   International Airport (FGIC) (AMT)
   5.625% 7/1/26 ....................................   2,000,000      2,102,780
                                                                      ----------
                                                                       2,102,780
                                                                      ----------

  WATER & SEWER REVENUE BONDS - 13.22%
  Beaverton Water Revenue (FSA)
   6.125% 6/1/14 ....................................     500,000        546,150
  Klamath Falls Water Revenue (FSA)
   6.10% 6/1/14 .....................................     500,000        549,025
  Portland Oregon Sewer System Revenue (MBIA)
   4.500% 6/1/18 ....................................   1,855,000      1,745,461
                                                        for tax-exempt income 27

--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                    ----------------------------
MUNICIPAL BONDS (CONTINUED)
WATER & SEWER REVENUE BONDS (CONTINUED)
Salem Water & Sewer Revenue (MBIA)
   5.50% 6/1/14 ........................................ $1,000,000 $ 1,052,320
Salem Water & Sewer Revenue (MBIA)
   5.625% 6/1/16 .......................................  1,000,000   1,059,310
                                                                    -----------
                                                                      4,952,266
                                                                    -----------
Total Municipal Bonds (cost $34,338,456)                             36,865,350
                                                                    -----------

                                                            NUMBER
                                                          OF SHARES
                                                          ---------
SHORT-TERM INVESTMENTS - 6.88%
Norwest Advantage Municipal Money Market Fund ..........  2,577,651   2,577,651
                                                                    -----------
Total Short-Term Investments
   (cost $2,577,651) ...................................              2,577,651
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $36,916,107) - 105.29% ........................            $39,443,001
LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS - (5.29%)*** .................................             (1,982,169)
                                                                    -----------
NET ASSETS APPLICABLE TO 3,592,413 SHARES ($0.01 PAR VALUE)
   OUTSTANDING - 100.00% ...............................            $37,460,832
                                                                    ===========
NET ASSET VALUE - TAX-FREE OREGON INSURED FUND A CLASS
   ($28,639,859 / 2,746,812 SHARES) ..............................       $10.43
                                                                         ======
NET ASSET VALUE - TAX-FREE OREGON INSURED FUND B CLASS
   ($7,333,936 / 703,153 SHARES) .................................       $10.43
                                                                         ======
NET ASSET VALUE - TAX-FREE OREGON INSURED FUND C CLASS
   ($1,487,037 / 142,448 SHARES) .................................       $10.44
                                                                         ======

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $0.01 par value, unlimited shares authorized to the
   Tax-Free Oregon Insured Fund ..................................  $35,527,866
Distributions in excess of net investment income .................       (1,295)
Accumulated net realized loss on investments .....................     (592,633)
Net unrealized appreciation of investments .......................    2,526,894
                                                                    -----------
Total net assets .................................................  $37,460,832
                                                                    ===========
--------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specified index. Interest rates disclosed are in effect on February 28, 1999.
***Of this amount, $2,492,914 represents payable for securities purchased at February 28, 1999.

--------------------
   Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
   AMT   - Alternate Minimum Tax
   FGIC  - Insured by the Financial Guaranty Insurance Company
   FSA   - Insured by Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE OREGON INSURED FUND A CLASS
Net asset value A Class (A) ..........................................   $10.43
Sales charge (3.75% of offering price, or 3.93% of amount
   invested per share) (B) ...........................................     0.41
                                                                        -------
Offering price .......................................................   $10.84

--------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

28 for tax-exempt income

VOYAGEUR INVESTMENT TRUST
DELAWARE - VOYAGEUR TAX-FREE WASHINGTON INSURED FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                            PRINCIPAL   MARKET
                                                              AMOUNT    VALUE
                                                           ---------------------
MUNICIPAL BONDS - 109.41%
GENERAL OBLIGATION BONDS - 17.87%
Benton County Independent School District #116
   (FGIC) 5.80% 12/1/10 ...............................    $100,000    $109,060
Bothell (AMBAC) 5.70% 12/1/10 .........................      75,000      80,903
Clark County School District #114 (FGIC)
   6.00% 12/1/11 ......................................      75,000      84,256
Kent Washington Series A (MBIA)
   6.00% 12/1/16 ......................................     100,000     109,891
King County Kent School District #415 (MBIA)
   5.55% 12/1/11 ......................................      75,000      82,569
King County Washington Series B
   4.75% 1/1/20 .......................................     125,000     118,956
Snohomish County (MBIA) 5.90% 12/1/15 .................      75,000      80,689
Washington State Series 93A Utility General Obligation
   (FGIC) 5.75% 10/1/17 ...............................     100,000     104,497
                                                                       --------
                                                                        770,821
                                                                       --------
HIGHER EDUCATION REVENUE BONDS - 15.25%
Washington Higher Education Pacific Lutheran
   College (Connie Lee) 5.70% 11/1/26 .................     200,000     212,024
Washington State Higher Education Facilities
   5.00% 10/1/28 ......................................      75,000      73,521
Washington State Higher Educational Facilities
   Seattle University Project (AMBAC)
   5.20% 5/1/28 .......................................     150,000     150,314
Washington State University Housing & Dining
   System (MBIA) 6.375% 10/1/18 .......................     200,000     221,852
                                                                       --------
                                                                        657,711
                                                                       --------
HOSPITAL REVENUE BONDS - 17.94%
University of Washington Medical Center (FSA)
   6.30% 8/15/14 ......................................     200,000     222,376
Washington State Health Care Facilities Authority
   Revenue Multicare Health Systems
   5.00% 8/15/22 ......................................     250,000     243,263
Washington State Health Care Facilities Authority
   Revenue Swedish Health Systems (AMBAC)
   5.25% 11/15/26 .....................................     100,000     100,775
Washington State Health Care Facility Authority Revenue
   Yakima Valley Memorial Hospital (Connie Lee)
   5.25% 12/1/20 ......................................     100,000     100,979
Washington State Health Care Facility Authority Revenue
   Peace Health (MBIA) 5.625% 11/15/15 ................     100,000     106,389
                                                                       --------
                                                                        773,782
                                                                       --------

--------------------------------------------------------------------------------
                                                            PRINCIPAL   MARKET
                                                              AMOUNT    VALUE
                                                           ---------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS - 20.96%
King County, Washington Housing Authority -
   Fred Lind Manor Project-A
   (GNMA) 6.672% 6/20/32 ..............................    $200,000    $219,206
Kitsap County Housing (GNMA)
   7.10% 2/20/36 ......................................     200,000     227,250
Washington State Housing Finance Commonwealth
   Multifamily Mortgage Revenue A
   (GNMA) 6.00% 7/1/30 ................................      60,000      63,326
Washington State Housing Finance - Single Family
   Series 2A (GNMA) (AMT) 6.30% 12/1/27 ...............     180,000     189,990
Washington State Housing Single Family
   Mortgage Revenue (GNMA) 6.20% 12/1/22 ..............     195,000     204,272
                                                                       --------
                                                                        904,044
                                                                        -------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 1.92%
University Of Washington Parking Revenue (AMBAC)
   6.125% 11/1/14 .....................................      75,000      83,048
                                                                       --------
                                                                         83,048
                                                                       --------
POWER AUTHORITY REVENUE BONDS - 19.00%
Grant County Public Utility District #2 Wanapum (MBIA)
   5.875% 1/1/26 ......................................     100,000     107,208
Grant County Washington Public Utilities District #2
   Preist Rapids Hydro Electric Series 2A
   5.25% 1/1/18 .......................................     500,000     497,005
Kittitas County Public Utility District #1 (MBIA)
   5.80% 12/1/20 ......................................     100,000     107,131
Washington State Public Power #1 (MBIA)
   5.75% 7/1/12 .......................................     100,000     108,511
                                                                       --------
                                                                        819,855
                                                                       --------
TRANSPORTATION REVENUE BONDS - 7.84%
Central Pugent Sound Washington Regional Transportation
   Authority (FGIC) 4.75% 2/1/28 ......................     150,000     140,808
Port Seattle, Washington Passenger Facilities
   Charge Revenue Series A 5.00% 12/1/23 ..............     150,000     146,655
Port Tacoma, Washington (AMBAC)
   5.30% 12/1/17 ......................................      50,000      50,695
                                                                       --------
                                                                        338,158
                                                                       --------
                                                        for tax-exempt income 29

--------------------------------------------------------------------------------
                                                        PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                        ---------       --------
MUNICIPAL BONDS (CONTINUED)
WATER & SEWER REVENUE BONDS - 8.63%
Covington Water & Sewer Revenue (AMBAC)
   6.00% 3/1/15 ..................................     $   75,000     $   81,098
Olympia Washington Water & Sewer (FGIC)
   5.125% 11/1/17 ................................        100,000        100,514
Seattle Metrolpolitan Sewer Revenue (FGIC)
   5.70% 1/1/14 ..................................         75,000         79,474
Vancouver Water & Sewer Revenue (FGIC)
   6.00% 6/1/16 ..................................        100,000        111,240
                                                                      ----------
                                                                         372,326
                                                                      ----------
Total Municipal Bonds (cost $4,457,465) ..........                     4,719,745
                                                                      ----------

                                                           NUMBER
                                                         OF SHARES
                                                         ---------
SHORT-TERM INVESTMENTS - 0.82%
Norwest Advantage Municipal Money Market Fund
   2.59% 3/1/99 .....................................      35,602        35,602
                                                                     ----------
Total Short-Term Investments (cost $35,602) .........                    35,602
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (cost $4,493,067) - 110.23% ..................................    $4,755,347
LIABILITIES NET OF RECEIVABLES AND OTHER
   Assets - (10.23%)* ...........................................      (441,514)
                                                                     ----------
NET ASSETS APPLICABLE TO 396,842 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................    $4,313,833
                                                                     ==========
NET ASSET VALUE - TAX-FREE WASHINGTON INSURED FUND A CLASS
   ($2,518,469 / 231,816 SHARES ) ...............................        $10.86
                                                                         ======
NET ASSET VALUE - TAX-FREE WASHINGTON INSURED FUND B CLASS
   ($1,531,468 / 140,749 SHARES) ................................        $10.88
                                                                         ======
NET ASSET VALUE - TAX-FREE WASHINGTON INSURED FUND C CLASS
   ($263,896 / 24,277 SHARES) ...................................        $10.87
                                                                         ======

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $0.01 par value, unlimited shares authorized
   to the Tax-Free Washington Insured Fund .......................   $4,132,291
Accumulated net realized loss on investments .....................      (80,738)
Net unrealized appreciation of investments .......................      262,280
                                                                     ----------
Total net assets .................................................   $4,313,833
                                                                     ==========

----------
*Of this amount, $491,890 represents payable for securities purchased at February 28, 1999.

----------
   Summary of Abbreviations:
   AMBAC      - Insured by the AMBAC Indemnity Corporation
   AMT        - Alternative Minimum Tax
   Connie Lee - Insured by the College Construction Insurance Association
   FGIC       - Insured by the Financial Guaranty Insurance Company
   FSA        - Insured by Financial Security Assurance
   GNMA       - Insured by the Government National Mortgage Association
   MBIA       - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE WASHINGTON INSURED FUND A CLASS
Net asset value A Class (A) ..............................    $10.86
Sales charge (3.75% of offering price or 3.87% of amount
   invested per share) (B) ...............................      0.42
                                                              ------
Offering price ...........................................    $11.28
                                                              ======

----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

30 for tax-exempt income

VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE WISCONSIN FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        -----------   ----------
MUNICIPAL BONDS - 99.50%
GENERAL OBLIGATION BONDS - 3.41%
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 .....................................   $1,500,000   $1,385,100
                                                                     ----------
                                                                      1,385,100
                                                                     ----------
HIGHER EDUCATION REVENUE BONDS - 2.08%
Madison Community Development Authority Revenue -
   Edgewood College 6.25% 4/1/14 ....................      500,000      528,985
Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 ..............      290,000      316,993
                                                                     ----------
                                                                        845,978
                                                                     ----------
HOSPITAL REVENUE BONDS - 2.46%
Kaukauna Housing Authority Revenue - St. Paul Home
   6.10% 9/1/07 .....................................      200,000      205,216
Puerto Rico Industrial Tourist Educational
   Medical & Environmental Control Facilities
   (Hospital Auxilio Mutuo Project - Series A)
   5.50% 7/1/17 .....................................      500,000      529,040
Superior Redevelopment Authority Revenue - Superior
   Memorial Hospital (FHA) 5.80% 5/1/10 .............      250,000      264,718
                                                                     ----------
                                                                        998,974
                                                                     ----------
HOUSING REVENUE BONDS - 27.04%
Dane County Multifamily Housing Revenue - Forest
   Harbor Apartment Project 5.85% 7/1/11 ............      125,000      130,261
Dane County Multifamily Housing Revenue - Forest
   Harbor Apartment Project 5.90% 7/1/12 ............      125,000      129,486
Grant County Wisconsin Housing Authority
   Housing Revenue Refunding - Housing - Orchard
   Manor 5.35% 7/1/26 ...............................    1,000,000    1,004,290
Green Bay Wisconsin Housing Authority Multifamily
   Housing Revenue - Moraine Limited - Series A (FHA)
   6.15% 12/1/30 ....................................    2,225,000    2,379,326
La Crosse Housing Authority Washburn Project
   6.375% 10/1/16 ...................................      100,000      103,936
La Crosse Housing Authority Washburn Project
   6.50% 10/1/26 ....................................      250,000      258,807
Milwaukee Redevelopment Authority Multifamily
   Housing 6.30% 8/1/38 .............................    1,455,000    1,537,964
New Berlin Multifamily Housing Authority Revenue
   7.125% 5/1/24 ....................................      500,000      531,390
Puerto Rico Housing Authority Single Family
   Mortgage Revenue 6.85% 10/15/23 ..................      625,000      658,919
Puerto Rico Housing Bank & Finance Agency (GNMA)
   6.25% 4/1/29 .....................................      680,000      724,268
Superior Housing Authority - St. Francis Project
   (GNMA) 6.00% 1/20/22 .............................      565,000      586,764

--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                       -----------   ----------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Superior Housing Authority - St. Francis Project
   (GNMA) 6.15% 7/20/31 ..........................    $   835,000    $   865,452
Waukesha Wisconsin Housing Westgrove Wood Project
   (GNMA) 6.00% 12/1/31 ..........................      1,500,000      1,584,810
Wauwatosa Multifamily Housing Revenue - Harwood
   Place, Inc. 5.75% 12/1/08 .....................        480,000        489,134
                                                                     -----------
                                                                      10,984,807
                                                                     -----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 15.55%
Hartford Community Development Authority Lease
   Revenue 6.15% 12/1/09 .........................        240,000        258,948
Milwaukee Redevelopment Authority Revenue -
   Goodwill Industries, Inc. 6.35% 10/1/09 .......      2,000,000      2,101,800
Omro Community Development Authority
   5.875% 12/1/11 ................................        300,000        320,934
Puerto Rico Commonwealth Industrial Development
   General Purpose Revenue Series B
   5.375% 7/1/16 .................................      1,000,000      1,042,190
Puerto Rico Industrial Medical Environmental
   Revenue - PepsiCo Project
   6.25% 11/15/13 ................................      1,100,000      1,205,941
Two Rivers Community Development Authority Revenue
   Architectural Forest Products
   6.35% 12/15/12 ................................        250,000        257,853
West Allis Community Development Authority
   Revenue - Poblocki Investments, Ltd. ..........
   5.90% 5/1/03 ..................................      1,080,000      1,130,879
                                                                     -----------
                                                                       6,318,545
                                                                     -----------
LEASE/CERTIFICATES OF PARTICIPATION - 13.84%
Cudahey Community Development Authority Revenue
   6.00% 6/1/11 ..................................      1,000,000      1,070,020
De Forest Redevelopment Lease Revenue
   6.25% 2/1/18 ..................................      1,000,000      1,085,580
Little Chute Community Development Lease Revenue
   5.625% 3/1/19 .................................        680,000        703,609
Madison Community Development Authority,
   Monona Terrace Community Project
   5.80% 3/1/05 ..................................        125,000        136,054
Madison Community Development Authority,
   Monona Terrace Community Project
   5.90% 3/1/06 ..................................        365,000        399,197
Madison Community Development Authority,
   Monona Terrace Community Project
   6.10% 3/1/10 ..................................      1,500,000      1,627,335
Redgranite Wisconsin Community Development
   Authority Revenue 5.85% 3/1/18 ................        605,000        599,525
                                                                     -----------
                                                                       5,621,320
                                                                     -----------
                                                        for tax-exempt income 31

--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                       -----------   ----------
 MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED/ESCROWED TO MATURITY BONDS - 7.66%
 Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue (MBIA)
   5.80% 12/15/26-07 .............................    $ 1,000,000    $ 1,118,920
 Virgin Islands Public Finance Authority (Escrowed
   to maturity) 7.30% 10/1/18 ....................        700,000        886,116
 Wisconsin Housing Finance Authority (FHA)
   6.10% 6/1/21-17 ...............................      1,000,000      1,107,880
                                                                     -----------
                                                                       3,112,916
                                                                     -----------
 POWER AUTHORITY REVENUE BONDS - 5.10%
 Puerto Rico Electric Power Authority Series EE
   4.75% 7/1/24 ..................................        500,000        475,235
 Puerto Rico Electric Power Authority Revenue
   Series U 6.00% 7/1/14 .........................      1,450,000      1,595,116
                                                                     -----------
                                                                       2,070,351
                                                                     -----------
 SPECIAL UTILITY REVENUE BONDS - 0.74%
 Puerto Rico Telephone Authority Revenue
   5.75% 1/1/11 ..................................        285,000        300,193
                                                                     -----------
                                                                         300,193
                                                                     -----------
 OTHER REVENUE BONDS - 21.62%
 Puerto Rico Municipal Finance Authority (FSA)
   6.00% 7/1/14 ..................................      1,800,000      1,979,280
 Southeast Wisconsin Professional Baseball Park
   District Lease Certificates Zero Coupon
   (MBIA) 12/15/15 ...............................      1,000,000        432,990
 Southeast Wisconsin Professional Baseball Park
   District Sales Revenue Zero Coupon (MBIA)
   12/15/16 ......................................      1,115,000        455,332
 Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue Zero Coupon
   (MBIA) 12/15/24 ...............................      1,500,000        394,275
 Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue Zero Coupon
   (MBIA) 12/15/25 ...............................      1,250,000        311,163
 Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue Zero Coupon
   (MBIA) 12/15/28 ...............................      6,250,000      1,327,563
 Virgin Islands Public Finance Authority Revenue
   Sub Lien Funded Loan Notes Series E
   5.875% 10/1/18 ................................        750,000        777,068
 Wisconsin Central District Tax Revenue
   5.25% 12/15/23 ................................      3,000,000      3,105,660
                                                                     -----------
                                                                       8,783,331
                                                                     -----------
 Total Municipal Bonds (cost $38,231,846) ........                    40,421,515
                                                                     -----------

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES OWNED - 99.50%
   (cost $38,231,846) ............................................   $40,421,515
RECEIVABLES AND OTHER ASSETS NET OF
   LIABILITIES - 0.50% ...........................................       201,558
                                                                     -----------
NET ASSETS APPLICABLE TO 4,046,819 SHARES ($0.01 PAR VALUE)
   OUTSTANDING - 100.00% .........................................   $40,623,073
                                                                     ===========

NET ASSET VALUE - TAX-FREE WISCONSIN FUND A CLASS
   ($36,084,237 / 3,594,834 SHARES) ..............................        $10.04
                                                                          ======
NET ASSET VALUE - TAX-FREE WISCONSIN FUND B CLASS
   ($3,007,357 / 299,850 SHARES) .................................        $10.03
                                                                          ======
NET ASSET VALUE - TAX-FREE WISCONSIN FUND C CLASS
   ($1,531,479 / 152,135 SHARES) .................................        $10.07
                                                                          ======

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $0.01 par value, 100,000,000,000 shares
   authorized to the Fund with 10,000,000,000 shares allocated to Tax-Free Wisconsin Fund A Class, 10,000,000,000
   shares allocated to Tax-Free Wisconsin Fund B Class, and
   10,000,000,000 shares allocated to Tax-Free Wisconsin Fund
   C Class........................................................  $38,947,232
Undistributed net investment income ..............................        2,148
Accumulated net realized loss on investments .....................     (515,976)
Net unrealized appreciation of investments .......................    2,189,669
                                                                    -----------
Total net assets .................................................  $40,623,073
                                                                    ===========

----------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------
   Summary of Abbreviations:
   FHA  - Insured by the Federal Housing Authority
   FSA  - Insured by Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association
   MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE WISCONSIN FUND A CLASS
Net asset value A Class (A) ......................................        $10.04
Sales charge (3.75% of offering price or 3.88% of amount invested
   per share) (B) ................................................          0.39
                                                                          ------
Offering price ...................................................        $10.43
                                                                          ======

----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

32 for tax-exempt income

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              VOYAGEUR                  VOYAGEUR             VOYAGEUR
                                                               MUTUAL                  INVESTMENT            TAX-FREE
                                                             FUNDS, INC.                  TRUST             FUNDS, INC.
                                                        TAX-FREE    TAX-FREE      TAX-FREE    TAX-FREE       TAX-FREE
                                                          IDAHO       IOWA         KANSAS     MISSOURI     NORTH DAKOTA
                                                          FUND        FUND          FUND        FUND           FUND
                                                       ----------------------     --------------------     ------------
INVESTMENT INCOME:
Interest .........................................     $1,387,074  $1,180,497      $507,981  $1,567,369      $883,449
                                                       ----------  ----------      --------  ----------      --------
EXPENSES:
Management fees ..................................        127,945     111,723        44,787     141,363        78,061
Distribution expense .............................        101,281      76,290        37,083     113,120        44,603
Dividend disbursing and transfer
   agent fees and expenses .......................         21,197      27,566         8,302      24,836        16,631
Accounting and administration ....................         14,321      10,125         2,063      10,440         8,888
Reports and statements
   to shareholders ...............................         11,200       6,600         1,281      12,820         3,367
Professional fees ................................         12,671       1,800         1,041      13,470         4,550
Registration fees ................................          2,500       6,150           500       2,500         2,900
Custodian fees ...................................          2,593       3,100           750         900         1,902
Taxes (other than taxes on income) ...............          3,610       1,755            --       1,500         3,200
Directors' fees ..................................            669         590           306         675         1,572
Other ............................................          2,705       6,124           488      12,060            --
                                                       ----------  ----------      --------  ----------      --------
                                                          300,692     251,823        96,601     333,684       165,674

Less expenses absorbed by
   Delaware Management Company ...................         (9,812)     (7,959)           --     (25,762)       (6,820)
                                                       ----------  ----------      --------  ----------      --------
Total operating expenses .........................        290,880     243,864        96,601     307,922       158,854
Interest expense .................................             --          --            --       3,228            --
                                                       ----------  ----------      --------  ----------      --------
Total expense ....................................        290,880     243,864        96,601     311,150       158,854
                                                       ----------  ----------      --------  ----------      --------
NET INVESTMENT INCOME ............................      1,096,194     936,633       411,380   1,256,219       724,595
                                                       ----------  ----------      --------  ----------      --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment
   transactions ..................................          4,039       4,328        29,645     187,570       136,539
Net change in unrealized depreciation
   of investments ................................       (128,651)   (184,992)       (1,015)   (200,108)     (236,821)
                                                       ----------  ----------      --------  ----------      --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS .........................       (124,612)   (180,664)       28,630     (12,538)     (100,282)
                                                       ----------  ----------      --------  ----------      --------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...............................       $971,582    $755,969      $440,010  $1,243,681      $624,313
                                                       ==========  ==========      ========  ==========      ========

[RESTUBBED FROM PREVIOUS TABLE]

                                                               VOYAGEUR                VOYAGEUR
                                                              INVESTMENT                MUTUAL
                                                                 TRUST                FUNDS, INC.
                                                          TAX-FREE      TAX-FREE       TAX-FREE
                                                           OREGON      WASHINGTON     WISCONSIN
                                                        INSURED FUND  INSURED FUND       FUND
                                                        --------------------------   -----------
INVESTMENT INCOME:
Interest .........................................        $890,971      $110,443    $1,074,714
                                                          --------      --------    ----------
EXPENSES:
Management fees ..................................          87,818        10,367        98,385
Distribution expense .............................          71,608        11,637        64,603
Dividend disbursing and transfer
   agent fees and expenses .......................          16,633         3,838        17,186
Accounting and administration ....................           9,682         1,155         8,346
Reports and statements
   to shareholders ...............................           6,567           852         4,000
Professional fees ................................           7,312         3,500         7,895
Registration fees ................................           2,258           750         4,500
Custodian fees ...................................           1,388           740           500
Taxes (other than taxes on income) ...............           1,350           294         2,600
Directors' fees ..................................             575           337           590
Other ............................................           3,078           492         8,693
                                                          --------      --------    ----------
                                                           208,269        33,962       217,298

Less expenses absorbed by
   Delaware Management Company ...................         (46,992)      (17,172)       (5,108)
                                                          --------      --------    ----------
Total operating expenses .........................         161,277        16,790       212,190
Interest expense .................................              --            --            --
                                                          --------      --------    ----------
Total expense ....................................         161,277        16,790       212,190
                                                          --------      --------    ----------
NET INVESTMENT INCOME ............................         729,694        93,653       862,524
                                                          --------      --------    ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment
   transactions ..................................          19,478            --       (21,915)
Net change in unrealized depreciation
   of investments ................................         (50,123)      (15,887)     (155,405)
                                                          --------      --------    ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS .........................         (30,645)      (15,887)     (177,320)
                                                          --------      --------    ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...............................        $699,049       $77,766      $685,204
                                                          ========      ========    ==========

                             See accompanying notes
                                                        for tax-exempt income 33

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          VOYAGEUR MUTUAL FUNDS, INC.
                                                              TAX-FREE IDAHO FUND
                                                     ---------------------------------------
                                                      SIX MONTHS   EIGHT MONTHS      YEAR
                                                         ENDED        ENDED         ENDED
                                                       2/28/99       8/31/98      12/31/97
                                                     (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .............................    $1,096,194   $1,374,105    $1,840,447
Net realized gain (loss) on investment
   transactions ...................................         4,039      (48,367)       52,973
Net change in unrealized appreciation/
   depreciation of investments ....................      (128,651)     530,971     1,890,831
                                                      -----------  -----------   -----------
Net increase in net assets resulting
   from operations ................................       971,582    1,856,709     3,784,251
                                                      -----------  -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................      (907,015)  (1,150,721)   (1,561,674)
   B Class ........................................      (150,961)    (189,350)     (273,521)
   C Class ........................................       (34,831)     (37,421)      (40,080)

Net realized gain on investment
   transactions:
   A Class ........................................            --      (17,132)           --
   B Class ........................................            --       (3,270)           --
   C Class ........................................            --         (743)           --
                                                      -----------  -----------   -----------
                                                       (1,092,807)  (1,398,637)   (1,875,275)
                                                      -----------  -----------   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................     5,840,144    8,852,050     8,087,405
   B Class ........................................     1,841,105    1,019,252     2,019,434
   C Class ........................................       560,293      707,681       702,551
Net asset value of shares issued
   upon reinvestment of dividends from
   net investment income and net realized
   gain on investment transactions:
   A Class ........................................       624,034      770,231       967,219
   B Class ........................................        97,883      120,095       155,808
   C Class ........................................        28,657       30,628        34,029
                                                      -----------  -----------   -----------
                                                        8,992,116   11,499,937    11,966,446
                                                      -----------  -----------   -----------
Cost of shares repurchased:
   A Class ........................................    (2,028,506)  (3,937,453)   (4,493,235)
   B Class ........................................      (479,526)    (564,955)     (611,419)
   C Class ........................................      (116,318)    (160,744)     (480,962)
                                                      -----------  -----------   -----------
                                                       (2,624,350)  (4,663,152)   (5,585,616)
                                                      -----------  -----------   -----------
INCREASE (DECREASE) IN
   NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS .....................     6,367,766    6,836,785     6,380,830
                                                      -----------  -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS ..................................     6,246,541    7,294,857     8,289,806
                                                      -----------  -----------   -----------

NET ASSETS:
Beginning of period ...............................    49,035,875   41,741,018    33,451,212
                                                      -----------  -----------   -----------
End of period .....................................   $55,282,416  $49,035,875   $41,741,018
                                                      ===========  ===========   ===========

[RESTUBBED FROM PREVIOUS TABLE]

                                                            VOYAGEUR MUTUAL FUNDS, INC.
                                                                TAX-FREE IOWA FUND
                                                     ----------------------------------------
                                                      SIX MONTHS   EIGHT MONTHS      YEAR
                                                         ENDED        ENDED         ENDED
                                                        2/28/99      8/31/98       12/31/97
                                                     (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .............................     $936,633    $1,235,896    $1,895,350
Net realized gain (loss) on investment
   transactions ...................................        4,328        88,606       (58,844)
Net change in unrealized appreciation/
   depreciation of investments ....................     (184,992)      339,009     1,936,561
                                                     -----------   -----------   -----------
Net increase in net assets resulting
   from operations ................................      755,969     1,663,511     3,773,067
                                                     -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................     (840,168)   (1,131,168)   (1,786,140)
   B Class ........................................      (75,856)      (80,006)      (84,786)
   C Class ........................................      (20,611)      (24,722)      (27,910)

Net realized gain on investment
   transactions:
   A Class ........................................           --            --            --
   B Class ........................................           --            --            --
   C Class ........................................           --            --            --
                                                     -----------   -----------   -----------
                                                        (936,635)   (1,235,896)   (1,898,836)
                                                     -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................    1,877,977     2,443,972     3,470,467
   B Class ........................................      774,762     1,090,688     1,320,305
   C Class ........................................      316,050       492,175       247,082
Net asset value of shares issued
   upon reinvestment of dividends from
   net investment income and net realized
   gain on investment transactions:
   A Class ........................................      533,701       710,428     1,211,605
   B Class ........................................       51,558        57,358        64,063
   C Class ........................................       13,755        14,242        10,869
                                                     -----------   -----------   -----------
                                                       3,567,803     4,808,863     6,324,391
                                                     -----------   -----------   -----------
Cost of shares repurchased:
   A Class ........................................   (1,986,748)   (2,530,245)   (8,103,037)
   B Class ........................................     (153,475)     (184,748)     (232,768)
   C Class ........................................     (238,283)     (166,201)      (90,968)
                                                     -----------   -----------   -----------
                                                      (2,378,506)   (2,881,194)   (8,426,773)
                                                     -----------   -----------   -----------
INCREASE (DECREASE) IN
   NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS .....................    1,189,297     1,927,669    (2,102,382)
                                                     -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS ..................................    1,008,631     2,355,284      (228,151)
                                                     -----------   -----------   -----------

NET ASSETS:
Beginning of period ...............................   44,479,722    42,124,438    42,352,589
                                                     -----------   -----------   -----------
End of period .....................................  $45,488,353   $44,479,722   $42,124,438
                                                     ===========   ===========   ===========

[RESTUBBED FROM PREVIOUS TABLE]

                                                            VOYAGEUR INVESTMENT TRUST
                                                               TAX-FREE KANSAS FUND
                                                     ----------------------------------------
                                                      SIX MONTHS    EIGHT MONTHS      YEAR
                                                         ENDED          ENDED         ENDED
                                                        2/28/99        8/31/98      12/31/97
                                                     (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .............................     $411,380      $466,674      $627,158
Net realized gain (loss) on investment
   transactions ...................................       29,645       119,598       127,741
Net change in unrealized appreciation/
   depreciation of investments ....................       (1,015)       42,397       513,267
                                                     -----------   -----------   -----------
Net increase in net assets resulting
   from operations ................................      440,010       628,669     1,268,166
                                                     -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................     (306,717)     (364,485)     (506,768)
   B Class ........................................      (81,591)      (99,218)     (123,076)
   C Class ........................................       (2,433)       (2,853)       (4,201)

Net realized gain on investment
   transactions:
   A Class ........................................      (38,684)           --            --
   B Class ........................................      (12,054)           --            --
   C Class ........................................         (373)           --            --
                                                     -----------   -----------   -----------
                                                        (441,852)     (466,556)     (634,045)
                                                     -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................    1,469,184     2,693,842     1,225,439
   B Class ........................................      897,066       420,715       948,070
   C Class ........................................        2,075        40,545        74,506
Net asset value of shares issued
   upon reinvestment of dividends from
   net investment income and net realized
   gain on investment transactions:
   A Class ........................................      170,431       187,468       297,771
   B Class ........................................       65,392        66,415        83,728
   C Class ........................................        2,806         2,795         4,294
                                                     -----------   -----------   -----------
                                                       2,606,954     3,411,780     2,633,808
                                                     -----------   -----------   -----------
Cost of shares repurchased:
   A Class ........................................   (1,393,415)   (1,121,317)   (1,511,541)
   B Class ........................................     (122,137)     (280,393)     (135,792)
   C Class ........................................      (14,327)      (26,367)      (66,004)
                                                     -----------   -----------   -----------
                                                      (1,529,879)   (1,428,077)   (1,713,337)
                                                     -----------   -----------   -----------
INCREASE (DECREASE) IN
   NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS .....................    1,077,075     1,983,703       920,471
                                                     -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS ..................................    1,075,233     2,145,816     1,554,592
                                                     -----------   -----------   -----------

NET ASSETS:
Beginning of period ...............................   16,368,658    14,222,842    12,668,250
                                                     -----------   -----------   -----------
End of period .....................................  $17,443,891   $16,368,658   $14,222,842
                                                     ===========   ===========   ===========

                             See accompanying notes

34 for tax-exempt income

--------------------------------------------------------------------------------

                                                             VOYAGEUR INVESTMENT TRUST
                                                          TAX-FREE MISSOURI INSURED FUND
                                                     ------------------------------------------
                                                      SIX MONTHS   EIGHT MONTHS        YEAR
                                                         ENDED         ENDED          ENDED
                                                       2/28/99        8/31/98       12/31/97
                                                     (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .............................    $1,256,219    $1,765,610     $2,788,692
Net realized gain (loss) on investment
   transactions ...................................       187,570       155,408        176,623
Net change in unrealized appreciation/
   depreciation of investments ....................      (200,108)      179,094      2,344,920
                                                      -----------   -----------    -----------
Net increase in net assets resulting
   from operations ................................     1,243,681     2,100,112      5,310,235
                                                      -----------   -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................    (1,036,788)   (1,467,138)    (2,362,959)
   B Class ........................................      (213,734)     (294,147)      (458,482)
   C Class ........................................        (2,724)       (4,325)        (7,784)

Net realized gain on investment transactions:
   A Class ........................................            --            --             --
   B Class ........................................            --            --             --
   C Class ........................................            --            --             --
                                                      -----------   -----------    -----------
                                                       (1,253,246)   (1,765,610)    (2,829,225)
                                                      -----------   -----------    -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................       592,767     1,374,617      2,768,917
   B Class ........................................       213,002       399,452      2,097,849
   C Class ........................................       132,422        30,000        100,000
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income and net realized
   gain on investment transactions:
   A Class ........................................       546,021       758,855      1,353,277
   B Class ........................................       129,078       183,416        349,671
   C Class ........................................         1,351         2,854          5,484
                                                      -----------   -----------    -----------
                                                        1,614,641     2,749,194      6,675,198
                                                      -----------   -----------    -----------
Cost of shares repurchased:
   A Class ........................................    (3,144,990)   (4,032,289)    (6,861,721)
   B Class ........................................      (495,476)     (834,476)    (1,840,881)
   C Class ........................................       (15,000)     (146,282)       (42,129)
                                                      -----------   -----------    -----------
                                                       (3,655,466)   (5,013,047)    (8,744,731)
                                                      -----------   -----------    -----------
INCREASE (DECREASE) IN
   NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS .....................    (2,040,825)    2,263,853     (2,069,533)
                                                      -----------   -----------    -----------

NET INCREASE (DECREASE)
   IN NET ASSETS ..................................    (2,050,390)   (1,929,351)       411,477
                                                      -----------   -----------    -----------

NET ASSETS:
Beginning of period ...............................    58,367,598    60,296,949     59,885,472
                                                      -----------   -----------    -----------
End of period .....................................   $56,317,208   $58,367,598    $60,296,949
                                                      ===========   ===========    ===========

[RESTUBBED FROM PREVIOUS TABLE]

                                                              VOYAGEUR TAX-FREE FUNDS, INC.
                                                               TAX-FREE NORTH DAKOTA FUND
                                                      -----------------------------------------
                                                      SIX MONTHS    EIGHT MONTHS        YEAR
                                                         ENDED          ENDED          ENDED
                                                        2/28/99        8/31/98       12/31/97
                                                      (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .............................      $724,595     $1,015,407     $1,601,793
Net realized gain (loss) on investment
   transactions ...................................       136,539        151,151        416,818
Net change in unrealized appreciation/
   depreciation of investments ....................      (236,821)       154,096        880,044
                                                      -----------    -----------    -----------
Net increase in net assets resulting
   from operations ................................       624,313      1,320,654      2,898,655
                                                      -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................      (703,860)      (989,212)    (1,597,868)
   B Class ........................................       (20,509)       (25,072)       (37,856)
   C Class ........................................          (600)        (1,123)        (1,691)

Net realized gain on investment transactions:
   A Class ........................................      (110,320)            --             --
   B Class ........................................        (3,891)            --             --
   C Class ........................................          (110)            --             --
                                                      -----------    -----------    -----------
                                                         (839,290)    (1,015,407)    (1,637,415)
                                                      -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................       781,536        965,629        751,084
   B Class ........................................       106,246         80,892        192,597
   C Class ........................................         4,000             --             --
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income and net realized
   gain on investment transactions:
   A Class ........................................       508,438        599,011      1,047,157
   B Class ........................................        13,756         13,030         22,504
   C Class ........................................           710          1,125          1,714
                                                      -----------    -----------    -----------
                                                        1,414,686      1,659,687      2,015,056
                                                      -----------    -----------    -----------
Cost of shares repurchased:
   A Class ........................................    (1,706,924)    (2,329,708)    (5,770,655)
   B Class ........................................       (54,858)       (11,781)       (61,932)
   C Class ........................................            --        (12,711)        (3,000)
                                                      -----------    -----------    -----------
                                                       (1,761,782)    (2,354,200)    (5,835,587)
                                                      -----------    -----------    -----------
INCREASE (DECREASE) IN
   NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS .....................      (347,096)      (694,513)    (3,820,531)
                                                      -----------    -----------    -----------

NET INCREASE (DECREASE)
   IN NET ASSETS ..................................      (562,073)      (389,266)    (2,559,291)
                                                      -----------    -----------    -----------

NET ASSETS:
Beginning of period ...............................    31,505,567     31,894,833     34,454,124
                                                      -----------    -----------    -----------
End of period .....................................   $30,943,494    $31,505,567    $31,894,833
                                                      ===========    ===========    ===========

[RESTUBBED FROM PREVIOUS TABLE]

                                                               VOYAGEUR INVESTMENT TRUST
                                                              TAX-FREE OREGON INSURED FUND
                                                       -----------------------------------------
                                                        SIX MONTHS    EIGHT MONTHS       YEAR
                                                          ENDED           ENDED         ENDED
                                                        2/28/99          8/31/98       12/31/97
                                                       (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .............................       $729,694       $895,746     $1,271,100
Net realized gain (loss) on investment
   transactions ...................................         19,478        (11,500)        17,126
Net change in unrealized appreciation/
   depreciation of investments ....................        (50,123)       368,882      1,188,556
                                                       -----------    -----------    -----------
Net increase in net assets resulting
   from operations ................................        699,049      1,253,128      2,476,782
                                                       -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................       (588,350)      (714,960)    (1,033,966)
   B Class ........................................       (119,659)      (162,152)      (224,133)
   C Class ........................................        (22,980)       (18,634)       (17,078)

Net realized gain on investment transactions:
   A Class ........................................             --             --             --
   B Class ........................................             --             --             --
   C Class ........................................             --             --             --
                                                       -----------    -----------    -----------
                                                          (730,989)      (895,746)    (1,275,177)
                                                       -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................      4,543,229      4,019,856      3,728,179
   B Class ........................................      1,460,914        561,598      1,626,102
   C Class ........................................        475,488        507,769        164,876
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income and net realized
   gain on investment transactions:
   A Class ........................................        368,695        433,739        616,492
   B Class ........................................         66,797        101,024        152,794
   C Class ........................................         16,484         13,324         11,587
                                                       -----------    -----------    -----------
                                                         6,931,607      5,637,310      6,300,030
                                                       -----------    -----------    -----------
Cost of shares repurchased:
   A Class ........................................       (585,356)    (2,465,216)    (4,116,579)
   B Class ........................................       (198,956)    (1,179,572)      (326,601)
   C Class ........................................           (858)       (68,006)       (25,157)
                                                       -----------    -----------    -----------
                                                          (785,170)    (3,712,794)    (4,468,337)
                                                       -----------    -----------    -----------
INCREASE (DECREASE) IN
   NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS .....................      6,146,437      1,924,516      1,831,693
                                                       -----------    -----------    -----------

NET INCREASE (DECREASE)
   IN NET ASSETS ..................................      6,114,497      2,281,898      3,033,298
                                                       -----------    -----------    -----------

NET ASSETS:
Beginning of period ...............................     31,346,335     29,064,437     26,031,139
                                                       -----------    -----------    -----------
End of period .....................................    $37,460,832    $31,346,335    $29,064,437
                                                       ===========    ===========    ========---

                             See accompanying notes
                                                        for tax-exempt income 35

--------------------------------------------------------------------------------

                                                           VOYAGEUR INVESTMENT TRUST                VOYAGEUR MUTUAL FUNDS, INC.
                                                        TAX-FREE WASHINGTON INSURED FUND              TAX-FREE WISCONSIN FUND
                                                     ------------------------------------    --------------------------------------
                                                     SIX MONTHS  EIGHT MONTHS      YEAR      SIX MONTHS  EIGHT MONTHS       YEAR
                                                        ENDED        ENDED        ENDED         ENDED       ENDED          ENDED
                                                       2/28/99     8/31/98      12/31/97       2/28/99     8/31/98       12/31/97
                                                     (UNAUDITED)                             (UNAUDITED)

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .............................     $93,653     $112,796     $156,411      $862,524    $1,099,088    $1,402,926
Net realized gain (loss) on
   investment transactions ........................          --           --           38       (21,915)      (55,924)      190,944
Net change in unrealized appreciation/
   depreciation of investments ....................     (15,887)      45,476      141,117      (155,405)      352,874     1,023,956
                                                     ----------   ----------   ----------   -----------   -----------   -----------
Net increase in net assets resulting
   from operations ................................      77,766      158,272      297,566       685,204     1,396,038     2,617,826
                                                      ----------   ----------   ----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................     (57,712)     (76,929)    (125,449)     (784,317)   (1,011,692)   (1,354,012)
   B Class ........................................     (30,460)     (31,959)     (30,887)      (50,614)      (58,302)      (65,438)
   C Class ........................................      (5,479)      (3,908)      (1,855)      (25,445)      (29,094)      (26,356)
                                                     ----------   ----------   ----------   -----------   -----------   -----------
                                                        (93,651)    (112,796)    (158,191)     (860,376)   (1,099,088)   (1,445,806)
                                                     ----------   ----------   ----------   -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................     245,960      109,476      404,281     2,822,299     5,662,446     7,121,843
   B Class ........................................     265,071      336,594      522,233       697,985       955,955       505,833
   C Class ........................................       5,944      230,500       46,196       281,784       657,033       347,276
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income and net realized
   gain on investment transactions:
   A Class ........................................      27,745       35,377       63,054       435,688       515,403       758,408
   B Class ........................................      17,779       18,593       19,999        32,175        33,882        42,097
   C Class ........................................       4,639        2,988          913        23,312        25,500        24,405
                                                     ----------   ----------   ----------   -----------   -----------   -----------
                                                        567,138      733,528    1,056,676     4,293,243     7,850,219     8,799,862
                                                     ----------   ----------   ----------   -----------   -----------   -----------

Cost of shares repurchased:
   A Class ........................................     (71,497)    (219,070)    (577,974)   (1,506,133)   (2,836,280)   (6,376,585)
   B Class ........................................     (48,942)     (29,422)    (131,521)     (332,308)     (318,684)      (20,571)
   C Class ........................................     (30,265)     (21,200)          --       (49,444)      (98,592)     (262,082)
                                                     ----------   ----------   ----------   -----------   -----------   -----------
                                                       (150,704)    (269,692)    (709,495)   (1,887,885)   (3,253,556)   (6,659,238)
                                                     ----------   ----------   ----------   -----------   -----------   -----------
INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS .....................     416,434      463,836      347,181     2,405,358     4,596,663     2,140,624
                                                     ----------   ----------   ----------   -----------   -----------   -----------


NET INCREASE IN NET ASSETS ........................     400,549      509,312      486,556     2,230,186     4,893,613     3,312,644
                                                     ----------   ----------   ----------   -----------   -----------   -----------

NET ASSETS:
Beginning of period ...............................   3,913,284    3,403,972    2,917,416    38,392,887    33,499,274    30,186,630
                                                     ----------   ----------   ----------   -----------   -----------   -----------
End of period .....................................  $4,313,833   $3,913,284   $3,403,972   $40,623,073   $38,392,887   $33,499,274
                                                     ==========   ==========   ==========   ===========   ===========   ===========

                             See accompanying notes

36 for tax-exempt income

FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          VOYAGEUR MUTUAL FUNDS, INC.
                                                                         TAX-FREE IDAHO FUND - CLASS A
                                                        --------------------------------------------------------------
                                                         SIX MONTHS  EIGHT MONTHS                            PERIOD
                                                           ENDED         ENDED          YEAR ENDED          1/4/95(3)
                                                          2/28/99(1)    8/31/98(1) 12/31/97(2) 12/31/96    TO 12/31/95
                                                        (UNAUDITED)
Net asset value, beginning of period ..................   $11.560      $11.450      $10.910     $11.020      $10.000

Income from investment operations:
   Net investment income ..............................     0.257        0.356         0.551       0.580       0.600
   Net realized and unrealized gain (loss)
     on investments ...................................    (0.021)       0.115         0.552      (0.120)      1.100
                                                          -------      -------       -------     -------     -------
   Total from investment operations ...................     0.236        0.471         1.103       0.460       1.700
                                                          -------      -------       -------     -------     -------

Less dividends and distributions:
   Dividends from net investment income ...............    (0.256)      (0.356)       (0.563)     (0.570)     (0.600)
   Distributions from net realized gain on
     investment transactions ..........................      --         (0.005)          --          --       (0.080)
                                                          -------      -------       -------     -------     -------
   Total dividends and distributions ..................    (0.256)      (0.361)       (0.563)     (0.570)     (0.680)
                                                          -------      -------       -------     -------     -------

Net asset value, end of period ........................   $11.540      $11.560       $11.450     $10.910     $11.020
                                                          =======      =======       =======     =======     =======

Total return(4)........................................     2.06%        4.19%         10.41%       4.36%      17.48%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............   $44,183      $39,843       $33,788     $27,684     $13,540
   Ratio of expenses to average net assets ............      1.00%        0.95%         0.87%       0.60%       0.26%(5)
   Ratio of expenses to average net assets
     prior to expense limitation ......................      1.04%        1.02%         1.02%       1.10%       1.25%(5)
   Ratio of net investment income to average net assets      4.47%        4.65%         4.98%       5.29%       5.24%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation ......................      4.43%        4.58%         4.83%       4.79%       4.25%(5)
   Portfolio turnover .................................         8%           8%           19%         35%         42%

                                                        37 for tax-exempt income

                                                                        VOYAGEUR MUTUAL FUNDS, INC.
                                                                       TAX-FREE IDAHO FUND - CLASS B
                                                        --------------------------------------------------------------
                                                         SIX MONTHS  EIGHT MONTHS                            PERIOD
                                                           ENDED         ENDED          YEAR ENDED         3/16/95(3)
                                                          2/28/99(1)    8/31/98(1) 12/31/97(2) 12/31/96    TO 12/31/95
                                                        (UNAUDITED)
Net asset value, beginning of period ..................   $11.550      $11.440      $10.890     $11.010      $10.500

Income from investment operations:
   Net investment income ..............................     0.214        0.298        0.487       0.520        0.420
   Net realized and unrealized gain (loss)
     on investments ...................................    (0.031)       0.117        0.560      (0.130)       0.590
                                                          -------      -------      -------     -------      -------
   Total from investment operations ...................     0.183        0.415        1.047       0.390        1.010
                                                          -------      -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ...............    (0.213)      (0.300)      (0.497)     (0.510)      (0.420)
   Distributions from net realized gain on
     investment transactions ..........................        --       (0.005)          --          --       (0.080)
                                                          -------      -------      -------     -------      -------
   Total dividends and distributions ..................    (0.213)      (0.305)      (0.497)     (0.510)      (0.500)
                                                          -------      -------      -------     -------      -------
Net asset value, end of period ........................   $11.520      $11.550      $11.440     $10.890      $11.010
                                                          =======      =======      =======     =======      =======
Total return(4)........................................      1.60%        3.68%        9.87%       3.75%        9.86%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............    $8,912       $7,474       $6,827      $4,945       $1,977
   Ratio of expenses to average net assets ............      1.75%        1.70%        1.46%       1.11%       0.79%(5)
   Ratio of expenses to average net assets
     prior to expense limitation ......................      1.79%        1.77%        1.61%       1.85%       1.90%(5)
   Ratio of net investment income to average net assets      3.72%        3.90%        4.39%       4.78%       4.68%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation ......................      3.68%        3.83%        4.24%       4.04%       3.57%(5)
   Portfolio turnover .................................         8%           8%          19%         35%         42%

--------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

                                                        37 for tax-exempt income


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        VOYAGEUR MUTUAL FUNDS, INC.
                                                                       TAX-FREE IDAHO FUND - CLASS C
                                                        ------------------------------------------------------------------
                                                         SIX MONTHS   EIGHT MONTHS                            PERIOD
                                                           ENDED         ENDED          YEAR ENDED          1/11/95(3)
                                                          2/28/99(1)    8/31/98(1) 12/31/97(2) 12/31/96    TO 12/31/95
                                                        (UNAUDITED)
Net asset value, beginning of period ..................   $11.550      $11.430      $10.900     $11.020      $10.040

Income from investment operations:
   Net investment income ..............................     0.215        0.302        0.459       0.500        0.500
   Net realized and unrealized gain (loss)
    on investments ....................................    (0.032)       0.123        0.549      (0.130)       1.060
                                                          -------      -------      -------     -------      -------
   Total from investment operations ...................     0.183        0.425        1.008       0.370        1.560
                                                          -------      -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ...............    (0.213)      (0.300)      (0.478)     (0.490)      (0.500)
   Distributions from net realized gain on
    investment transactions ...........................        --       (0.005)          --          --       (0.080)
                                                          -------      -------      -------     -------      -------
   Total dividends and distributions ..................    (0.213)      (0.305)      (0.478)     (0.490)      (0.580)
                                                          -------      -------      -------     -------      -------
Net asset value, end of period ........................   $11.520      $11.550      $11.430     $10.900      $11.020
                                                          =======      =======      =======     =======      =======
Total return4 .........................................     1.60%        3.77%        9.49%       3.48%       15.81%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............    $2,187       $1,719       $1,125        $822         $789
   Ratio of expenses to average net assets ............     1.75%        1.70%        1.62%       1.33%        1.05%(5)
   Ratio of expenses to average net assets
    prior to expense limitation .......................     1.79%        1.77%        1.77%       1.82%        2.00%(5)
   Ratio of net investment income to average
    net assets ........................................     3.72%        3.90%        4.23%       4.57%        4.48%(5)
   Ratio of net investment income to average
    net assets prior to expense limitation ............     3.68%        3.83%        4.08%       4.08%        3.53%(5)
   Portfolio turnover .................................        8%           8%          19%         35%          42%

--------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

38 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  VOYAGEUR MUTUAL FUNDS, INC.
                                                                                 TAX-FREE IOWA FUND - CLASS A
                                                            ------------------------------------------------------------------------
                                                             SIX MONTHS  EIGHT MONTHS
                                                               ENDED        ENDED                  YEAR ENDED
                                                             2/28/99(1)   8/31/98(1)   12/31/97(2)  12/31/96     12/31/95
                                                            (UNAUDITED)
Net asset value, beginning of period .....................    $10.160      $10.060       $9.620      $9.830       $8.560

Income from investment operations:
   Net investment income .................................      0.219        0.294        0.449       0.440        0.450
   Net realized and unrealized gain (loss)
    on investments .......................................     (0.040)       0.100        0.440      (0.210)       1.290
                                                              -------      -------      -------     -------      -------
   Total from investment operations ......................      0.179        0.394        0.889       0.230        1.740
                                                              -------      -------      -------     -------      -------
Less dividends:
   Dividends from net investment income ..................     (0.219)      (0.294)      (0.449)     (0.440)      (0.470)
                                                              -------      -------      -------     -------      -------
   Total dividends .......................................     (0.219)      (0.294)      (0.449)     (0.440)      (0.470)
                                                              -------      -------      -------     -------      -------

Net asset value, end of period ...........................    $10.120      $10.160      $10.060      $9.620       $9.830
                                                              =======      =======      =======     =======      =======

Total return(3)...........................................      1.74%        3.98%        9.49%       2.56%       20.80%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $39,613      $39,345      $38,343     $40,037      $42,374
   Ratio of expenses to average net assets ...............      1.00%        0.96%        0.91%       0.92%        0.72%
   Ratio of expenses to average net assets prior to
    expense limitation ...................................      1.04%        1.06%        0.97%       1.06%        1.06%
   Ratio of net investment income to average
    net assets ...........................................      4.28%        4.38%        4.62%       4.68%        4.88%
   Ratio of net investment income to average
    net assets prior to expense limitation ...............      4.24%        4.28%        4.56%       4.54%        4.54%
   Portfolio turnover ....................................         4%          13%          14%         14%          21%

                                                              VOYAGEUR MUTUAL FUNDS, INC.
                                                             TAX-FREE IOWA FUND - CLASS A
                                                            ------------------------------
                                                            FOUR MONTHS         YEAR
                                                                ENDED           ENDED
                                                              12/31/94         8/31/94

Net asset value, beginning of period .....................     $9.260          $10.000

Income from investment operations:
   Net investment income .................................      0.170            0.490
   Net realized and unrealized gain (loss)
    on investments .......................................     (0.720)          (0.740)
                                                              -------          -------
   Total from investment operations ......................     (0.550)          (0.250)
                                                              -------          -------
Less dividends:
   Dividends from net investment income ..................     (0.150)          (0.490)
                                                              -------          -------
   Total dividends .......................................     (0.150)          (0.490)
                                                              -------          -------
Net asset value, end of period ...........................     $8.560           $9.260
                                                              =======          =======

Total return(3) ..........................................     (5.86%)          (2.67%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $32,373          $38,669
   Ratio of expenses to average net assets ...............      0.11%(4)         0.12%
   Ratio of expenses to average net assets prior to
    expense limitation ...................................      1.25%(4)         1.25%
   Ratio of net investment income to average
    net assets ...........................................      5.71%(4)         4.89%
   Ratio of net investment income to average
    net assets prior to expense limitation ...............      4.57%(4)          3.76%
   Portfolio turnover ....................................         7%             119%

--------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 39

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                VOYAGEUR MUTUAL FUNDS, INC.
                                                                               TAX-FREE IOWA FUND - CLASS B
                                                            -------------------------------------------------------------
                                                            SIX MONTHS  EIGHT MONTHS                            PERIOD
                                                               ENDED       ENDED             YEAR ENDED       3/24/95(3)
                                                             2/28/99(1)  8/31/98(1)   12/31/97(2)  12/31/96  TO 12/31/95
                                                            (UNAUDITED)
Net asset value, beginning of period .......................  $10.160     $10.060       $9.610      $9.830       $9.180

Income from investment operations:
   Net investment income ...................................    0.181       0.243        0.366       0.380        0.310
   Net realized and unrealized gain (loss)
    on investments .........................................   (0.040)      0.100        0.457      (0.220)       0.640
                                                              -------     -------       ------      ------       ------
   Total from investment operations ........................    0.141       0.343        0.823       0.160        0.950
                                                              -------     -------       ------      ------       ------
Less dividends:
   Dividends from net investment income ....................   (0.181)     (0.243)      (0.373)     (0.380)      (0.300)
                                                              -------     -------       ------      ------       ------
   Total dividends .........................................   (0.181)     (0.243)      (0.373)     (0.380)      (0.300)
                                                              -------     -------       ------      ------       ------
Net asset value, end of period .............................  $10.120     $10.160      $10.060      $9.610       $9.830
                                                              =======     =======      =======      ======       ======
Total return(4) ............................................    1.37%       3.46%        8.75%       1.76%       10.62%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $4,564      $3,910       $2,910      $1,645         $819
   Ratio of expenses to average net assets .................    1.75%       1.71%        1.67%       1.61%        1.28%(5)
   Ratio of expenses to average net assets prior
    to expense limitation ..................................    1.79%       1.81%        1.73%       1.81%        1.65%(5)
   Ratio of net investment income to average net assets ....    3.53%       3.63%        3.86%       3.97%        4.06%(5)
   Ratio of net investment income to average net assets
    prior to expense limitation ............................    3.49%       3.53%        3.80%       3.77%        3.69%(5)
   Portfolio turnover ......................................       4%         13%          14%         14%          21%


                                                                                VOYAGEUR MUTUAL FUNDS, INC.
                                                                               TAX-FREE IOWA FUND - CLASS C
                                                            -------------------------------------------------------------
                                                            SIX MONTHS  EIGHT MONTHS                            PERIOD
                                                               ENDED       ENDED             YEAR ENDED       1/4/95(3)
                                                             2/28/99(1)  8/31/98(1)   12/31/97(2)  12/31/96  TO 12/31/95
                                                            (UNAUDITED)
Net asset value, beginning of period .......................  $10.160     $10.060       $9.610      $9.830       $8.550

Income from investment operations:
   Net investment income ...................................    0.181       0.243        0.360       0.360        0.370
   Net realized and unrealized gain (loss)
    on investments .........................................   (0.040)      0.100        0.456      (0.220)       1.280
                                                              -------     -------       ------      ------       ------
   Total from investment operations ........................    0.141       0.343        0.816       0.140        1.650
                                                              -------     -------       ------      ------       ------
Less dividends:
   Dividends from net investment income ....................   (0.181)     (0.243)      (0.366)     (0.360)      (0.370)
                                                              -------     -------       ------      ------       ------
   Total dividends .........................................   (0.181)     (0.243)      (0.366)     (0.360)      (0.370)
                                                              -------     -------       ------      ------       ------
Net asset value, end of period .............................  $10.120     $10.160      $10.060      $9.610       $9.830
                                                              =======     =======      =======      ======       ======
Total return(4) ............................................    1.37%       3.46%        8.68%       1.56%       19.66%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $1,311      $1,225         $871        $670         $462
   Ratio of expenses to average net assets .................    1.75%       1.71%        1.74%       1.75%        1.61%(5)
   Ratio of expenses to average net assets prior
    to expense limitation ..................................    1.79%       1.81%        1.80%       1.81%        1.72%(5)
   Ratio of net investment income to average net assets ....    3.53%       3.63%        3.79%       3.82%        3.74%(5)
   Ratio of net investment income to average net assets
    prior to expense limitation ............................    3.49%       3.53%        3.73%       3.76%        3.63%(5)
   Portfolio turnover ......................................       4%         13%          14%         14%          21%

--------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

40 for tax-exempt income

FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                VOYAGEUR INVESTMENT TRUST
                                                                              TAX-FREE KANSAS FUND - CLASS A
                                                ------------------------------------------------------------------------------------
                                            SIX MONTHS  EIGHT MONTHS                               TWO MONTHS    YEAR      PERIOD
                                              ENDED       ENDED                 YEAR ENDED            ENDED      ENDED   11/30/92(3)
                                            2/28/99(1)  8/31/98(1)  12/31/97(2)  12/31/96  12/31/95  12/31/94  10/31/94  to 10/31/93
                                           (UNAUDITED)

Net asset value, beginning of period ......   $11.160    $11.060     $10.560     $10.730    $9.500    $9.630    $10.850   $10.000

Income from investment operations:
   Net investment income ..................     0.277      0.351       0.526       0.520     0.560     0.090      0.570     0.560
   Net realized and unrealized gain (loss)
    on investments ........................     0.030      0.100       0.506      (0.170)    1.220    (0.130)    (1.210)    0.850
                                              -------    -------     -------     -------   -------   -------    -------   -------
   Total from investment operations .......     0.307      0.451       1.032       0.350     1.780    (0.040)    (0.640)    1.410
                                              -------    -------     -------     -------   -------   -------    -------   -------
Less dividends and distributions:
   Dividends from net investment
    income ................................    (0.264)    (0.351)     (0.532)     (0.520)   (0.550)   (0.090)    (0.570)   (0.560)
   Distributions from net realized gain
    on investment transactions ............    (0.033)         -           -           -         -         -     (0.010)        -
                                              -------    -------     -------     -------   -------   -------    -------   -------
   Total dividends and distributions ......    (0.297)    (0.351)     (0.532)     (0.520)   (0.550)   (0.090)    (0.580)   (0.560)
                                              -------    -------     -------     -------   -------   -------    -------   -------
Net asset value, end of period ............   $11.170    $11.160     $11.060     $10.560   $10.730    $9.500     $9.630   $10.850
                                              =======    =======     =======     =======   =======   =======    =======   =======
Total return(4) ...........................     2.78%      4.14%      10.06%       3.43%    19.13%    (0.38%)    (6.10%)   14.49%

Ratios and supplemental data:
   Net assets, end of period
    (000 omitted) .........................   $12,794    $12,548     $10,663     $10,176   $10,677    $7,355      $6,469   $2,057
   Ratio of expenses to average
    net assets ............................     0.95%      0.89%       0.84%       0.83%     0.37%     0.01%(5)    0.06%        -
   Ratio of expenses to average
    net assets prior to
    expense limitation ....................     0.95%      0.99%       1.03%       1.21%     1.11%     1.25%(5)    1.25%    1.25%(5)
   Ratio of net investment income to
    average net assets ....................     4.99%      4.75%       4.92%       4.97%     5.32%     5.88%(5)    5.30%    5.26%(5)
   Ratio of net investment income to
    average net assets prior to
    expense limitation ....................     4.99%      4.65%       4.73%       4.59%     4.58%     4.64%(5)    4.11%    4.01%(5)
   Portfolio turnover .....................       30%        40%         30%         56%       19%        0%        38%     28%

------------
(1) Ratios have been annualized and total return has not been annualized.

(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(3) Commencement of operations.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(5) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 41

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              VOYAGEUR INVESTMENT TRUST
                                                                            TAX-FREE KANSAS FUND - CLASS B
                                                            -------------------------------------------------------------
                                                             Six Months  Eight Months                            Period
                                                                Ended       Ended           Year Ended          4/8/95(3)
                                                              2/28/99(1)  8/31/98(1)  12/31/97(2)  12/31/96   to 12/31/95
                                                             (Unaudited)
Net asset value, beginning of period ..................       $11.180     $11.080      $10.570     $10.740      $10.190

Income from investment operations:
   Net investment income ..............................         0.235       0.296        0.440       0.450        0.340
   Net realized and unrealized gain (loss)
    on investments ....................................         0.020       0.099        0.516      (0.170)       0.540
                                                              -------     -------       ------      ------       ------
Total from investment operations ......................         0.255       0.395        0.956       0.280        0.880
                                                              -------     -------       ------      ------       ------
Less dividends and distributions:
   Dividends from net investment income ...............        (0.222)     (0.295)      (0.446)     (0.450)      (0.330)
   Distributions from net realized gain on investment
    transactions ......................................        (0.033)          -            -           -            -
                                                              -------     -------       ------      ------       ------
   Total dividends and distributions ..................        (0.255)     (0.295)      (0.446)     (0.450)      (0.330)
                                                              -------     -------       ------      ------       ------
Net asset value, end of period ........................       $11.180     $11.180      $11.080     $10.570      $10.740
                                                              =======     =======      =======     =======      =======
Total return(4) .......................................         2.31%       3.62%        9.28%       2.69%        8.76%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............        $4,533      $3,694       $3,452      $2,402         $677
   Ratio of expenses to average net assets ............         1.70%       1.64%        1.61%       1.61%        0.94%(5)
   Ratio of expenses to average net assets prior to
    expense limitation ................................         1.70%       1.74%        1.80%       2.00%        1.68%(5)
   Ratio of net investment income to average
    net assets ........................................         4.24%       4.00%        4.15%       4.16%        4.63%(5)
   Ratio of net investment income to average net
    assets prior to expense limitation ................         4.24%       3.90%        3.96%       3.77%        3.89%(5)
   Portfolio turnover .................................           30%         40%          30%         56%          19%




                                                                                 VOYAGEUR INVESTMENT TRUST
                                                                              TAX-FREE KANSAS FUND - CLASS C
                                                            ------------------------------------------------------------------------
                                                            SIX MONTHS  EIGHT MONTHS                            PERIOD
                                                               ENDED      ENDED            YEAR ENDED         4/12/95(3)
                                                             2/28/99(1) 8/31/98(1)   12/31/97(2)   12/31/96 to 12/31/95
                                                            (UNAUDITED)

Net asset value, beginning of period ..................       $11.160     $11.050      $10.550     $10.720      $10.200

Income from investment operations:
   Net investment income ..............................         0.236       0.296        0.439       0.430        0.320
   Net realized and unrealized gain (loss) on
    investments .......................................         0.020       0.110        0.504      (0.170)       0.510
                                                              -------     -------       ------      ------       ------
Total from investment operations ......................         0.256       0.406        0.943       0.260        0.830
                                                              -------     -------       ------      ------       ------
Less dividends and distributions:
   Dividends from net investment income ...............        (0.223)     (0.296)      (0.443)     (0.430)      (0.310)
   Distributions from net realized gain on investment
    transactions ......................................        (0.033)          -            -           -            -
                                                              -------     -------       ------      ------       ------
   Total dividends and distributions ..................        (0.256)     (0.296)      (0.443)     (0.430)      (0.310)
                                                              -------     -------       ------      ------       ------
Net asset value, end of period ........................       $11.160     $11.160      $11.050     $10.550      $10.720
                                                              =======     =======      =======     =======      =======
Total return(4) .......................................         2.31%       3.72%        9.17%       2.52%        8.29%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............          $117        $127         $108         $90          $40
   Ratio of expenses to average net assets ............         1.70%       1.64%        1.64%       1.77%        1.27%(5)
   Ratio of expenses to average net assets prior to
    expense limitation ................................         1.70%       1.74%        1.83%       2.00%        1.79%(5)
   Ratio of net investment income to average
    net assets ........................................         4.24%       4.00%        4.12%       4.02%        4.21%(5)
   Ratio of net investment income to average net
    assets prior to expense limitation ................         4.24%       3.90%        3.93%       3.79%        3.69%(5)
   Portfolio turnover .................................           30%         40%          30%         56%          19%
---------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

42 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              VOYAGEUR INVESTMENT TRUST
                                                                      TAX-FREE MISSOURI INSURED FUND - CLASS A
                                            ----------------------------------------------------------------------------------------
                                           Six months  Eight Months                                Two Months    Year      Period
                                             ended       Ended                Year Ended             Ended      ended     11/2/92(3)
                                           2/28/99(1)  8/31/98(1) 12/31/97(2)  12/31/96   12/31/95  12/31/94   10/31/94  to 10/31/93
                                          (Unaudited)

Net asset value, beginning of period ......   $10.870    $10.810     $10.370     $10.540    $9.270    $9.370    $10.820   $10.000

Income from investment operations:
   Net investment income ..................     0.252      0.333       0.504       0.520     0.520     0.100      0.550     0.550
   Net realized and unrealized gain (loss)
    on investments ........................         -      0.060       0.446      (0.180)    1.290    (0.110)    (1.430)    0.890
                                              -------    -------     -------     -------   -------   -------    -------   -------
   Total from investment operations .......     0.252      0.393       0.950       0.340     1.810    (0.010)    (0.880)    1.440
                                              -------    -------     -------     -------   -------   -------    -------   -------
Less dividends and distributions:
   Dividends from net investment
    income ................................    (0.252)    (0.333)     (0.510)     (0.510)   (0.540)   (0.090)    (0.540)   (0.550)
   Distributions from net realized gain on
    investment transactions ...............         -          -           -           -         -         -     (0.030)   (0.070)
                                              -------    -------     -------     -------   -------   -------    -------   -------
   Total dividends and distributions ......    (0.252)    (0.333)     (0.510)     (0.510)   (0.540)   (0.090)    (0.570)   (0.620)
                                              -------    -------     -------     -------   -------   -------    -------   -------
Net asset value, end of period ............   $10.870    $10.870     $10.810     $10.370   $10.540    $9.270     $9.370   $10.820
                                              =======    =======     =======     =======   =======   =======    =======   =======
Total return(4) ...........................     2.29%      3.70%       9.43%       3.41%    19.96%    (0.07%)    (8.28%)   14.74%

Ratios and supplemental data:
   Net assets, end of period
    (000 omitted) .........................   $44,927    $46,939     $48,565     $49,301   $50,211   $37,790    $37,384   $30,270
   Ratio of expenses to average
    net assets ............................     0.95%      0.92%       0.91%       0.71%     0.50%     0.11%(5)   0.15%         -
   Ratio of expenses to average net assets
    prior to expense limitation ...........     1.04%      1.02%       0.93%       1.03%     1.07%     1.12%(5)   1.13%     1.25%(5)
   Ratio of net investment income to
    average net assets ....................     4.60%      4.64%       4.81%       5.05%     5.25%     6.00%(5)   5.39%     4.82%(5)
   Ratio of net investment income to
    average net assets prior to
    expense limitation ....................     4.51%      4.54%       4.79%       4.73%     4.68%     4.99%(5)   4.41%     3.57%(5)
   Portfolio turnover .....................        4%        18%         12%         28%       31%        8%        32%       76%

------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 43

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              VOYAGEUR INVESTMENT TRUST
                                                                      TAX-FREE MISSOURI INSURED FUND - CLASS B
                                                     ------------------------------------------------------------------------------
                                             SIX MONTHS   EIGHT MONTHS                                       TWO MONTHS   PERIOD
                                               ENDED         ENDED                   YEAR ENDED                ENDED    3/12/94(3)
                                             2/28/99(1)   8/31/98(1)   12/31/97(2)    12/31/96    12/31/95    12/31/94 TO 10/31/94
                                            (UNAUDITED)
                                                                                                                         C>


Net asset value, beginning of period ......   $10.870      $10.810     $10.370       $10.540      $9.270      $9.370      $10.300

Income from investment operations:
   Net investment income ..................     0.212        0.279       0.425         0.460       0.480       0.080        0.330
   Net realized and unrealized gain (loss)
    on investments ........................    (0.001)       0.060       0.451        (0.180)      1.280      (0.100)      (0.940)
                                              -------      -------     -------       -------     -------     -------      -------
   Total from investment operations .......     0.211        0.339       0.876         0.280       1.760      (0.020)      (0.610)
                                              -------      -------     -------       -------     -------     -------      -------
Less dividends:
   Dividends from net investment income ...    (0.211)      (0.279)     (0.436)       (0.450)     (0.490)     (0.080)      (0.320)
                                              -------      -------     -------       -------     -------     -------      -------
   Total dividends ........................    (0.211)      (0.279)     (0.436)       (0.450)     (0.490)     (0.080)      (0.320)
                                              -------      -------     -------       -------     -------     -------      -------
Net asset value, end of period ............   $10.870      $10.870     $10.810       $10.370     $10.540      $9.270       $9.370
                                              =======      =======     =======       =======     =======     =======      =======
Total return(4) ...........................     1.91%        3.19%       8.66%         2.93%      19.18%      (0.14%)      (6.16%)

Ratios and supplemental data:
   Net assets, end of period
    (000 omitted)..........................   $11,160      $11,317     $11,507       $10,432      $6,195      $2,742       $1,701
   Ratio of expenses to average
    net assets ............................     1.70%        1.67%       1.61%         1.29%       0.97%       0.60%(5)     0.49%(5)
   Ratio of expenses to average net
    assets prior to expense limitation ....     1.79%        1.77%       1.63%         1.78%       1.81%       1.84%(5)     1.83%(5)
   Ratio of net investment income to
    average net assets ....................     3.85%        3.89%       4.11%         4.46%       4.70%       5.32%(5)     4.89%(5)
   Ratio of net investment income to
    average net assets prior to expense
    limitation ............................     3.76%        3.79%       4.09%         3.97%       3.86%       4.08%(5)     3.55%(5)
   Portfolio turnover .....................        4%          18%         12%           28%         31%          8%          32%
--------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

44 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  VOYAGEUR INVESTMENT TRUST
                                                                          TAX-FREE MISSOURI INSURED FUND - CLASS C
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS     EIGHT MONTHS                                 PERIOD
                                                             ENDED           ENDED              YEAR ENDED           11/11/95(3)
                                                            2/28/99(1)     8/31/98(1)    12/31/97(2)   12/31/96      TO 12/31/95
                                                           (UNAUDITED)

Net asset value, beginning of period ................       $10.880         $10.810       $10.370      $10.540        $10.360

Income from investment operations:
   Net investment income ............................         0.213           0.279         0.405        0.430          0.060
   Net realized and unrealized gain (loss)
    on investments ..................................        (0.012)          0.070         0.455       (0.180)         0.170
                                                            -------         -------       -------      -------        -------
Total from investment operations ....................         0.201           0.349         0.860        0.250          0.230
                                                            -------         -------       -------      -------        -------
Less dividends:
   Dividends from net investment income .............        (0.211)         (0.279)       (0.420)      (0.420)        (0.050)
                                                            -------         -------       -------      -------        -------
   Total dividends ..................................        (0.211)         (0.279)       (0.420)      (0.420)        (0.050)
                                                            -------         -------       -------      -------        -------
Net asset value, end of period ......................       $10.870         $10.880       $10.810      $10.370        $10.540
                                                            =======         =======       =======      =======        =======
Total return(4) .....................................         1.82%           3.28%         8.49%        2.48%          2.24%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)...........          $230            $112          $225         $152            $20
   Ratio of expenses to average net assets ..........         1.70%           1.67%         1.74%        1.62%          1.22%(5)
   Ratio of expenses to average net assets
    prior to expense limitation .....................         1.79%           1.77%         1.76%        1.78%          1.55%(5)
   Ratio of net investment income to average
    net assets ......................................         3.85%           3.89%         3.98%        4.10%          4.09%(5)
   Ratio of net investment income to average net
    assets prior to expense limitation ..............         3.76%           3.79%         3.96%        3.94%          3.76%(5)
   Portfolio turnover ...............................            4%             18%           12%          28%            31%

--------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
for tax-exempt income 45

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 VOYAGEUR MUTUAL
                                                                   FUNDS, INC.
                                                                    TAX-FREE
                                                               NORTH DAKOTA FUND -
                                                                    CLASS A
                                                             --------------------------
                                                             SIX MONTHS   EIGHT MONTHS
                                                                 ENDED      ENDED
                                                             (UNAUDITED)
                                                              2/28/99(1)  8/31/98(1)

Net asset value, beginning of period ....................     $11.440       $11.320

Income from investment operations:
   Net investment income ................................       0.266         0.364
   Net realized and unrealized gain (loss)
     on investments .....................................      (0.038)        0.120
                                                              -------        ------
   Total from investment operations .....................       0.228         0.484
                                                              -------        ------

Less dividends and distributions:
   Dividends from net investment income .................      (0.266)       (0.364)
   Distributions from net realized gain
     on investment transactions .........................      (0.042)        -
   Distributions in excess of net realized gains ........       -             -
                                                              -------        ------
   Total dividends and distributions ....................      (0.308)       (0.364)
                                                              -------        ------

Net asset value, end of period ..........................     $11.360       $11.440
                                                              =======       =======

Total return(3) .........................................       2.02%         4.35%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............     $29,871       $30,496
   Ratio of expenses to average net assets ..............       1.00%         1.00%
   Ratio of expenses to average net
     assets prior to expense limitation .................       1.04%         1.15%
   Ratio of net investment income
     to average net assets ..............................       4.70%         4.82%
   Ratio of net investment income to average
     net assets prior to expense limitation .............       4.66%         4.67%
   Portfolio turnover ...................................         35%           23%

(RESTUBBED TABLE)

                                                                              VOYAGEUR MUTUAL FUNDS, INC.
                                                                         TAX-FREE NORTH DAKOTA FUND - CLASS A
                                                            ---------------------------------------------------------------

                                                                                        YEAR ENDED
                                                              12/31/97(2)      12/31/96    12/31/95     12/31/94    12/31/93
                                                                               (UNAUDITED)
Net asset value, beginning of period ....................       $10.880       $11.000       $9.850     $11.070      $10.590

Income from investment operations:
   Net investment income ................................         0.546         0.540        0.540       0.560        0.580
   Net realized and unrealized gain (loss)
     on investments .....................................         0.451        (0.130)       1.180      (1.150)       0.580
                                                                -------       -------       ------     -------      -------
   Total from investment operations .....................         0.997         0.410        1.720      (0.590)       1.160
                                                                -------       -------       ------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .................        (0.557)       (0.530)      (0.570)     (0.530)      (0.580)
   Distributions from net realized gain
     on investment transactions .........................         -             -            -          (0.080)      (0.100)
   Distributions in excess of net realized gains                  -             -            -          (0.020)       -
                                                                -------       -------       ------     -------      -------
   Total dividends and distributions ....................        (0.557)       (0.530)      (0.570)     (0.630)      (0.680)
                                                                -------       -------       ------     -------      -------
Net asset value, end of period ..........................       $11.320       $10.880      $11.000      $9.850      $11.070
                                                                =======       =======      =======     =======      =======

Total return(3) .........................................         9.43%         3.89%       17.81%      (5.47%)      11.20%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............       $30,965       $33,713      $36,096     $33,829      $34,880
   Ratio of expenses to average net assets ..............         1.00%         0.88%        0.81%       0.46%        0.59%
   Ratio of expenses to average net
     assets prior to expense limitation .................         1.04%         1.08%        1.05%       1.14%        1.25%
   Ratio of net investment income
     to average net assets ..............................         4.97%         5.01%        5.07%       5.36%        5.11%
   Ratio of net investment income to average
     net assets prior to expense limitation .............         4.93%         4.81%        4.83%       4.68%        4.45%
   Portfolio turnover ...................................           41%           58%          45%         33%          27%

------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

46 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:
--------------------------------------------------------------------------------


                                                                          Voyageur Tax-Free
                                                                             FUNDS, INC.
                                                                           TAX-FREE NORTH
                                                                        DAKOTA FUND - CLASS B
                                                                    ----------------------------
                                                                     SIX MONTHS     EIGHT MONTHS
                                                                       ENDED          ENDED
                                                                     2/28/99(1)     8/31/98(1)
                                                                     (UNAUDITED)
Net asset value, beginning of period ................................ $11.440        $11.320

Income from investment operations:
   Net investment income ............................................   0.223          0.308
   Net realized and unrealized gain (loss) on investments ...........  (0.037)         0.119
                                                                      -------        -------
   Total from investment operations .................................   0.186          0.427
                                                                      -------        -------

Less dividends and distributions:
   Dividends from net investment income .............................  (0.224)        (0.307)
   Distributions from net realized gain on investment transactions ..  (0.042)             -
   Distributions in excess of net realized gains ....................       -              -
                                                                      -------        -------
   Total dividends and distributions ................................  (0.266)        (0.307)
                                                                      -------        -------

Net asset value, end of period ...................................... $11.360        $11.440
                                                                      =======        =======

Total return(4) .....................................................   1.64%          3.83%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................  $1,038           $980
   Ratio of expenses to average net assets ..........................   1.75%          1.75%
   Ratio of expenses to average net assets prior
     to expense limitation ..........................................   1.79%          1.90%
   Ratio of net investment income to average net assets .............   3.95%          4.07%
   Ratio of net investment income to average net assets prior
     to expense limitation ..........................................   3.91%          3.92%
   Portfolio turnover ...............................................     35%            23%

(RESTUBBED TABLE)



                                                                              VOYAGEUR TAX-FREE FUNDS, INC.
                                                                          TAX-FREE NORTH DAKOTA FUND - CLASS B
                                                                      ----------------------------------------------
                                                                                                         PERIOD FROM
                                                                                  YEAR ENDED             5/10/94(3)
                                                                      12/31/97(2)  12/31/96    12/31/95  to 12/31/94
Net asset value, beginning of period ................................  $10.880     $11.000       $9.850     $10.310

Income from investment operations:
   Net investment income ............................................    0.484       0.490        0.480       0.300
   Net realized and unrealized gain (loss) on investments ...........    0.451      (0.130)       1.180      (0.390)
                                                                       -------     -------      -------     -------
   Total from investment operations .................................    0.935       0.360        1.660      (0.090)
                                                                       -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income .............................   (0.495)     (0.480)      (0.510)     (0.270)
   Distributions from net realized gain on investment transactions ..        -           -            -      (0.080)
   Distributions in excess of net realized gains ....................        -           -            -      (0.020)
                                                                       -------     -------      -------     -------
   Total dividends and distributions ................................   (0.495)     (0.480)      (0.510)     (0.370)
                                                                       -------     -------      -------     -------

Net asset value, end of period ......................................  $11.320     $10.880      $11.000      $9.850
                                                                       =======     =======      =======     =======

Total return(4) .....................................................    8.82%       3.39%       17.24%      (0.77%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................     $889        $700         $375        $144
   Ratio of expenses to average net assets ..........................    1.55%       1.36%        1.29%       0.99%(5)
   Ratio of expenses to average net assets prior
     to expense limitation ..........................................    1.59%       1.83%        1.79%       1.89%(5)
   Ratio of net investment income to average net assets .............    4.42%       4.52%        4.56%       4.97%(5)
   Ratio of net investment income to average net assets prior
     to expense limitation ..........................................    4.38%       4.05%        4.06%       4.07%(5)
   Portfolio turnover ...............................................      41%         58%          45%         33%

------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value And does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
for tax-exempt income 47

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 VOYAGEUR TAX-FREE FUNDS, INC.
                                                                               TAX-FREE NORTH DAKOTA FUND - CLASS C
                                                            ------------------------------------------------------------------------
                                                             SIX MONTHS    EIGHT MONTHS                                  PERIOD
                                                               ENDED          ENDED              YEAR ENDED              7/29/95(3)
                                                             2/28/99(1)    8/31/98(1)       12/31/973    12/31/96       TO 12/31/95
                                                             (UNAUDITED)
Net asset value, beginning of period ......................   $11.430         $11.320        $10.870       $11.000        $10.510

Income from investment operations:
   Net investment income ..................................     0.221           0.307          0.441         0.440          0.170
   Net realized and unrealized gain (loss) on investments .    (0.035)          0.110          0.468        (0.140)         0.500
                                                              -------         -------        -------       -------        -------
   Total from investment operations .......................     0.186           0.417          0.909         0.300          0.670
                                                              -------         -------        -------       -------        -------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.224)         (0.307)        (0.459)       (0.430)        (0.180)
   Distributions from net realized gain
     on investment transactions ...........................    (0.042)          -              -             -              -
                                                              -------         -------        -------       -------        -------
   Total dividends and distributions                           (0.266)         (0.307)        (0.459)       (0.430)        (0.180)
                                                              -------         -------        -------       -------        -------

Net asset value, end of period ............................   $11.350         $11.430        $11.320       $10.870        $11.000
                                                              =======         =======        =======       =======        =======

Total return(4) ...........................................     1.64%           3.74%          8.57%         2.81%          6.47%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................       $34             $30            $41           $40            $20
   Ratio of expenses to average net assets ................     1.75%           1.75%          1.87%         1.75%          1.73%(5)
   Ratio of expenses to average net assets
     prior to expense limitation ..........................     1.79%           1.90%          1.91%         1.75%          1.73%(5)
   Ratio of net investment income to average net assets ...     3.95%           4.07%          4.10%         4.06%          4.00%(5)
   Ratio of net investment income to average net assets ...
     prior to expense limitation                                3.91%           3.92%          4.06%         4.06%          4.00%(5)
   Portfolio turnover .....................................       35%             23%            41%           58%            45%

 ------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

48 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               VOYAGEUR INVESTMENT TRUST
                                                             TAX-FREE OREGON INSURED FUND
                                                                      - CLASS A
                                                            ----------------------------
                                                             SIX MONTHS     EIGHT MONTHS
                                                               ENDED           ENDED
                                                             2/28/99(1)      8/31/98(1)
                                                             (UNAUDITED)
Net asset value, beginning of period ....................     $10.430          $10.310

Income from investment operations:
   Net investment income ................................       0.228            0.320
   Net realized and unrealized gain
     (loss) on investments ..............................           -            0.120
                                                              -------          -------
   Total from investment operations .....................       0.228            0.440
                                                              -------          -------

Less dividends:
   Dividends from net
     investment income ..................................      (0.228)          (0.320)
                                                              -------          -------
   Total dividends ......................................      (0.228)          (0.320)
                                                              -------          -------

Net asset value, end of period ..........................     $10.430          $10.430
                                                              =======          =======

Total return(4) .........................................       2.19%            4.33%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ......................................     $28,640          $24,336
   Ratio of expenses to average
     net assets .........................................       0.76%            0.71%
   Ratio of expenses to average
     net assets  prior to
     expense limitation .................................       1.03%            1.03%
   Ratio of net investment income
     to average net assets ..............................       4.37%            4.64%
   Ratio of net investment income
     to average net assets prior
     to expense limitation ..............................       4.10%            4.32%
   Portfolio turnover ...................................         21%               5%

                                                                                     VOYAGEUR INVESTMENT TRUST
                                                                             TAX-FREE OREGON INSURED FUND - CLASS A
                                                           -------------------------------------------------------------------------
                                                                                                 TWO MONTHS    YEAR     PERIOD FROM
                                                                       YEAR ENDED                 ENDED      ENDED       8/1/93(3)
                                                           12/31/97(2)  12/31/96    12/31/95    12/31/94    10/31/94   TO 10/31/9(3)

Net asset value, beginning of period ....................   $9.870     $10.050       $8.920      $9.000      $10.240     $10.000

Income from investment operations:
   Net investment income ................................    0.481       0.480        0.490       0.090        0.500       0.130
   Net realized and unrealized gain
     (loss) on investments ..............................    0.444      (0.180)       1.140      (0.090)      (1.240)      0.240
                                                           -------     -------      -------     -------      -------     -------
    Total from investment operations .....................   0.925       0.300        1.630       0.000       (0.740)      0.370
                                                           -------     -------      -------     -------      -------     -------

Less dividends:
   Dividends from net
     investment income ..................................   (0.485)     (0.480)      (0.500)     (0.080)      (0.500)     (0.130)
                                                           -------     -------      -------     -------      -------     -------
   Total dividends ......................................   (0.485)     (0.480)      (0.500)     (0.080)      (0.500)     (0.130)
                                                           -------     -------      -------     -------      -------     -------

Net asset value, end of period ..........................  $10.310      $9.870      $10.050      $8.920       $9.000     $10.240
                                                           =======     =======      =======     =======      =======     =======

Total return(4) .........................................    9.66%       3.15%       18.71%       0.06%       (7.35%)      3.64%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ......................................  $22,071     $20,913      $21,590     $14,650      $14,086      $4,609
   Ratio of expenses to average
     net assets .........................................    0.71%       0.71%        0.54%       0.05%(5)      0.03%       -
   Ratio of expenses to average
     net assets  prior to
     expense limitation .................................    0.94%       1.07%        1.11%       1.25%(5)      1.25%       1.25%(5)
   Ratio of net investment income
     to average net assets ..............................    4.83%       4.92%        5.12%       5.79%(5)      5.17%       4.61%(5)
   Ratio of net investment income
     to average net assets prior
     to expense limitation ..............................    4.60%       4.56%        4.55%       4.59%(5)      3.95%       3.36%(5)
   Portfolio turnover ...................................       5%         40%          41%          5%           49%         11%

------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
for tax-exempt income 49

Selected data for each share of the Fund outstanding throughout each period were as follows:
--------------------------------------------------------------------------------

                                                               VOYAGEUR INVESTMENT TRUST
                                                             TAX-FREE OREGON INSURED FUND
                                                                     - CLASS B
                                                             ----------------------------
                                                              SIX MONTHS     EIGHT MONTHS
                                                                ENDED           ENDED
                                                              2/28/99(1)      8/31/98(1)
                                                             (UNAUDITED)
Net asset value, beginning of period .......................  $10.430          $10.310

Income from investment operations:
   Net investment income ...................................    0.189            0.268
   Net realized and unrealized gain
     (loss) on investments .................................    -                0.120
                                                              -------          -------
   Total from investment operations ........................    0.189            0.388
                                                              -------          -------

Less dividends:
   Dividends from net investment income ....................   (0.189)          (0.268)
                                                              -------          -------
   Total dividends .........................................   (0.189)          (0.268)
                                                              -------          -------

Net asset value, end of period .............................  $10.430          $10.430
                                                              =======          =======

Total return(4) ............................................    1.82%            3.82%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $7,334           $6,011
   Ratio of expenses to average net assets .................    1.51%            1.46%
   Ratio of expenses to average net assets
     prior to expense limitation ...........................    1.78%            1.78%
   Ratio of net investment income
     to average net assets .................................    3.62%            3.89%
   Ratio of net investment income to average net assets
     prior to expense limitation ...........................    3.35%            3.57%
   Portfolio turnover ......................................      21%               5%

(RESTUBBED TABLE)


                                                                                    VOYAGEUR INVESTMENT TRUST
                                                                             TAX-FREE OREGON INSURED FUND - CLASS B
                                                              --------------------------------------------------------------
                                                                                                    TWO MONTHS   PERIOD FROM
                                                                           YEAR ENDED                  ENDED       3/12/94(3)
                                                              12/31/97(2)   12/31/96     12/31/95     12/31/94    TO 10/31/94

Net asset value, beginning of period .......................   $9.870       $10.050       $8.920      $9.000         $9.850

Income from investment operations:
   Net investment income ...................................    0.422         0.430        0.440       0.080          0.270
   Net realized and unrealized gain
     (loss) on investments .................................    0.434        (0.180)       1.140      (0.090)        (0.850)
                                                              -------       -------      -------     -------        -------
   Total from investment operations ........................    0.856         0.250        1.580      (0.010)        (0.580)
                                                              -------       -------      -------     -------        -------

Less dividends:
   Dividends from net investment income ....................   (0.416)       (0.430)      (0.450)     (0.070)        (0.270)
                                                              -------       -------      -------     -------        -------
   Total dividends .........................................   (0.416)       (0.430)      (0.450)     (0.070)        (0.270)
                                                              -------       -------      -------     -------        -------

Net asset value, end of period .............................  $10.310        $9.870      $10.050      $8.920         $9.000
                                                              =======       =======      =======     =======        =======

Total return(4) ............................................    8.90%         2.61%       18.10%       0.03%         (5.95%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $6,461        $4,758       $2,786      $1,303         $1,146
   Ratio of expenses to average net assets .................    1.39%         1.25%        1.04%       0.60%(5)       0.75%(5)
   Ratio of expenses to average net assets
     prior to expense limitation ...........................    1.62%         1.83%        1.86%       2.00%(5)       2.00%(5)
   Ratio of net investment income
     to average net assets .................................    4.15%         4.37%        4.57%       5.19%(5)       4.43%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation ...........................    3.92%         3.79%        3.75%       3.79%(5)       3.18%(5)
   Portfolio turnover ......................................       5%           40%          41%          5%            49%

-----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

50 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  VOYAGEUR INVESTMENT TRUST
                                                                          TAX-FREE OREGON INSURED FUND - CLASS C
                                                              ---------------------------------------------------------------
                                                               SIX MONTHS   EIGHT MONTHS                             PERIOD
                                                                 ENDED         ENDED           YEAR ENDED           7/7/95(3)
                                                               2/28/99(1)    8/31/98(1)  12/31/97(2)  12/31/96    TO 12/31/95
                                                              (UNAUDITED)
Net asset value, beginning of period ........................   $10.440       $10.320       $9.880     $10.050       $9.630

Income from investment operations:
   Net investment income ....................................     0.189         0.268        0.411       0.400        0.190
   Net realized and unrealized gain (loss) on investments ...         -         0.120        0.431      (0.170)       0.410
                                                                -------       -------      -------     -------      -------
   Total from investment operations .........................     0.189         0.388        0.842       0.230        0.600
                                                                -------       -------      -------     -------      -------

Less dividends:
   Dividends from net investment income .....................    (0.189)       (0.268)      (0.402)     (0.400)      (0.180)
                                                                -------       -------      -------     -------      -------
   Total dividends ..........................................    (0.189)       (0.268)      (0.402)     (0.400)      (0.180)
                                                                -------       -------      -------     -------      -------

Net asset value, end of period ..............................   $10.440       $10.440      $10.320      $9.880      $10.050
                                                                =======       =======      =======     =======      =======

Total return(4) .............................................     1.81%         3.81%        8.75%       2.38%        6.35%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................    $1,487          $999         $532        $360         $250
   Ratio of expenses to average net assets ..................     1.51%         1.46%        1.51%       1.55%        1.39%(5)
   Ratio of expenses to average net assets
     prior to expense limitation ............................     1.78%         1.78%        1.74%       1.82%        1.74%(5)
   Ratio of net investment income to average net assets .....     3.62%         3.89%        4.03%       4.03%        4.00%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation ............................     3.35%         3.57%        3.80%       3.76%        3.65%(5)
   Portfolio turnover .......................................       21%            5%           5%         40%          41%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 51

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                          VOYAGEUR INVESTMENT TRUST
                                                                                  TAX-FREE WASHINGTON INSURED FUND - CLASS A
                                                            ------------------------------------------------------------------
                                                            SIX MONTHS   EIGHT MONTHS
                                                               ENDED         ENDED                 YEAR ENDED
                                                             2/28/99(1)    8/31/98(1)  12/31/97(2)  12/31/96      12/31/95
                                                            (UNAUDITED)
Net asset value, beginning of period ....................     $10.900       $10.770      $10.300     $10.440       $9.210

Income from investment operations:
   Net investment income ................................       0.264         0.355        0.541       0.540        0.590
   Net realized and unrealized gain (loss)
     on investments .....................................      (0.039)        0.131        0.481      (0.140)       1.210
                                                              -------       -------      -------     -------      -------
   Total from investment operations .....................       0.225         0.486        1.022       0.400        1.800
                                                              -------       -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .................      (0.265)       (0.356)      (0.552)     (0.540)      (0.570)
   Distributions from net realized gain on
     investment transactions ............................           -             -            -           -            -
                                                              -------       -------      -------     -------      -------
   Total dividends and distributions ....................      (0.265)       (0.356)      (0.552)     (0.540)      (0.570)
                                                              -------       -------      -------     -------      -------

Net asset value, end of period ..........................     $10.860       $10.900      $10.770     $10.300      $10.440
                                                              =======       =======      =======     =======      =======

Total return(4) .........................................       2.07%         4.59%       10.23%       3.98%       19.94%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ......................................      $2,519        $2,325       $2,372      $2,382       $2,099
   Ratio of expenses to average
     net assets .........................................       0.50%         0.50%        0.49%       0.44%        0.28%
   Ratio of expenses to average net assets
     prior to expense limitation ........................       1.33%         1.34%        1.38%       1.25%        1.25%
   Ratio of net investment income to average
     net assets .........................................       4.87%         4.94%        5.20%       5.29%        5.57%
   Ratio of net investment income to average
     net assets prior to
     expense limitation .................................       4.04%         4.10%        4.31%       4.48%        4.60%
   Portfolio turnover ...................................           -            1%          20%         33%          51%

                              [RESTUBED FOR ABOVE]

------------------------------------------------------------------------------------------------
                                                         TWO MONTHS     YEAR     PERIOD FROM
                                                            ENDED       ENDED      8/1/93(3)
                                                          12/31/94    10/31/94    TO 10/31/93

Net asset value, beginning of period ....................  $9.370      $10.670     $10.000

Income from investment operations:
   Net investment income ................................   0.090        0.550       0.150
   Net realized and unrealized gain (loss)
     on investments .....................................  (0.160)      (1.260)      0.670
                                                          -------      -------     -------
   Total from investment operations .....................  (0.070)      (0.710)      0.820
                                                          -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income .................  (0.090)      (0.570)     (0.150)
   Distributions from net realized gain on
     investment transactions ............................       -       (0.020)          -
                                                          -------      -------     -------
   Total dividends and distributions ....................  (0.090)      (0.590)     (0.150)
                                                          -------      -------     -------

Net asset value, end of period ..........................  $9.210       $9.370     $10.670
                                                          =======      =======     =======

Total return(4) .........................................   (0.69%)     (6.85%)      8.05%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ......................................  $2,049       $2,118      $2,108
   Ratio of expenses to average
     net assets .........................................   0.10%(5)     0.14%           -
   Ratio of expenses to average net assets
     prior to expense limitation ........................   1.25%(5)     1.25%       1.25%(5)
   Ratio of net investment income to average
     net assets .........................................   6.18%(5)     5.44%       5.50%(5)
   Ratio of net investment income to average
     net assets prior to expense limitation .............   5.03%(5)     4.33%       4.25%(5)
   Portfolio turnover ...................................      -            -          45%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

52 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 VOYAGEUR INVESTMENT TRUST
                                                                         TAX-FREE WASHINGTON INSURED FUND - CLASS B
                                                              ---------------------------------------------------------------
                                                              SIX MONTHS   EIGHT MONTHS                             PERIOD
                                                                 ENDED        ENDED             YEAR ENDED        4/21/95(3)
                                                               2/28/99(1)   8/31/98(1)   12/31/97(2)    12/31/96  TO 12/31/95
                                                              (UNAUDITED)
Net asset value, beginning of period .......................    $10.920       $10.780      $10.310     $10.440      $10.180

Income from investment operations:
   Net investment income ...................................      0.224         0.301        0.471       0.470        0.090
   Net realized and unrealized gain (loss) on investments ..     (0.040)        0.141        0.470      (0.140)       0.250
                                                                -------       -------      -------     -------      -------
   Total from investment operations ........................      0.184         0.442        0.941       0.330        0.340
                                                                -------       -------      -------     -------      -------
Less dividends:
   Dividends from net investment income ....................     (0.224)       (0.302)      (0.471)     (0.460)      (0.080)
                                                                -------       -------      -------     -------      -------
   Total dividends .........................................     (0.224)       (0.302)      (0.471)     (0.460)      (0.080)
                                                                -------       -------      -------     -------      -------
Net asset value, end of period .............................    $10.880       $10.920      $10.780     $10.310      $10.440
                                                                =======       =======      =======     =======      =======
Total return(4).............................................      1.69%         4.16%        9.38%       3.32%        3.30%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................     $1,531        $1,304         $963        $516          $15
   Ratio of expenses to average net assets .................      1.25%         1.25%        1.24%       1.21%        1.04%(5)
   Ratio of expenses to average net assets prior to
     expense limitation ....................................      2.08%         2.09%        2.13%       2.00%        2.00%(5)
   Ratio of net investment income to average net assets ....      4.12%         4.19%        4.45%       4.47%        4.44%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation ...........................      3.29%         3.35%        3.56%       3.68%        3.48%(5)
   Portfolio turnover ......................................          -            1%          20%         33%          51%

                                                                                 VOYAGEUR INVESTMENT TRUST
                                                                         TAX-FREE WASHINGTON INSURED FUND - CLASS C
                                                              ---------------------------------------------------------------
                                                              SIX MONTHS   EIGHT MONTHS                             PERIOD
                                                                 ENDED        ENDED             YEAR ENDED        10/24/95(3)
                                                               2/28/99(1)   8/31/98(1)   12/31/97(2)    12/31/96  TO 12/31/95
                                                              (UNAUDITED)
Net asset value, beginning of period .......................    $10.910       $10.770      $10.300     $10.430       $9.940

Income from investment operations:
   Net investment income ...................................      0.224         0.302        0.465       0.450        0.310
   Net realized and unrealized gain (loss) on investments ..     (0.040)        0.140        0.469      (0.140)       0.480
                                                                -------       -------      -------     -------      -------
   Total from investment operations ........................      0.184         0.442        0.934       0.310        0.790
                                                                -------       -------      -------     -------      -------

Less dividends:
   Dividends from net investment income ....................     (0.224)       (0.302)      (0.464)     (0.460)      (0.300)
                                                                -------       -------      -------     -------      -------
   Total dividends .........................................     (0.224)       (0.302)      (0.464)     (0.440)      (0.300)
                                                                -------       -------      -------     -------      -------
Net asset value, end of period .............................    $10.870       $10.910      $10.770     $10.300      $10.430
                                                                =======       =======      =======     =======      =======
Total return(4) ............................................      1.69%         4.17%        9.31%       3.12%        8.13%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................       $264          $284          $69         $19          $19
   Ratio of expenses to average net assets .................      1.25%         1.25%        1.29%       1.37%        1.30%(5)
   Ratio of expenses to average net assets prior to
     expense limitation ....................................      2.08%         2.09%        2.18%       2.00%        2.00%(5)
   Ratio of net investment income to average net assets ....      4.12%         4.19%        4.40%       4.36%        4.45%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation ...........................      3.29%         3.35%        3.51%       3.73%        3.75%(5)
   Portfolio turnover ......................................          -            1%          20%         33%          51%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 53

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 VOYAGEUR MUTUAL FUNDS, INC.
                                                                            TAX-FREE WISCONSIN FUND - CLASS A
                                                             -------------------------------------------------------------
                                                             SIX MONTHS  EIGHT MONTHS
                                                               ENDED        ENDED                  YEAR ENDED
                                                              2/28/99(1)  8/31/98(1)  12/31/97(2)   12/31/96      12/31/95
                                                             (UNAUDITED)
Net asset value, beginning of period .......................  $10.080        $10.010       $9.640      $9.780       $8.740

Income from investment operations:
   Net investment income ...................................    0.229          0.304        0.466       0.460        0.480
   Net realized and unrealized gain (loss)
     on investments ........................................   (0.040)         0.070        0.383      (0.140)       1.040
                                                              -------        -------      -------     -------      -------
   Total from investment operations ........................    0.189          0.374        0.849       0.320        1.520
                                                              -------        -------      -------     -------      -------
Less dividends:
   Dividends from net investment income ....................   (0.229)        (0.304)      (0.479)     (0.460)      (0.480)
                                                              -------        -------      -------     -------      -------
   Total dividends .........................................   (0.229)        (0.304)      (0.479)     (0.460)      (0.480)
                                                              -------        -------      -------     -------      -------

Net asset value, end of period .............................  $10.040        $10.080      $10.010      $9.640       $9.780
                                                              =======        =======      =======     =======      =======

Total return(3) ............................................    1.82%          3.80%        9.07%       3.49%       17.74%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $36,084        $34,489      $30,879     $28,292      $26,449
   Ratio of expenses to average net assets .................    1.00%          1.00%        0.99%       0.98%        0.88%
   Ratio of expenses to average net assets prior to
     expense limitation ....................................    1.03%          1.04%        1.07%       1.09%        1.09%
   Ratio of net investment income to average
     net assets ............................................    4.46%          4.56%        4.76%       4.90%        5.05%
   Ratio of net investment income to average net assets
     prior to expense limitation ...........................    4.43%          4.52%        4.68%       4.79%        4.84%
   Portfolio turnover ......................................       8%            16%          30%         38%          12%

                                                            -----------------------
                                                             FOUR MONTHS      YEAR
                                                                ENDED        ENDED
                                                               12/31/94     8/31/94

Net asset value, beginning of period .......................    $9.280      $10.000

Income from investment operations:
   Net investment income ...................................     0.160        0.490
   Net realized and unrealized gain (loss)
     on investments ........................................    (0.550)      (0.720)
                                                               -------      -------
   Total from investment operations ........................    (0.390)      (0.230)
                                                               -------      -------
Less dividends:
   Dividends from net investment income ....................    (0.150)      (0.490)
                                                               -------      -------
   Total dividends .........................................    (0.150)      (0.490)
                                                               -------      -------

Net asset value, end of period .............................    $8.740       $9.280
                                                               =======      =======

Total return(3) ............................................    (4.12%)      (2.40%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $20,167      $16,093
   Ratio of expenses to average net assets .................     0.08%(4)     0.04%
   Ratio of expenses to average net assets prior to
     expense limitation ....................................     1.25%(4)     1.25%
   Ratio of net investment income to average
     net assets ............................................     5.54%(4)     4.89%
   Ratio of net investment income to average net assets
     prior to expense limitation ...........................     4.37%(4)     3.68%
   Portfolio turnover ......................................       20%          86%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.

                             See accompanying notes

54 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 VOYAGEUR MUTUAL FUNDS, INC.
                                                                            TAX-FREE WISCONSIN FUND - CLASS B
                                                             -------------------------------------------------------------
                                                             SIX MONTHS EIGHT MONTHS                              PERIOD
                                                               ENDED        ENDED            YEAR ENDED         4/22/95(3)
                                                              2/28/99(1)  8/31/98(1)  12/31/97(2)   12/31/96   TO 12/31/95
                                                             (UNAUDITED)
Net asset value, beginning of period ......................    $10.070     $10.000       $9.630      $9.770       $9.390

Income from investment operations:
   Net investment income ..................................      0.189       0.255        0.395       0.410        0.280
   Net realized and unrealized gain (loss) on investments .     (0.041)      0.070        0.382      (0.140)       0.370
                                                               -------     -------      -------      ------       ------
   Total from investment operations .......................      0.148       0.325        0.777       0.270        0.650
                                                               -------     -------      -------      ------       ------

Less dividends:
   Dividends from net investment income ...................     (0.188)     (0.255)      (0.407)     (0.410)      (0.270)
                                                               -------     -------      -------      ------       ------
   Total dividends ........................................     (0.188)     (0.255)      (0.407)     (0.410)      (0.270)
                                                               -------     -------      -------      ------       ------

Net asset value, end of period ............................    $10.030     $10.070      $10.000      $9.630       $9.770
                                                               =======     =======      =======      ======       ======

Total return(4) ...........................................      1.45%       3.29%        8.27%       2.84%        7.08%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................     $3,007      $2,621       $1,931      $1,339         $725
   Ratio of expenses to average net assets ................      1.75%       1.75%        1.72%       1.66%        1.45%(5)
   Ratio of expenses to average net assets prior to
     expense limitation ...................................      1.78%       1.79%        1.80%       1.85%        1.70%(5)
   Ratio of net investment income to average net assets ...      3.71%       3.81%        4.03%       4.37%        4.31%(5)
   Ratio of net investment income to average net
     assets prior to expense limitation ...................      3.68%       3.77%        3.95%       4.18%        4.06%(5)
   Portfolio turnover .....................................         8%         16%          30%         38%          12%

                                                                                 VOYAGEUR MUTUAL FUNDS, INC.
                                                                            TAX-FREE WISCONSIN FUND - CLASS C
                                                             -------------------------------------------------------------
                                                             SIX MONTHS EIGHT MONTHS                              PERIOD
                                                               ENDED        ENDED            YEAR ENDED         3/28/95(3)
                                                              2/28/99(1)  8/31/98(1)  12/31/97(2)   12/31/96   TO 12/31/95
                                                             (UNAUDITED)
Net asset value, beginning of period ......................    $10.110     $10.030       $9.660      $9.790      $9.340

Income from investment operations:
   Net investment income ..................................      0.189       0.259        0.380       0.390       0.300
   Net realized and unrealized gain (loss) on investments .     (0.041)      0.075        0.390      (0.130)      0.440
                                                               -------     -------      -------      ------      ------
   Total from investment operations .......................      0.148       0.334        0.770       0.260       0.740
                                                               -------     -------      -------      ------      ------

Less dividends:
   Dividends from net investment income ...................     (0.188)     (0.254)      (0.400)     (0.390)     (0.290)
                                                               -------     -------      -------      ------      ------
   Total dividends ........................................     (0.188)     (0.254)      (0.400)     (0.390)     (0.290)
                                                               -------     -------      -------      ------      ------

Net asset value, end of period ............................    $10.070     $10.110      $10.030      $9.660      $9.790
                                                               =======     =======      =======      ======      ======

Total return(4) ...........................................      1.44%       3.38%        8.16%       2.74%       8.06%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................     $1,532      $1,283         $689        $555         $73
   Ratio of expenses to average net assets ................      1.75%       1.75%        1.81%       1.75%       1.77%(5)
   Ratio of expenses to average net assets prior to
      expense limitation ..................................      1.78%       1.79%        1.89%       1.83%       1.77%(5)
   Ratio of net investment income to average net assets ...      3.71%       3.81%        3.94%       4.12%       4.04%(5)
   Ratio of net investment income to average net assets
      prior to expense limitation .........................      3.68%       3.77%        3.86%       4.04%       4.04%(5)
   Portfolio turnover .....................................         8%         16%          30%         38%         12%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 55

Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Delaware-Voyageur Tax-Free Kansas Fund ("Tax-Free Kansas Fund"), Delaware-Voyageur Tax-Free Missouri Insured Fund ("Tax-Free Missouri Insured Fund"), Delaware-Voyageur Tax-Free Oregon Insured Fund ("Tax-Free Oregon
Insured Fund"), and Delaware-Voyageur Tax-Free Washington Insured Fund ("Tax-Free Washington Insured Fund"), series within the Voyageur Investment Trust, Delaware-Voyageur Tax-Free Idaho Fund ("Tax-Free Idaho Fund"), Delaware-Voyageur Tax-Free Iowa Fund ("Tax-Free Iowa Fund"), and Delaware-Voyageur Tax-Free Wisconsin Fund ("Tax-Free Wisconsin Fund"), series within the Voyageur Mutual Funds, Inc., and Delaware-Voyageur Tax-Free North Dakota Fund ("Tax-Free North Dakota Fund"), a series within the Voyageur Tax-Free Funds, Inc. (each referred to as a "Fund" or collectively as the "Funds") are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (as amended). The Funds offer three classes of shares. The A Class carries a front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

The Tax-Free Idaho Fund, Tax-Free Iowa Fund, Tax-Free North Dakota Fund, and Tax-Free Wisconsin Fund seek high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Tax-Free Missouri Insured Fund, Tax-Free Oregon Insured Fund and Tax-Free Washington Insured Fund seek high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds. The Tax-Free Kansas Fund seeks high current income free from both federal and state income taxes and local intangibles tax by investing in investment grade municipal bonds.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment advisor to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing and accounting and administrative agent for the Funds. DMC, DDLP and DSC assumed these services under substantially similar fee structures that were in effect prior to the acquisition.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay such dividends monthly. Capital gains, if any, are distributed annually.

3. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Fund pays DMC, the Investment Manager of each Fund, an annual fee which is calculated daily based on the net assets of each Fund.

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed the following percentages of average daily net assets through June 30, 1999.

56 for tax-exempt income

--------------------------------------------------------------------------------

3. Investment Management and Other Transactions with Affiliates (Continued) The nanagement fee and waiver rates are as follows:

                             TAX-FREE  TAX-FREE  TAX-FREE      TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                              IDAHO      IOWA     KANSAS   MISSOURI INSURED     NORTH      OREGON INSURED   WASHINGTON     WISCONSIN
                              FUND       FUND      FUND          FUND        DAKOTA FUND        FUND       INSURED FUND      FUND
                             --------  --------  --------  ----------------  -----------   --------------  ------------    ---------
Management fee as a
 percentage of average
 daily net assets
 (per annum).................  0.50%     0.50%     0.55%         0.50%          0.50%          0.50%            0.50%        0.50%
Operating expense limitation
 as a percentage of average
 daily net assets
 (per annum).................  0.75%     0.75%     0.75%         0.75%          0.75%          0.60%            0.25%        0.75%


The Funds have engaged DSC, an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services. Each Fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On February 28, 1999, the Funds had payables to affiliates as follows:

                             TAX-FREE  TAX-FREE  TAX-FREE      TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                              IDAHO      IOWA     KANSAS   MISSOURI INSURED     NORTH      OREGON INSURED   WASHINGTON     WISCONSIN
                              FUND       FUND      FUND          FUND        DAKOTA FUND        FUND       INSURED FUND      FUND
                             --------  --------  --------  ----------------  -----------   --------------  ------------    ---------
Investment Management fees
 payable to DMC..............     -    $32,934         -      $20,670         $16,063         $1,892              -         $24,209
Dividend disbursing, transfer
 agent fees, accounting
 services and other expenses
 payable to DSC.............. $4,613    $4,815    $1,916       $6,927          $3,024              -           $619          $3,475
Other expenses payable to
 DMC and affiliates.......... $2,316    $2,335      $248         $635          $1,272              -              -          $1,985


Pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                             TAX-FREE  TAX-FREE  TAX-FREE      TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                              IDAHO      IOWA     KANSAS   MISSOURI INSURED     NORTH      OREGON INSURED   WASHINGTON     WISCONSIN
                              FUND       FUND      FUND          FUND        DAKOTA FUND        FUND       INSURED FUND      FUND
                             --------  --------  --------  ----------------  -----------   --------------  ------------    ---------
Six months ended 2/28/99.... $116,200   $5,846    $4,729        $2,454         $8,460          $13,730        $4,981        $7,070


Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

4. Investments
During the six months ended February 28, 1999, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                            TAX-FREE   TAX-FREE    TAX-FREE      TAX-FREE        TAX-FREE      TAX-FREE       TAX-FREE     TAX-FREE
                             IDAHO       IOWA       KANSAS   MISSOURI INSURED     NORTH     OREGON INSURED   WASHINGTON    WISCONSIN
                             FUND        FUND        FUND          FUND        DAKOTA FUND       FUND       INSURED FUND     FUND
                            --------   --------    --------  ----------------  -----------  --------------  ------------   ---------
Purchases................. $6,543,682  $2,310,714  $2,659,614   $1,141,967      $5,567,637     $9,717,283      $927,685   $4,136,320
Sales..................... $2,052,055    $889,386  $2,505,353   $4,581,769      $5,810,731     $3,585,888        $5,000   $1,583,881


                                                        for tax-exempt income 57

--------------------------------------------------------------------------------

4. Investments (Continued)
At February 28, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:


                             TAX-FREE    TAX-FREE    TAX-FREE       TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE     TAX-FREE
                              IDAHO        IOWA       KANSAS    MISSOURI INSURED   NORTH     OREGON INSURED   WASHINGTON   WISCONSIN
                              FUND         FUND        FUND          FUND        DAKOTA FUND      FUND       INSURED FUND     FUND
                             --------    --------    --------   ---------------- ----------- --------------  ------------  ---------
Cost of Investments........$50,122,294 $42,094,756 $16,297,149    $51,036,252    $28,823,799    $36,916,107  $4,493,067  $38,252,231
Aggregate unrealized
 appreciation ............. $2,906,592  $2,962,332  $1,123,334     $4,445,340     $1,940,589     $2,588,285    $266,718   $2,205,360
Aggregate unrealized
 depreciation .............     $5,139     $15,660     $16,201              -        $12,813        $61,391      $4,438      $36,076
Net unrealized
 appreciation ............. $2,901,453  $2,946,672  $1,107,133     $4,445,340     $1,927,776     $2,526,894    $262,280   $2,169,284


For federal income tax purposes, the Funds' had accumulated capital losses at August 31, 1998 as follows:


                                                        TAX-FREE     TAX-FREE        TAX-FREE        TAX-FREE      TAX-FREE
                                                          IOWA       MISSOURI     OREGON INSURED    WASHINGTON     WISCONSIN
                                                          FUND     INSURED FUND        FUND        INSURED FUND      FUND
                                                        ---------  ------------   ---------------  ------------   -----------
   Year of expiration 2002 ..........................    $974,083     $40,785        $223,778              -       $193,864
   Year of expiration 2003 ..........................    $368,235    $351,009        $158,365        $77,949       $229,647
   Year of expiration 2004 ..........................    $168,308    $525,264        $218,468         $2,791              -
   Year of expiration 2005 ..........................    $117,934           -               -              -              -
                                                       ----------    --------        --------        -------       --------
   Total ............................................  $1,628,560    $917,058        $600,611        $80,740       $423,511


5. Capital Stock
Transactions in capital stock shares were as follows:


                                                 VOYAGEUR MUTUAL FUNDS, INC.             VOYAGEUR MUTUAL FUNDS, INC.
                                                     TAX-FREE IDAHO FUND                     TAX-FREE IOWA FUND
                                         ---------------------------------------  ----------------------------------------
                                           SIX MONTHS   EIGHT MONTHS      YEAR      SIX MONTHS   EIGHT MONTHS       YEAR
                                             ENDED          ENDED        ENDED        ENDED          ENDED         ENDED
                                            2/28/99        8/31/98      12/31/97     2/28/99        8/31/98       12/31/97
                                          (UNAUDITED)                              (UNAUDITED)
Shares sold:
   A Class..............................    504,901       771,907       731,650     184,632        243,079        355,433
   B Class .............................    159,227        89,150       183,407      76,146        108,244        135,405
   C Class .............................     48,552        61,814        64,124      31,138         48,973         25,201

Shares issued upon reinvestment of
  dividends from net investment income
  and net realized gain on investment
  transactions:
  A Class...............................     53,944        67,203        87,352      52,555        70,558         124,468
  B Class...............................      8,470        10,490        14,064       5,075         5,695           6,562
  C Class...............................      2,480         2,676         3,083       1,354         1,415           1,110
                                            -------     ---------     ---------     -------       -------         -------
                                            777,574     1,003,240     1,083,680     350,900       477,964         648,179
Shares repurchased:
   A Class..............................   (175,634)     (343,954)     (406,050)   (195,582)     (251,562)       (833,421)
   B Class .............................    (41,497)      (49,387)      (54,443)    (15,133)      (18,336)        (23,960)
   C Class .............................    (10,046)      (14,047)      (44,185)    (23,458)      (16,486)         (9,438)
                                            -------     ---------     ---------     -------       -------         -------
                                           (227,177)     (407,388)     (504,678)   (234,173)     (286,384)       (866,819)
                                            -------     ---------     ---------     -------       -------         -------

Net increase (decrease).................    550,397       595,852       579,002     116,727       191,580        (218,640)
                                            =======     =========     =========     =======       =======         =======

58 for tax-exempt income

--------------------------------------------------------------------------------

5. Capital Stock (Continued)
Transactions in capital stock shares were as follows:


                                                 VOYAGEUR INVESTMENT TRUST               VOYAGEUR INVESTMENT TRUST
                                                   TAX-FREE KANSAS FUND                TAX-FREE MISSOURI INSURED FUND
                                         ---------------------------------------  ----------------------------------------
                                           SIX MONTHS   EIGHT MONTHS      YEAR      SIX MONTHS   EIGHT MONTHS       YEAR
                                             ENDED          ENDED        ENDED        ENDED          ENDED         ENDED
                                            2/28/99        8/31/98      12/31/97     2/28/99        8/31/98       12/31/97
                                          (UNAUDITED)                              (UNAUDITED)
Shares sold:
   A Class.............................     131,275       244,419       114,412      54,225        127,338        265,509
   B Class.............................      80,027        37,997        89,151      19,507         36,960        200,996
   C Class ............................         186         3,682         6,942      12,116          2,752          9,719

Shares issued upon reinvestment of
  dividends from net investment income
  and net realized gain on investment
  transactions:
  A Class .............................      15,253        16,919        27,906      50,024         70,272        129,146
  B Class .............................       5,845         5,986         7,813      11,826         16,990         33,377
  C Class .............................         255           252           404         123            264            521
                                            -------       -------       -------     -------        -------        -------
                                            232,841       309,255       246,628     147,821        254,576        639,268

Shares repurchased:
  A Class..............................    (124,695)     (101,432)     (142,361)   (287,842)      (373,253)      (656,405)
  B Class .............................     (10,939)      (25,196)      (12,598)    (45,406)       (77,609)      (175,978)
  C Class .............................      (1,283)       (2,379)       (6,119)     (1,371)       (13,547)        (4,070)
                                            -------       -------       -------     -------        -------        -------
                                           (136,917)     (129,007)     (161,078)   (334,619)      (464,409)      (836,453)
                                            -------       -------       -------     -------        -------        -------

Net increase (decrease) ...............      95,924       180,248        85,550    (186,798)      (209,833)      (197,185)
                                            =======       =======       =======     =======        =======        =======

                                               VOYAGEUR TAX-FREE FUNDS, INC.             VOYAGEUR TAX-FREE FUNDS, INC.
                                                TAX-FREE NORTH DAKOTA FUND                TAX-FREE OREGON INSURED FUND
                                         ---------------------------------------  ----------------------------------------
                                           SIX MONTHS   EIGHT MONTHS      YEAR      SIX MONTHS   EIGHT MONTHS       YEAR
                                             ENDED          ENDED        ENDED        ENDED          ENDED         ENDED
                                            2/28/99        8/31/98      12/31/97     2/28/99        8/31/98       12/31/97
                                          (UNAUDITED)                              (UNAUDITED)
Shares sold:
   A Class ............................      68,563        85,182        68,674      433,858        389,222        372,928
   B Class ............................       9,324         7,136        17,635      139,547         54,361        162,406
   C Class ............................         351             -             -       45,278         49,358         16,538

Shares issued upon reinvestment of
  dividends from net investment income
  and net realized gain on investment
  transactions:
  A Class .............................      44,631        52,793        95,230       35,198         41,911         61,920
  B Class .............................       1,208         1,149         2,047        6,376          9,754         15,305
  C Class .............................          63            99           156        1,572          1,286          1,157
                                            -------       -------       -------     --------        -------        -------
                                            124,140       146,359       183,742      661,829        545,892        630,254
Shares repurchased:
  A Class .............................    (149,631)     (205,612)     (529,157)     (55,740)      (238,227)      (412,353)
  B Class .............................      (4,814)       (1,044)       (5,593)     (18,982)      (114,262)       (33,265)
  C Class .............................           -        (1,113)         (274)         (82)        (6,562)        (2,526)
                                            -------       -------       -------     --------        -------        -------
                                           (154,445)     (207,769)     (535,024)     (74,804)      (359,051)      (448,144)
                                            -------       -------       -------     --------        -------        -------

Net increase (decrease)                     (30,305)      (61,410)     (351,282)     587,025        186,841        182,110
                                            =======       =======       =======     ========        =======        =======

                                                       for tax-exempt income #59

--------------------------------------------------------------------------------

5. Capital Stock (Continued)
Transactions in capital stock shares were as follows:

                                                 VOYAGEUR INVESTMENT TRUST              VOYAGEUR MUTUAL FUNDS, INC.
                                             TAX-FREE WASHINGTON INSURED FUND             TAX-FREE WISCONSIN FUND
                                         ---------------------------------------  ----------------------------------------
                                           SIX MONTHS   EIGHT MONTHS      YEAR      SIX MONTHS   EIGHT MONTHS       YEAR
                                             ENDED          ENDED        ENDED        ENDED          ENDED         ENDED
                                            2/28/99        8/31/98      12/31/97     2/28/99        8/31/98       12/31/97
                                          (UNAUDITED)                              (UNAUDITED)
Shares sold:
   A Class..............................     22,503        10,134        38,633      279,576        567,546       729,711
   B Class..............................     24,188        31,122        50,130       69,363         95,654        51,892
   C Class .............................        543        21,312         4,447       27,846         65,500        35,931

Shares issued upon reinvestment of
  dividends from net investment income
  and net realized gain on investment
  transactions:
  A Class...............................      2,541         3,273         6,061       43,166         51,547        78,038
  B Class...............................      1,626         1,719         1,911        3,190          3,392         4,328
  C Class ..............................        425           276            86        2,304          2,544         2,504
                                            -------       -------       -------      -------        -------       -------
                                             51,826        67,836       101,268      425,445        786,183       902,404
                                            -------       -------       -------      -------        -------       -------

Shares repurchased:
  A Class...............................     (6,568)      (20,291)      (55,657)    (149,351)      (283,460)     (657,954)
  B Class ..............................     (4,488)       (2,728)      (12,744)     (32,991)       (31,926)       (2,138)
  C Class...............................     (2,739)       (1,963)            -       (4,889)        (9,845)      (27,203)
                                            -------       -------       -------      -------        -------       -------
                                            (13,795)      (24,982)      (68,401)    (187,231)      (325,231)     (687,295)
                                            -------       -------       -------      -------        -------       -------
Net increase (decrease) ................     38,031        42,854        32,867      238,214        460,952      (215,109)
                                            =======       =======       =======      =======        =======       =======

6. Lines of Credit
The Funds have committed lines of credit for the following amounts:

Tax-Free Idaho Fund ..............................     $2,100,000
Tax-Free Iowa Fund ...............................      2,100,000
Tax-Free Kansas Fund .............................        700,000
Tax-Free Missouri Insured Fund ...................      3,000,000
Tax-Free North Dakota Fund .......................      1,600,000
Tax-Free Oregon Insured Fund .....................      1,500,000
Tax-Free Washington Insured Fund .................        200,000
Tax-Free Wisconsin Fund ..........................      1,700,000

No amounts were outstanding at February 28, 1999, or at any time during the fiscal year.

7. Credit and Market Risk
The Funds concentrate their investments in securities mainly issued by each specific states' municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF TAX FREE IDAHO FUNDS, TAX FREE IOWA FUNDS, TAX-FREE KANSAS FUND, Tax-Free Missouri Insured Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, Tax-Free Washington Insured Fund and Tax-Free Wisconsin Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

[photo of globes]

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE
INVESTMENTS
-------------------
Philadelphia-London

Printed in the USA
on recycled paper

(1625) (J4586)
SA-CORN [2/98] PP4/99